PROSPECTUS

     THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT B

                                  VENTURE SPVL

            A MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes Venture SPVL, a modified single premium variable life insurance policy (the "Policy"). The Manufacturers Life Insurance Company of New York (the "Company," "Manulife New York," "we" or "us") offers the Policy on both a single life and a survivorship basis.

Policy Value may accumulate on a fixed basis or vary with the investment performance of the sub-accounts of Manulife New York's Separate Account B (the "Separate Account"). The assets of each sub-account will be used to purchase shares of a particular investment portfolio (a "Portfolio"). The Portfolio prospectus and the corresponding Statement of Additional Information, describe the investment objectives of the Portfolios in which you may invest net premiums. Other sub-accounts and Portfolios may be added in the future.

EXCEPT FOR CERTAIN POLICIES ISSUED IN EXCHANGE FOR A POLICY WHICH IS NOT A MODIFIED ENDOWMENT CONTRACT (A "MEC"), THE POLICY WILL BE TREATED AS A MEC FOR FEDERAL INCOME TAX PURPOSES. AS A RESULT, ANY LOAN, PARTIAL WITHDRAWAL, ASSIGNMENT, PLEDGE, LAPSE OR SURRENDER OF THE POLICY (OR ANY LOAN, PARTIAL WITHDRAWAL, ASSIGNMENT OR PLEDGE OF THE POLICY WITHIN TWO YEARS BEFORE THE POLICY BECOMES A MEC) MAY BE SUBJECT TO INCOME TAX AND A 10% PENALTY TAX.

BECAUSE OF THE SUBSTANTIAL NATURE OF THE SURRENDER CHARGES, THE POLICY IS NOT SUITABLE FOR SHORT-TERM INVESTMENT PURPOSES. PROSPECTIVE PURCHASERS SHOULD NOTE THAT IT MAY NOT BE ADVISABLE TO PURCHASE A POLICY AS A REPLACEMENT FOR EXISTING INSURANCE.

The Securities and Exchange Commission ("SEC") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          HOME OFFICE:                  SERVICE OFFICE MAILING ADDRESS:

The Manufacturers Life Insurance       The Manufacturers Life Insurance
       Company of New York                    Company of New York
      100 Summit Lake Drive          P.O. Box 633, Niagara Square Station
          Second Floor                   Buffalo, New York 14201-0633
    Valhalla, New York 10595               TELEPHONE: 1-888-267-7784

                   THE DATE OF THIS PROSPECTUS IS MAY 1, 2004

                                Table of Contents

RISKS/BENEFITS SUMMARY....................................      4
FEE TABLE.................................................      5
POLICY SUMMARY............................................      6
  General.................................................      6
  Death Benefits..........................................      6
  Premiums................................................      6
  Policy Value............................................      6
  Policy Loans............................................      6
  Surrender and Partial Withdrawals.......................      6
  Lapse and Reinstatement.................................      6
  Charges and Deductions..................................      7
  Investment Options and Investment Advisers..............      8
  Investment Management Fees and Expenses.................      8
  Table of Investment Options and Investment Subadvisers..      8
GENERAL INFORMATION ABOUT MANULIFE NEW YORK, RATINGS,
THE SEPARATE ACCOUNT AND THE PORTFOLIOS...................     10
  Manulife New York.......................................     10
  The Separate Account....................................     10
  The Portfolios..........................................     11
ISSUING A POLICY..........................................     16
  Requirements............................................     16
  Temporary Insurance Agreement...........................     17
  Right to Examine the Policy.............................     17
  Life Insurance Qualification............................     17
DEATH BENEFITS............................................     18
  Death Benefit...........................................     18
  Maturity Date...........................................     18
PREMIUM PAYMENTS..........................................     19
  Initial Premiums........................................     19
  Premium Allocation......................................     19
  Maximum Premium Limitation..............................     19
CHARGES AND DEDUCTIONS....................................     19
  Tax load................................................     19
  Surrender Charges.......................................     20
  Monthly Charges.........................................     20
  Administration Charge...................................     21
  Cost of Insurance Charge................................     21
  Mortality and Expense Risks Charge......................     21
  Charges for Supplementary Benefits......................     21
  Charges for Transfers...................................     22
  Investment Management Fees and Expenses.................     22
  Reduction in Charges....................................     22
SPECIAL PROVISIONS FOR EXCHANGES..........................     22
COMPANY TAX CONSIDERATIONS................................     22
POLICY VALUE..............................................     22
  Determination of the Policy Value.......................     22
  Units and Unit Values...................................     23
  Transfers of Policy Value...............................     23
  Telephone Transfers.....................................     24
  Dollar Cost Averaging...................................     24
  Asset Allocation Balancer Transfers.....................     25
POLICY LOANS..............................................     25
  Maximum Loanable Amount.................................     25
  Effect of Policy Loans..................................     25
  Interest Charged on Policy Loans........................     25
  Loan Account............................................     25
POLICY SURRENDER AND PARTIAL WITHDRAWALS..................     26
  Policy Surrender........................................     26
  Partial Withdrawals.....................................     26
LAPSE AND REINSTATEMENT...................................     27
  Lapse...................................................     27
  Reinstatement...........................................     27
  Termination.............................................     27
THE GENERAL ACCOUNT.......................................     28
  Fixed Account...........................................     28
OTHER PROVISIONS OF THE POLICY............................     28
  Assignment of Rights....................................     28
  Beneficiary.............................................     28
  Incontestability........................................     29
  Misstatement of Age or Sex..............................     29
  Suicide Exclusion.......................................     29
  Supplementary Benefits..................................     29
TAX TREATMENT OF THE POLICY...............................     29
  Taxation of Life Insurance Policies in General..........     29
OTHER INFORMATION.........................................     33
  Payment of Proceeds.....................................     33
  Reports to Policyowners.................................     33
  Distribution of the Policies............................     34
  Responsibilities Assumed By Manulife New York, Manulife
  USA and Manulife Financial Securities...................     34
  Voting Rights...........................................     34
  Substitution of Portfolio Shares........................     34
  Records and Accounts....................................     35
  State Regulations.......................................     35
  Litigation..............................................     35
  Further Information.....................................     35
APPENDIX A:  DEFINITIONS..................................     A-1
APPENDIX B:  ILLUSTRATIONS................................     B-1

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION WHERE IT WOULD NOT BE LAWFUL. YOU SHOULD RELY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, THE PORTFOLIO PROSPECTUSES, OR THE CORRESPONDING STATEMENTS OF ADDITIONAL INFORMATION. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.

RISKS/BENEFITS SUMMARY

Benefit

Some of the benefits of purchasing the Policy are described below.

DEATH BENEFIT PROTECTION. This prospectus describes variable life insurance policy, which provides for a death benefit payable to the beneficiary of the Policy upon the death of the insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.

TAX DEFERRED ACCUMULATION. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the Policy generates no taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.

INVESTMENT OPTIONS. In addition to the Fixed Account, the Policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the Portfolio prospectuses.

FLEXIBILITY. You are able to select, monitor, and change investment choices within your policy.

ACCESS TO YOUR POLICY VALUES. Variable life insurance offers access to Policy Value. You may borrow against your Policy, or surrender all, or a portion of your policy through a partial withdrawal. However, if the Policy is a MEC, any withdrawal (including a loan) may be taxable.

Risks

Some of the risks of purchasing the Policy are described below.

FLUCTUATING INVESTMENT PERFORMANCE. Policy Values invested in a sub-account are not guaranteed and will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account's objective and risk is found in the Portfolio prospectuses. You should review this prospectus carefully before allocating Policy Value to any sub-accounts.

UNSUITABLE FOR SHORT-TERM INVESTMENT. The Policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.

POLICY LAPSE. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount and if investment results are less favorable than anticipated or if extensive policy loans are taken, unless the Policy is covered by the Lapse Protection Benefit A Policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the Policy may be treated as ordinary income subject to tax.

DECREASING DEATH BENEFIT. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit.

ADVERSE CONSEQUENCES OF EARLY SURRENDER. There are surrender charges assessed if you surrender your Policy in the first 10 years from the purchase of the Policy. Depending on the amount of premium paid and the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the Policy is surrendered.

ADVERSE TAX CONSEQUENCES. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.

Except for certain Policies issued in exchange for a policy which is not a modified endowment contract (a "MEC"), the Policy will be treated as a MEC for Federal income tax purposes. As a result, any loan, partial withdrawal, assignment, pledge, lapse or surrender of the Policy (or any loan, partial withdrawal, assignment or pledge of the Policy within two years before the Policy becomes a MEC) may be subject to income tax and a 10% penalty tax.

FEE TABLE

The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer cash value between investment options.

                                                                  TRANSACTION FEES
CHARGE                                 WHEN CHARGE IS DEDUCTED                  AMOUNT DEDUCTED
------                                 -----------------------                  ---------------
Transfer Fees                          Upon transfer                            $25 (only applies to transfers in excess of 12 in a
                                                                                Policy Year)

Maximum Surrender Charge (Load)        Upon withdrawal, surrender or Policy     10% (1)
                                       lapse

(1) The Total amount of the surrender charge is determined by multiplying the amount withdrawn or surrendered in excess of the free withdrawal amount by the applicable surrender charge percentage. The maximum Surrender Charge is 10% in Policy Year 1. The Surrender Charge for Policy Years 2 and greater are set forth below.

Policy Year        Surrender Charge      Policy Year       Surrender Charge
-----------        ----------------      -----------       ----------------
    1                   10.00%                6                  5.00%

    2                    9.00%                7                  4.00%

    3                    8.00%                8                  3.00%

    4                    7.00%                9                  1.50%

    5                    6.00%               10+                 0.00%

If necessary, the Company will reduce the surrender charge deducted upon a partial withdrawal or a surrender of the Policy so that the sum of all premium loads, the administration fees and surrender charge deducted (including the surrender charge to be deducted upon such partial withdrawal or surrender) does not exceed 10% of aggregate payments made during the first Policy Year.


The next table describes the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the Policy, not including fees and expenses of the Portfolios, the underlying variable investment options for your Policy.

                                 ANNUAL CHARGES OTHER THAN THOSE OF THE PORTFOLIOS
                   CHARGE                      WHEN CHARGE IS DEDUCTED                 AMOUNT DEDUCTED (4)
                   ------                      -----------------------                 -------------------
Cost of Insurance (1)                          Monthly

Minimum and Maximum Charge                                                 The possible range of the cost of
                                                                           insurance is from $0 to $83.33 per $1,000
                                                                           of the net amount at risk.

Charge for a Representative                                                $0.18 per $1,000 of the net amount at risk
Policyowner (a 55 year old
preferred non-smoking male)

Premium Load                                   Monthly                     0.03% of Policy Value (equivalent to 0.36%
                                                                           annually) during the first 10 Policy Years
                                                                           (2)

Mortality and Expense Risk Charge              Monthly                     In Policy Years 1-10 the charge is 0.08%
                                                                           monthly (0.900% annually) (3)

Administrative Charge                          Monthly                     $7.50 plus 0.10% monthly (equivalent to
                                                                           0.12% annually)

Loan Interest Rate (Net)                       Annually

Preferred Loans                                                            0%

Nonpreferred Loans                                                         2.00%

(1) The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular Policyowner will pay. Information regarding your individual cost of insurance charges may be found in your Policy.

(2) If additional premium payments are made, the 0.03% premium load for a particular payment is deducted from the Policy Value corresponding to the premium payment for 10 Policy Years following the premium payment.

(3)      Thereafter the charge is 0.03% monthly (0.30% annually).

(4)      All figures are rounded to two decimal places.

The next table described the fees and expenses of the Portfolios that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Portfolios. More detail concerning each Portfolio's fees and expenses is contained in the Portfolio prospectuses.

                          ANNUAL OPERATING EXPENSES OF THE PORTFOLIOS
                       (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

CHARGE                                                          MINIMUM        MAXIMUM
------                                                          -------        -------
Expenses that are deducted from portfolio assets,
 including advisory fees, Rule 12b-1 fees and Other Expenses     0.55%          2.86*%

* The minimum and maximum expenses do not reflect any expense reimbursements. If such reimbursements were reflected, the maximum expenses would be 1.55%. Expense reimbursements may be terminated at any time.

POLICY SUMMARY

GENERAL

This Policy may be issued either as a modified single premium variable life insurance policy or as a modified single premium survivorship variable life insurance policy. We have prepared the following summary as a general description of the most important features of the Policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage.

DEATH BENEFITS

The Policy provides a death benefit. The death benefit is the FACE AMOUNT OF THE POLICY at the date of death (less any Policy Debt and outstanding Monthly Deductions due) or, if greater, the Minimum Death Benefit (less any Policy Debt and outstanding Monthly Deductions due).

PREMIUMS

The Policy permits the payment of a large initial premium. The initial premium must be 100% of the Guideline Single Premium (based on Face Amount). The minimum single premium is $25,000. Additional premiums will be accepted only under certain conditions as stated under "Premium Payments - Subsequent Premiums." Premiums will be allocated, according to your instructions and at the Company's discretion, to one or more of our general account (the "Fixed Account") and the sub-accounts of the Separate Account of the Company. You (the policyowner) may change your allocation instructions at any time. You may also transfer amounts among the accounts.

POLICY VALUE

The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which you have allocated premiums.

POLICY LOANS

You may borrow an amount not to exceed 90% of your Policy's Net Cash Surrender Value. Loan interest at a rate of 6.00% is due on each Policy Anniversary. Preferred interest rates are also available in the case of loans on amounts that represent Earnings on the Policy. We will deduct all outstanding Policy Debt from proceeds payable at the insured's death, or upon surrender. Policy loans may have tax consequences. See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a loan from the Policy.

SURRENDER AND PARTIAL WITHDRAWALS

You may make a partial withdrawal of your Policy Value. A partial withdrawal will result in a reduction in the Face Amount of the Policy. A partial withdrawal may result in a surrender charge if made during the Surrender Charge Period.

You may surrender your Policy for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less the sum of (a) Surrender Charges, (b) outstanding Monthly Deductions due, and (c) Policy Debt.

See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a surrender of, or partial withdrawal from, the Policy.

LAPSE AND REINSTATEMENT

Unless the Lapse Protection Benefit is in effect, a Policy will lapse (and terminate without value) when its Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without your having made an adequate payment. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover

Policy charges. A Policy could also lapse if the Policy Debt is greater than the Cash Surrender Value since the Lapse Protection Benefit terminates on any date that the Policy Debt exceeds the Cash Surrender Value.

A policyowner may reinstate a lapsed Policy at any time within the five year period following lapse provided the Policy was not surrendered for its Net Cash Surrender Value. However, in the case of a Survivorship Policy, the Policy may not be reinstated if any of the Life Insureds have died since the Policy lapsed. We will require evidence of insurability along with a certain amount of premium as described under "Reinstatement."

See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a lapse and reinstatement of the Policy.

TAXATION OF POLICY BENEFITS

Characterization of a Policy as a MEC.

Section 7702A of the Internal Revenue Code of 1986 (the "Code") establishes a class of life insurance contracts designated as Modified Endowment Contracts ("MECs"), which applies to Policies entered into or materially changed after June 20, 1988. In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay test"). A Policy that is not already a MEC may become one if there is a "material change" in its benefits or other provisions. A material change starts a new seven-year testing period. The determination of whether a Policy will be a MEC after a material change generally depends upon the relationship of the death benefit and the Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. In general, this Policy will constitute a MEC unless:

         (1) it was received in exchange for another life insurance policy which was not a MEC,

         (2) no premium payments (other than the exchanged policy) are paid into the Policy during the first seven Policy years, and

         (3) the death benefit on the new Policy is not less than the death benefit on the exchanged policy.

If the death benefit on the new policy is less than the death benefit on the exchanged policy, the new policy may become a MEC if (1) the exchanged policy was, at the time of the exchange, subject to the MEC rules, (2) premium payments had been made to the old policy after it had become subject to the MEC rules, and (3) the exchanged policy was in a seven-pay test period at the time of exchange or, in the case of a Survivorship Policy, the Policy was issued (or deemed issued) after September 13, 1989.

In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven Policy years.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the Policy value exceeds the investment in the Policy. The amount of any loan (including unpaid interest thereon) under the Policy will be treated as a withdrawal from the Policy for tax purposes. In addition, if you assign or pledge any portion of the value of a Policy (or agree to assign or pledge any portion), such portion will be treated as a withdrawal from the Policy for tax purposes. Your investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy which is a MEC, you should consult a qualified tax adviser.

MEC Penalty Tax. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includible in income, unless the withdrawals are made
(1) after you attain age 59-1/2, (2) because you have become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over your life (or the joint lives or life expectancies of you and your beneficiary, as defined in the tax law).

For further information regarding the tax treatment of Policies that are MECs, see "Tax Treatment of the Policy - Tax Treatment of Policy Benefits."

CHARGES AND DEDUCTIONS

We assess certain charges and deductions in connection with the Policy. These include:

         - charges assessed monthly for mortality and expense risks, cost of insurance, administration expenses and tax loads,

         -        charges deducted from premiums paid, and

         - charges assessed on surrender, lapse or withdrawal of Net Cash Surrender Value.

These charges are summarized in the Table of Charges and Deductions. Unless you otherwise specify and we allow, the monthly deduction will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value immediately prior to the deduction. However, the mortality and expense risks charge will only be allocated among the Investment Accounts.

In addition, there are charges deducted from each Portfolio. These charges are summarized in the Table of Investment Management Fees and Expenses.

INVESTMENT OPTIONS AND INVESTMENT ADVISERS

You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the Portfolios described under "Portfolios."

The Portfolios also employs subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.

Allocating net premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating net premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your Policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

INVESTMENT MANAGEMENT FEES AND EXPENSES

Each sub-account of the Separate Account purchases shares of one of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the Portfolios. These fees and expenses are described in detail in the Portfolio prospectuses.

TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS

The following subadvisers manage the Portfolios which are investment options for this contract.

                  SUBADVISER                                        PORTFOLIO
A I M Capital Management, Inc.                       All Cap Growth Trust
                                                     Aggressive Growth Trust
                                                     Mid Cap Core Trust

American Century Investment Management, Inc.         Small Company Trust

Capital Guardian Trust Company                       Small Company Blend Trust
                                                     U.S. Large Cap Trust
                                                     Income & Value Trust
                                                     Diversified Bond Trust

Capital Research Management Company                  American Growth Trust
(Adviser to the American Fund Insurance Series) (D)  American International Trust
                                                     American Blue Chip Income and Growth Trust
                                                     American Growth-Income Trust

Davis Advisors                                       Financial Services Trust
                                                     Fundamental Value Trust

Deutsche Asset Management, Inc.                      Real Estate Securities Trust
                                                     Dynamic Growth Trust
                                                     All Cap Core Trust
                                                     Lifestyle Trusts(A)

Deutsche Asset Management Investment Services Ltd.   International Stock Trust

Fidelity Management & Research Company               Strategic Opportunities Trust
                                                     Large Cap Growth Trust
                                                     Overseas Trust

                  SUBADVISER                                                    PORTFOLIO
Franklin Advisers, Inc.                                   Emerging Small Company Trust

John Hancock Advisers, LLC                                Strategic Income Trust

Jennison Associates LLC                                   Capital Appreciation Trust

Legg Mason Funds Management, Inc.                         Core Equity Trust

Lord, Abbett & Co                                         Mid Cap Value Trust
                                                          All Cap Value Trust

Mercury Advisors(C)                                       Large Cap Value Trust

MFC Global Investment Management (U.S.A.) Limited (E)     Pacific Rim Trust
                                                          Quantitative Mid Cap Trust
                                                          Quantitative All Cap Trust
                                                          Quantitative Value Trust
                                                          Emerging Growth Trust
                                                          Money Market Trust
                                                          Index Trusts
                                                          Lifestyle Trusts(A)

Massachusetts Financial Services Company                  Strategic Growth Trust
                                                          Strategic Value Trust
                                                          Utilities Trust

Munder Capital Management                                 Small Cap Opportunities Trust

Pacific Investment Management Company                     Global Bond Trust
                                                          Total Return Trust
                                                          Real Return Bond Trust

                                                          All Asset Portfolio
                                                          (a series of PIMCO Variable Insurance Trust)

Pzena Investment Management, LLC                          Classic Value Trust

Salomon Brothers Asset Management Inc                     U.S. Government Securities Trust
                                                          Strategic Bond Trust
                                                          Special Value Trust
                                                          High Yield Trust

SSgA Funds Management, Inc                                International Equity Index Fund
                                                          (a series of John Hancock Variable Insurance Trust I)
Sustainable Growth Advisers, L.P.                         U.S. Global Leaders Growth Trust

T. Rowe Price Associates, Inc                             Science & Technology Trust
                                                          Small Company Value Trust
                                                          Health Sciences Trust
                                                          Blue Chip Growth Trust
                                                          Equity-Income Trust

Templeton Global Advisors Limited                         Global Trust

Templeton Investment Counsel, Inc.                        International Value Trust
                                                          International Small Cap Trust

UBS Global Asset Management                               Global Allocation Trust

Wellington Management Company, LLP                        Growth & Income Trust
                                                          Investment Quality Bond Trust
                                                          Mid Cap Stock Trust
                                                          Natural Resources Trust

SUBADVISER         PORTFOLIO
Van Kampen (B)     Value Trust

(A) Deutsche Asset Management, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited regarding management of the Lifestyle Trusts.

(B) Morgan Stanley Investment Management Inc. ("MSIM") is the sub-adviser to the Value Trust. MSIM does business in certain instances (including its role as the sub-adviser to the Value Trust) using the name "Van Kampen.

(C) Fund Asset Management, L.P. is the sub-adviser to the Large Cap Value Trust. Fund Asset Management does business in certain instances (including its role as the sub-adviser to the Large Cap Value Trust) using the name "Mercury Advisors."

(D) Each of the four portfolios invests exclusively in Class 2 shares of portfolios of the American Fund Insurance Series which is advised by Capital Research Management Company ("CRMC").

(E) MFC Global Investment Management (U.S.A.) Limited is an affiliate of Manufacturers Securities Services, LLC ("MSS") and the Trust.

GENERAL INFORMATION ABOUT MANULIFE NEW YORK, RATINGS, THE SEPARATE ACCOUNT AND THE PORTFOLIOS

MANULIFE NEW YORK

We are a stock life insurance company organized under the laws of New York on February 10, 1992. Our principal office is located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. We are a wholly-owned subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("MANULIFE USA"), a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan with its principal office located at 73 Tremont Street, Boston, Massachusetts 02108. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Manufacturers Life Insurance Company of New York's financial ratings are as follows:

         A++ A.M. Best
         Superior companies have a very strong ability to meet their obligations; 1st category of 16

         AA+ Fitch
         Very strong capacity to meet policyholder and contract obligations; 2nd category of 22

         AA+ Standard & Poor's
         Very strong financial security characteristics; 2nd category of 21

These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of The Manufacturers Life Insurance Company of New York's ability to honor any guarantees provided by the Policy and any applicable optional riders, but not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.

THE SEPARATE ACCOUNT

The Company established The Manufacturers Life Insurance Company of New York Separate Account B ("Separate Account") on May 6, 1997, subject to approval by the Superintendent of Insurance of New York. The Separate Account holds assets that are segregated from all of Manulife New York's other assets. The Separate Account is currently used only to support variable life insurance policies.

ASSETS OF THE SEPARATE ACCOUNT

The Company is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains, or losses of the Company. The Company will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable life insurance policies are general corporate obligations of the Company.

REGISTRATION

The Separate Account is registered with the SEC under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of the Company.

THE PORTFOLIOS

The assets of each sub-account of the Separate Account (except those invested in the International Equity Index Fund and the All Asset Portfolio) are invested in Series I shares of a corresponding investment portfolio of the Manufacturers Investment Trust (the "Trust"). The Trust is registered under the 1940 Act as an open-end management investment company. The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS").

Each of the Trust portfolios, except the Lifestyle Trusts, is subject to a Rule 12b-1 fee of 0.15% of a portfolio's Series I net assets (0.60% of a Series I net assets in the case of a American Growth Trust, American International Trust, American Growth-Income Trust and American Blue Chip Income and Growth Trust). Each Lifestyle Trust invests in portfolios that are subject to Rule 12b-1 fees.

The International Equity Index Fund is a series of the John Hancock Variable Series Trust I (the "VST Trust") which is registered under the 1940 Act as an open-end management investment company. The assets of the International Equity Index Fund subaccount are invested in Series I shares of the International Equity Index Fund which is subject to a 0.40% Rule 12b-1 fee. The VST Trust receives investment advisory services from John Hancock Life Insurance Company and the International Equity Index Trust portfolio is subadvised by SSgA Funds Management, Inc.

The All Asset Portfolio is a series of the PIMCO Variable Insurance Trust (the "PIMCO Trust") which is registered under the 1940 Act as an open-end management investment company. The assets of the All Asset Portfolio subaccounts are invested in the M class of shares of the All Asset Portfolio which is subject to a 0.25% Rule 12b-1 fee. The PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO").

The portfolios available under the Policies are as follows:

TRUST PORTFOLIOS INVESTING IN THE AMERICAN FUND INSURANCE SERIES

The AMERICAN GROWTH TRUST invests all of its assets in Class 2 shares of the Growth Fund, a series of American Fund Insurance Series. The Growth Fund invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

The AMERICAN INTERNATIONAL TRUST invests all of its assets in Class 2 shares of the International Fund, a series of American Fund Insurance Series. The International Fund invests primarily in common stocks of companies located outside the United States.

The AMERICAN GROWTH-INCOME TRUST invests all of its assets in Class 2 shares of the Growth-Income Fund, a series of American Fund Insurance Series. The Growth-Income Fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.

The AMERICAN BLUE CHIP INCOME AND GROWTH TRUST invests all of its assets in Class 2 shares of the Blue Chip Income and Growth Fund, a series of American Fund Insurance Series. The Blue Chip Income and Growth Fund invests primarily in common stocks of larger, more established companies based in the U.S. with market capitalizations of $4 billion and above.

                                      * * *

The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital by investing, under normal market condition, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Current income is incidental to the portfolio's objective.

The PACIFIC RIM TRUST (formerly, Pacific Rim Emerging Markets Trust) seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.

The HEALTH SCIENCES TRUST seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").

The EMERGING GROWTH TRUST seeks superior long-term rates of return through capital appreciation by investing, under normal circumstances, primarily in high quality securities and convertible instruments of small-cap U.S. companies.

The AGGRESSIVE GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's assets principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.

The EMERGING SMALL COMPANY TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Growth Index* ("small cap stocks") at the time of purchase.

The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index at the time of purchase.

The SMALL COMPANY TRUST seeks long-term capital growth by investing, under normal market conditions, primarily in equity securities of smaller-capitalization U.S. companies. The subadviser uses quantitative, computer-driven models to construct the portfolio of stocks for the Small Company Trust.

The DYNAMIC GROWTH TRUST seeks long-term growth of capital by investing in stocks and other equity securities of medium-sized U.S. companies with strong growth potential.

The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant capital appreciation potential.

The NATURAL RESOURCES TRUST seeks long-term total return by investing, under normal market conditions, primarily in equity and equity-related securities of natural resource-related companies worldwide.

The ALL CAP GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's assets under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.

The STRATEGIC OPPORTUNITIES TRUST seeks growth of capital by investing primarily in common stocks. Investments may include securities of domestic and foreign issuers, and growth or value stocks or a combination of both.

The FINANCIAL SERVICES TRUST seeks growth of capital by investing primarily in common stocks of financial companies. During normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.

The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing in stocks and other securities with equity characteristics of companies located in the developed countries that make up the MSCI EAFE Index.

The OVERSEAS TRUST seeks growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in non-U.S. securities. The portfolio expects to invest primarily in equity securities.

The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in the common stock of companies located outside the U.S. which have total stock market capitalization or annual revenues of $1.5 billion or less ("small company securities").

The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging markets.

The QUANTITATIVE MID CAP TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its total assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.

The MID CAP CORE TRUST seeks long-term growth of capital by investing, normally, at least 80% of its assets in equity securities, including convertible securities, of mid-capitalization companies.

The GLOBAL TRUST (formerly, Global Equity Trust) seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located anywhere in the world, including emerging markets.

The STRATEGIC GROWTH TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stocks and related securities (such as preferred stocks, bonds, warrants or rights convertible into stock and depositary receipts for these securities) of companies which the subadviser believes offer superior prospects for growth.

The CAPITAL APPRECIATION TRUST seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium-to-large capitalization companies.

The U.S. GLOBAL LEADERS GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in common stocks of "U.S. Global Leaders."

The QUANTITATIVE ALL CAP TRUST seeks long-term growth of capital by investing, under normal circumstances, primarily in equity securities of U.S. companies. The portfolio will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

The ALL CAP CORE TRUST seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) primarily those within the Russell 3000 Index*.

The LARGE CAP GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with large market capitalizations.

The CLASSIC VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its net assets in domestic equity securities.

The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) by investing, under normal market conditions, at least 80% of the portfolio's total assets in the common stocks of large and medium-sized blue chip growth companies. Many of the stocks in the portfolio are expected to pay dividends.

The U.S. LARGE CAP TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.

The CORE EQUITY TRUST seeks long-term capital growth by investing, under normal market conditions, primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth. The subadviser seeks to purchase securities at large discounts to the subadviser's assessment of their intrinsic value.

The STRATEGIC VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 65% of its net assets in common stocks and related securities of companies which the subadviser believes are undervalued in the market relative to their long term potential.

The LARGE CAP VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in a diversified portfolio of equity securities of large cap companies located in the U.S.

The UTILITIES TRUST seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of domestic and foreign companies in the utilities industry.

The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate companies.

The SMALL CAP OPPORTUNITIES TRUST seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index.

The SMALL COMPANY VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in small companies whose common stocks are believed to be undervalued. Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with a market capitalization that do not exceed the maximum market capitalization of any security in the Russell 2000 Index* at the time of purchase.

The SPECIAL VALUE TRUST seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in common stocks and other equity securities of companies whose market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell 2000 Value Index.

The MID CAP VALUE TRUST seeks capital appreciation by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in mid-sized companies, with market capitalization of roughly $500 million to $10 billion.

The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index.

The ALL CAP VALUE TRUST seeks capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.

The FUNDAMENTAL VALUE TRUST seeks growth of capital by investing, under normal market conditions, primarily in common stocks of U.S. companies with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.

The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.

The QUANTITATIVE VALUE TRUST seeks long-term capital appreciation by investing primarily in large-cap U.S. securities with the potential for long-term growth of capital.

The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

The INCOME & VALUE TRUST seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed income securities.

The ALL ASSET PORTFOLIO (a series of the PIMCO Variable Insurance Trust) (only Class M shares are available for sale) seeks maximum real return consistent with preservation of real capital and prudent investment management by investing, under normal circumstances, substantially all of its assets in Institutional Class shares of the PIMCO Funds, Pacific Investment Management Series, an affiliated open-end investment company.

The GLOBAL ALLOCATION TRUST seeks total return, consisting of long-term capital appreciation and current income, by investing in equity and fixed income securities of issuers located within and outside the U.S.

The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

The STRATEGIC INCOME TRUST seeks a high level of current income by investing, under normal market conditions, primarily in foreign government and corporate debt securities from developed and emerging markets; U.S. Government and agency securities; and U.S. high yield bonds.

The GLOBAL BOND TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's assets primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.

The DIVERSIFIED BOND TRUST seeks high total return consistent with the conservation of capital by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.

The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing in a diversified portfolio of investment grade bonds and tends to focus its investment on corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.

The REAL RETURN BOND TRUST seeks maximum return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments and by corporations.

The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U. S. entities.

The SMALL CAP INDEX TRUST seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to track the performance of the Russell 2000 Index*.

The INTERNATIONAL INDEX TRUST seeks to approximate the aggregate total return of a foreign equity market index by attempting to track the performance of the Morgan Stanley European Australian Far East Free Index (the "MSCI EAFE Index")*. (Available only to policies issued prior to May 1, 2004) (Subject to shareholder/contractowner approval, the International Index Trust will merge with the International Equity Index Trust immediately after the close of business on June 18, 2004.)

The INTERNATIONAL EQUITY INDEX FUND (a series of the John Hancock Variable Series Trust I) (only Series I shares are available for sale) seeks to track the performance of broad-based equity indices of foreign companies in developed and emerging markets by attempting to track the performance of the MSCI All Country World ex-US Index*.

The MID CAP INDEX TRUST seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index by attempting to track the performance of the S&P Mid Cap 400 Index*.

The TOTAL STOCK MARKET INDEX seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the Wilshire 5000 Equity Index*.

The 500 INDEX TRUST seeks to approximate the aggregate total return of a broad U.S. domestic equity market index by attempting to track the performance of the S&P 500 Composite Stock Price Index*.

The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

*"Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)," "Russell 2000(R) Growth" and "Russell 3000(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex USIndex" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

ISSUING A POLICY

REQUIREMENTS

To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction.

Policies may be issued on a basis which does not take into account the insured's sex, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 20 through 90.

Under current underwriting rules, which are subject to change, proposed insureds are eligible for simplified underwriting without a medical examination if their application responses and initial payment meet simplified underwriting standards. Customary underwriting standards will apply to all other proposed insureds. The maximum initial premium currently permitted on a simplified underwriting basis varies with the issue age of the insured according to the following table. Simplified Underwriting is not available for additional premium payments.

AGE (1)                         SIMPLIFIED UNDERWRITING MAXIMUM INITIAL PAYMENT
---                             -----------------------------------------------
20-29                                               $ 30,000
30-39                                               $ 60,000
40-49                                               $100,000
50-74                                               $150,000
75-90                                               $100,000

(1)      In the case of a Survivorship Policy, the youngest of the Life Insured.

Each Policy has a Policy Date, an Effective Date and an Issue Date (See "Definitions" in Appendix A).

The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the Policy and when the first monthly deductions are deducted from the Policy Value. The Issue Date is the date from which Suicide and Incontestability are measured.

If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the Policy has been made:

         (i) the Policy Date and the Effective Date will be the date the Company receives the check at its service office, and

         (ii)     the Issue Date will be the date the Company issues the Policy.

The initial premium must be received within 60 days after the Issue Date, and the policyowner must be in good health on the date the initial premium is received. If the premium is not paid or if the application is rejected, the Policy will be canceled and any partial premiums paid will be returned to the applicant.

MINIMUM INITIAL FACE AMOUNT

The Company will generally issue a Policy only if it has a Face Amount that corresponds to an initial premium of at least $25,000.

BACKDATING A POLICY

Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated more than six months before the date of the application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated.

The initial premium paid plus interest credited beginning on the date on which the premium was received, will be allocated among the Investment Accounts and/or Fixed Account in accordance with the policyowner's instructions once the Right to Examine period has expired.

TEMPORARY INSURANCE AGREEMENT

In accordance with the Company's underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the Life Insured meets the Company's usual and customary underwriting standards for the coverage applied for.

The acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to request additional information or to reject an application for any reason.

Persons failing to meet standard underwriting classification may be eligible for a Policy with an additional risk rating assigned to it.

RIGHT TO EXAMINE THE POLICY

A Policy may be returned for a refund of the premium within 10 days after the policy is received. The Policy can be mailed or delivered to the Manulife New York agent who sold it or to the Manulife New York Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at its Service Office, Manulife New York will refund any premium paid. Manulife New York reserves the right to delay the refund of any premium paid by check until the check has cleared.

If the Policy is purchased in connection with a replacement of an existing policy (as defined below), the policyowner may also cancel the Policy by returning it to the Service Office or the Manulife New York agent who sold it at any time within 60 days after receipt of the Policy. Within 10 days of receipt of the Policy by the Company, the Company will refund the premium to the policyowner. In the case of a replacement of a policy issued by a New York insurance company, the policyowner may have the right to reinstate the prior policy. The policyowner should consult with his or her attorney or the Manulife New York agent regarding this matter prior to purchasing the new Policy.

Replacement of an existing life insurance policy generally is defined as the purchase of a new life insurance policy in connection with (a) the lapse, surrender or change of, or borrowing from, an existing life insurance policy or
(b) the assignment to a new issuer of an existing life insurance policy. This description, however, does not necessarily cover all situations which could be considered a replacement of existing life insurance policy. Therefore, a policyowner should consult with his or her Manulife New York agent or attorney regarding whether the purchase of a new life insurance policy is a replacement of an existing life insurance policy.

The Company reserves the right to delay the refund of any premium paid by check until the check has cleared.

LIFE INSURANCE QUALIFICATION

A Policy must qualify as a life insurance policy for purposes of Section 7702 of the Code by satisfying the Guideline Premium Test.

GUIDELINE PREMIUM TEST

The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit (described below).

Changes to the Policy may affect the maximum amount of premiums, such as:

         -        Change in Risk Classification

         -        Partial Withdrawals

         -        Addition or deletion of supplementary benefits

Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.

The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit (as described below under "Death Benefit").

DEATH BENEFITS

If the Policy is in force at the time of the death of the Life Insured, the Company will pay an insurance benefit on receiving due proof of death. For a Survivorship Policy, due proof of death must be provided for each of the Life Insureds although the insurance benefit is payable on the death of the last to die of the Life Insured. If the Life Insured should die after the Company's receipt of a request for surrender, no insurance benefit will be payable, and the Company will pay only the Net Cash Surrender Value.

The amount payable will be the death benefit, plus any amounts payable under any supplementary benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment.

DEATH BENEFIT

The death benefit is the Face Amount of the Policy at the date of death (less any Policy Debt and outstanding Monthly Deductions due) or, if greater, the Minimum Death Benefit (less any Policy Debt and outstanding Monthly Deductions due).

MINIMUM DEATH BENEFIT

The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable Minimum Death Benefit Percentage for the Attained Age of the Life Insured in the case of a Single Life Policy (or the youngest of the Life Insureds in the case of a Survivorship Policy). The Minimum Death Benefit Percentages are set forth in the Policy.

Therefore, the death benefit will always be at least equal to the Face Amount of the Policy. However, if there is a sufficient increase in Policy Value such that the Policy Value times the applicable Minimum Death Benefit Percentage is greater than the Face Amount, the death benefit will be greater than the Face Amount.

LAPSE PROTECTION BENEFIT

The Lapse Protection Benefit protects the Policy from going into default. As long as this benefit is in force and any outstanding Policy Debt is less than the Cash Surrender Value, the Policy will not go into default.

The Lapse Protection Benefit Period is indicated on the policy information page of the Policy and depends on the age of the Life Insured at issuance of the Policy (in the case of a Survivorship Policy, based on the age of the older Life Insured at issuance of the Policy). The Lapse Protection Benefit Period for each age at issue is set out below.

AGE AT ISSUANCE OF THE POLICY          LAPSE PROTECTION BENEFIT PERIOD (NUMBER OF YEARS)
-----------------------------          -------------------------------------------------
            20-29                                             35
            30-39                                             30
            40-49                                             25
            50-59                                             20
            60-69                                             15
            70-84                                             10
            85-90                                              8

FACTORS THAT AFFECT THE DEATH BENEFIT

In the case of the Minimum Death Benefit, changes in the Policy Value will affect the amount of death benefit. Factors that affect the Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For a discussion of how these factors affect Policy Value see the "Risk/Benefit Summary." These factors do not affect the Face Amount of the Policy. The death benefit will be the Face Amount of the Policy or, if greater, the Minimum Death Benefit.

MATURITY DATE

Provided that the Policy is in force and the Life Insured is alive (or the last to die of the Life Insured in the case of a Survivorship Policy), the Company will pay the policyowner the Net Cash Surrender Value calculated as of the Maturity Date.

PREMIUM PAYMENTS

INITIAL PREMIUMS

The Policy permits the payment of a large initial premium and, subject to the restrictions described below, additional premiums. The minimum initial premium is $25,000. The initial premium must be 100% of the Guideline Single Premium (based on Face Amount selected by the policyowner).

No premium will be accepted prior to receipt of a completed application by the Company. The initial premium received will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust until the Right to Examine period has expired.

         (a) while there is an outstanding Policy Debt, any additional premium payment will be applied first to repay the loan;

         (b) Face Amount increases are not permitted in connection with additional premiums (Therefore, the total of all premiums paid for a Policy may not exceed the greater of 100% of the Guideline Single Premium or the sum of the Guideline Annual Premiums for the Face Amount of the Policy);

         (c) the Company may refuse or refund any premium payment (or any portion of such premium payment) that would cause the Policy to fail to qualify as life insurance under Section 7702 of the Code, and

         (d) additional premiums may require evidence of insurability on the Life Insured satisfactory to the Company unless the additional premium is applied to repay a loan.

The Company will add additional premiums to the Policy Value as of the Business Day it receives the additional premium at its Service Office unless evidence of insurability is required in which case the additional premium will be added to Policy Value as of the Business Day the Company's underwriters approve the additional premium.

PREMIUM ALLOCATION

At the end of the period you have the Right to Examine the policy, the Net Premiums paid plus any interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner's instructions.

Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and 100, provided the total allocation equals 100. A policyowner may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office. A policyowner may also change premium allocation by telephone if he or she has a currently valid authorization form on file with the Company.

MAXIMUM PREMIUM LIMITATION

The Policy is issued under the Guideline Premium Test which requires that in no event may the total of all premiums paid exceed the then current maximum premium limitations established by Federal income tax law for a Policy to qualify as life insurance.

If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

CHARGES AND DEDUCTIONS

TAX LOAD

A tax load of 0.030% of Policy Value is deducted monthly (equivalent to 0.360% annually) for the 10 Policy Years. If additional premium payments are made, the 0.030% tax load for a particular premium payment is deducted from the amount of Policy Value corresponding to the premium payment for 10 Policy Years following the premium payment. For example, if:

         -        the initial premium payment is $100,000,

         -        an additional premium payment of $50,000 is made in Policy
                  Year 7, and

         - the Policy Value at the time the additional premium payment is made is $200,000 (including the additional premium payment), then 0.030% will be deducted from 75% of Net Policy Value in Policy Years 7 through 10 and an additional 0.030% will be deducted from 25% of Net Policy Value in Policy Years 7 through 16.

Unless otherwise allowed by the Company and specified by the policyowner, the tax load will be allocated among the Investment Accounts and the Fixed Account in the Policy in the same proportion as the Policy Value in each bears to the Net Policy Value.

The tax load is paid to the Company and is designed to cover a portion of the Company's acquisition and sales expenses and premium and federal DAC taxes.

SURRENDER CHARGES

During the Surrender Charge Period, the Company will deduct a Surrender Charge if:

         -        the Policy is surrendered for its Net Cash Surrender Value,

         -        a partial withdrawal is made (above the Free Withdrawal
                  Amount), or

         -        the Policy terminates due to default.

Unless otherwise allowed by the Company and specified by the policyowner, the surrender charge is deducted from the amount to be paid to the policyowner upon surrender or lapse of the Policy or if a partial withdrawal is made.

The surrender charge, together with a portion of the tax load, are paid to the Company and are designed to compensate the Company for some of the expenses it incurs in selling and distributing the Policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature.

SURRENDER CHARGE CALCULATION

The Surrender Charge is determined by multiplying the amount withdrawn or surrendered in excess of the Free Withdrawal Amount by the applicable total Surrender Charge percentage shown in the table below.

POLICY YEAR          SURRENDER CHARGE
-----------          ----------------
     1                    10.00%
     2                     9.00%
     3                     8.00%
     4                     7.00%
     5                     6.00%
     6                     5.00%
     7                     4.00%
     8                     3.00%
     9                     1.50%
     10+                   0.00%

If necessary, we will reduce the surrender charge deducted upon a partial withdrawal or a surrender of the Policy so that the sum of all tax loads, the administration charges and surrender charge deducted (including the surrender charge to be deducted upon such partial withdrawal or surrender) does not exceed 10% of aggregate payments made during the first Policy Year.

We will allocate the deduction of the Surrender Charge for a withdrawal to the Fixed Account and the Investment Accounts in the same proportion that the withdrawal from each account bears to the total withdrawal. If the withdrawal plus the Surrender Charge allocated to a particular account are greater than the value of that account, we will reduce the portion of the withdrawal allocated to that account. We will reduce the allocated portion so that the withdrawal plus the charge allocated to the account equals the value of the account. If the amount in all accounts is not sufficient to pay the Surrender Charge, we will reduce the amount of the withdrawal.

SURRENDER CHARGES ON A PARTIAL WITHDRAWAL

Free Withdrawal Amount

A portion of the Net Cash Surrender Value may be withdrawn without being subject to a Surrender Charge (the "Free Withdrawal Amount"). The Free Withdrawal Amount is the greater of 10% of the total premiums or 100% of Earnings. In determining what, if any, portion of a partial withdrawal is in excess of the Free Withdrawal Amount, all previous partial withdrawals that have occurred in the current Policy Year are included.

MONTHLY CHARGES

On the Policy Date and at the beginning of each Policy Month, a deduction is due from the Net Policy Value to cover certain charges in connection with the Policy until the Maturity Date. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These charges consist of:

         -        a tax load, if applicable;

         -        an administration charge;

         -        a charge for the cost of insurance;

         -        a mortality and expense risks charge;

         - if applicable, a charge for any supplementary benefits added to the Policy.

Unless otherwise allowed by the Company and specified by the policyowner, the Monthly Deduction will be allocated among the Investment Accounts and the Fixed Account in the Policy in the same proportion as the Policy Value in each bears to the Net Policy Value immediately prior to the deduction. However, the mortality and expense risks charge will only be allocated among the Investment Accounts.

ADMINISTRATION CHARGE

This charge will be equal to $7.50 per Policy Month plus 0.010% of Net Policy Value deducted monthly (equivalent to 0.12% annually). The charge is paid to the Company and is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy.

COST OF INSURANCE CHARGE

The monthly charge for the cost of insurance is paid to the Company and is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month.

The net amount at risk is equal to (a) minus (b) where:

         (a) is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and

         (b)      is the Policy Value as of the first day of the Policy Month.

Since the net amount of risk is based on the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chose, payment of premiums and charges assessed.

The rates for the cost of insurance are based upon the issue age, duration of coverage, sex, and Risk Classification of the Life Insured. For a Survivorship Policy, the rates are determined for each of the Life Insureds on the basis described above and then are blended to produce a single cost of insurance rate.

Cost of insurance rates will generally increase with the age of the Life Insured. The first year cost of insurance rate is guaranteed.

The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the Life Insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Smoker Distinct Mortality tables.

MORTALITY AND EXPENSE RISKS CHARGE

A monthly charge equal to a percentage of the value of the Investment Accounts is assessed against the Investment Accounts. This charge is to compensate the Company for the mortality and expense risks it assumes under the Policy. The mortality risks assumed are that the Life Insured may live for a shorter period of time than the Company estimated. The expense risks assumed are that expenses incurred in issuing and administering the Policy will be greater than the Company estimated. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.

The charge varies by Policy Year as follows:

                 GUARANTEED MONTHLY MORTALITY     EQUIVALENT ANNUAL
                            AND                  MORTALITY AND EXPENSE
POLICY YEAR         EXPENSE RISKS CHARGE              RISKS CHARGE
-----------         --------------------              ------------
    1-10                   0.075%                       0.900%
    11+                    0.025%                       0.300%

CHARGES FOR SUPPLEMENTARY BENEFITS

If the Policy includes Supplementary Benefits, a charge may apply to such Supplementary Benefit.

CHARGES FOR TRANSFERS

A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

INVESTMENT MANAGEMENT FEES AND EXPENSES

The investment management fees and expenses of the Portfolios, the underlying variable investment options for the Policy, are set forth in the Portfolio prospectuses.

REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. The Company reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which the Company believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. The Company may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

SPECIAL PROVISIONS FOR EXCHANGES

The Company will permit policyowners of certain fixed life insurance policies issued by the Company to exchange their policies for the Policies described in this prospectus (and likewise, policyowners of policies described in this Prospectus may also exchange their Policies for certain fixed policies issued by the Company). Policyowners considering an exchange should consult their tax advisors as to the tax consequences of an exchange.

COMPANY TAX CONSIDERATIONS

At the present time, the Company makes no charge to the Separate Account for any Federal, state, or local taxes that the Company incurs that may be attributable to such Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

POLICY VALUE

DETERMINATION OF THE POLICY VALUE

A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

The Policy Value is affected by the investment performance of the Investment Account chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For a discussion of how these factors affect Policy Value see the "Risk/Return Summary."

INVESTMENT ACCOUNTS

An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

FIXED ACCOUNT

Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by the Company. For a detailed description of the Fixed Account, see "The General Account - Fixed Account".

LOAN ACCOUNT

Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to 4%. For a detailed description of the Loan Account, see "Policy Loans - Loan Account".

UNITS AND UNIT VALUES

CREDITING AND CANCELING UNITS

Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange on that day.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

UNIT VALUES

The value of a unit of each sub-account was initially fixed at $10.00. For each subsequent Business Day the unit value for that sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the sub-account on such subsequent Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

         (a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

         (b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day;

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

TRANSFERS OF POLICY VALUE

Subject to the restrictions set forth below, a policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. (Transfers involving the Fixed Account are subject to certain limitations as noted below under "Transfers Involving Fixed Account.") Transfer requests must be in writing in a format satisfactory to the Company, or by telephone if a currently valid telephone transfer authorization form is on file.

None of the portfolios which are investment options for the Policy are designed for short-term investing since such activity may increase portfolio transaction costs and be disruptive to management of a portfolio (affecting a subadviser's ability to effectively manage a portfolio in accordance with its investment objective and policies). Management of the Trust will monitor purchases and redemptions of Trust shares. If management of the Trust becomes aware of short-term trading that it believes, in its sole discretion, is significantly disrupting (or may potentially significantly disrupt) management of a portfolio or materially increasing portfolio transaction costs ("Disruptive Short-Term Trading"), the Trust may impose restrictions on such trading. The Trust's participation agreement with the Company requires the Company to impose trading restrictions on its policy owners if requested by the Trust. In addition, the Company also has a policy to restrict transfers to two per month per Policy. (For purposes of this restriction, (a) transfers made pursuant to the DCA program or the Asset Allocation Balancer program are not considered transfers and (b) all transfers made during the period from the opening of trading each day the net asset value of the shares of the Trust are determined (usually 9 a.m.) to the close of trading that day (the close of day-time trading of the New York Stock Exchange (usually 4 p.m.)) are considered one transfer.) Policyowners may, however, transfer to the Money Market Trust even if the two transfer per month limit has been reached if 100% of the Policy Value is transferred to the Money Market Trust. If such a transfer to the Money Market Trust is made, for a 30 day period after such transfer, no subsequent transfers from the Money Market Trust to another investment option may be made. This restriction is applied uniformly to all policyowners. The Company also reserves the right to take other actions to restrict trading as noted below.

Actions that the Company may take to restrict trading include, but are not limited to:

         - restricting the number of transfers made during a defined period,

         -        restricting the dollar amount of transfers,

         - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail), and

         -        restricting transfers into and out of certain subaccounts.

Policyowners should note that while the Trust and the Company seek to identify and prevent Disruptive Short-Term Trading, it is not always possible to do so. Therefore, no assurance can be given that the Trust and the Company will successfully impose restrictions on all Disruptive Short-Term Trading. If the Trust and Company are unsuccessful in restriction Disruptive Short-Term Trading, the portfolios may incur higher brokerage costs and may maintain higher cash levels, limiting their ability to achieve their investment objective.

We reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described under items (i) through (iii) in "Payment of Proceeds" occurs. Transfer privileges are also subject to any restrictions that may be imposed by the Portfolios. In addition, we reserve the right to defer the transfer privilege at any time when we are unable to purchase or redeem shares of the Portfolios.

While the Policy is in force, the policyowner may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

         (a)      within eighteen months after the Issue Date; or

         (b) within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or within 60 days of the date of notification of such change, whichever is later.

Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.

TRANSFER CHARGES

A policyowner may make up to twelve transfers each Policy Year free of charge. Additional transfers in each Policy Year may be made at a cost of $25 per transfer. This charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

Transfers under the Dollar Cost Averaging and Asset Allocation Balancer programs do not count against the number of free transfers permitted per Policy Year.

TRANSFERS INVOLVING FIXED ACCOUNT

The maximum amount that may be transferred from the Fixed Account in any one Policy Year is the greater of $2,000 or 15% of the Fixed Account Value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

TELEPHONE TRANSFERS

Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, the Company will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

DOLLAR COST AVERAGING

The Company will offer policyowners a Dollar Cost Averaging ("DCA") program. Under the DCA program, the policyowner will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. Currently, no charge will be made for this program, although the Company reserves the right to institute a charge on 90 days' written notice to the policyholder. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policyowner will be so notified.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

ASSET ALLOCATION BALANCER TRANSFERS

Under the Asset Allocation Balancer program the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date (or the last Policy Anniversary), the Company will move amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation. A change to the policyowner premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner either instructs the Company otherwise or has elected the Dollar Cost Averaging program. Currently, there is no charge for this program; however, the Company reserves the right to institute a charge on 90 days' written notice to the policyowner.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

POLICY LOANS

While this Policy is in force and has an available loan value, a policyowner may borrow against the Policy Value of the Policy. The Policy serves as the only security for the loan. Policy loans may have tax consequences.

MAXIMUM LOANABLE AMOUNT

The Maximum Loanable Amount is 90% of the Policy's Net Cash Surrender Value.

EFFECT OF POLICY LOANS

A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." In addition, a policy loan may result in a termination of the Lapse Protection Benefit since this benefit terminates if Policy Debt exceeds the Cash Surrender Value. Finally, a policy loan will affect the amount payable on the death of the Life Insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

If the Policy is a MEC, then a loan will be treated as a withdrawal for tax purposes and may be taxable. See sections entitled "Tax Treatment of the Policy
- Policies Which Are MECs," and "Tax Treatment of the Policy - Policies Which Are Not MECs."

INTEREST CHARGED ON POLICY LOANS

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 6.00%. If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy.

The Policy will go into default at any time the Policy Debt exceeds the Cash Surrender Value. At least 61 days prior to termination, the Company will send the policyowner a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.

LOAN ACCOUNT

When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

INTEREST CREDITED TO THE LOAN ACCOUNT

Nonpreferred Loans

Interest will be credited to amounts in the Loan Account at an effective annual rate of 4.00%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 2.00%. (The Loan Interest Credited Differential is the difference between the rate of interest charged on a policy loan and the rate of interest credited to amounts in the Loan Account.)

Preferred Loans

Preferred interest rates are available in the case of loans of amounts that represent Earnings on the Policy ("Preferred loans").

INTEREST WILL BE CREDITED TO AMOUNTS IN THE LOAN ACCOUNT AT AN EFFECTIVE ANNUAL RATE OF 6.00%. THE ACTUAL RATE CREDITED IS EQUAL TO THE RATE OF INTEREST CHARGED ON THE POLICY LOAN LESS THE LOAN INTEREST CREDITED DIFFERENTIAL, WHICH IS CURRENTLY 0.00%.

THE COMPANY MAY CHANGE THE CURRENT LOAN INTEREST CREDITED DIFFERENTIAL AS OF 90 DAYS AFTER SENDING YOU WRITTEN NOTICE OF SUCH CHANGE.

For a Policy that is not a MEC, the tax consequences associated with a loan interest credited differential of 0% are unclear. A tax adviser should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of the differential between the credited interest rate and the loan interest rate, the Company retains the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which the Company considers to be most likely to result in the transaction being treated as a loan under Federal tax law. In no event will the loan interest rate exceed the rate charged in the first ten Policy Years.

If the Policy is a MEC then, regardless of the loan interest credited differential, a loan will be treated as a withdrawal for tax purposes and may be taxable. See sections entitled "Tax Treatment of the Policy - Policies Which Are MECs," and "Tax Treatment of the Policy - Policies Which Are Not MECs."

LOAN ACCOUNT ADJUSTMENTS

On each Policy Anniversary the difference between the amount required in the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.

LOAN REPAYMENTS

Policy Debt may be repaid in whole or in part at any time prior to the death of the Life Insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. Loan repayments will be allocated first to the Fixed Account until the associated Loan Sub-Account is reduced to zero and then to each Investment Account in the same proportion as the value in the corresponding Loan Sub-Account bears to the value of the Loan Account.

Amounts paid to the Company not specifically designated in writing as loan repayments will be treated as premiums. Where permitted, when a portion of the Loan Account is allocated to the Fixed Account, the Company may require that any amounts paid to it be applied to outstanding loan balances.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

POLICY SURRENDER

A Policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. The Net Cash Surrender Value will be determined as of the end of the Business Day on which the Company receives the Policy and a written request for surrender at its Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate. See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a surrender of the Policy.

PARTIAL WITHDRAWALS

A policyowner may make a partial withdrawal of the Net Cash Surrender Value after the first Policy Anniversary. The minimum partial withdrawal amount is $500. The policyowner may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a Partial Withdrawal see "Charges and Deductions - Surrender Charges." See section entitled "Tax Treatment of the Policy" for a discussion of the potential Federal income tax implications of a partial withdrawal from the Policy.

If the withdrawal would cause the Policy Value to fall below $25,000, we will treat the withdrawal request as a full surrender of the Policy.

Partial withdrawals will reduce the Net Cash Surrender Value as well as the Policy Value and, therefore, reduce the amount of Face Amount as described below.

REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL

A partial withdrawal will cause a reduction in Face Amount. The Face Amount will be reduced by an amount equal to (a) multiplied by (b) where:

         (a)      is the Face Amount prior to the withdrawal; and

         (b) is the Policy Value after the withdrawal, divided by the Policy Value prior to the withdrawal.

If the reduction in the Face Amount would require the return of premiums in order for the policy to qualify as life insurance under Section 7702 of the Code, or any other equivalent section of the Code, then we will return premiums, with interest, in the year of reduction, or in any subsequent year that the return of premiums is required. If necessary, we will also limit the amount of the withdrawal so that the Face Amount does not fall below the Face Amount associated with the minimum initial premium of $25,000. The decrease in Face Amount will be effective as of the date of the withdrawal.

LAPSE AND REINSTATEMENT

LAPSE

Unless the Lapse Protection Benefit is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy's Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A Policy could also lapse if the Policy Debt is greater than the Cash Surrender Value since the Lapse Protection Benefit terminates on any date that the Policy Debt exceeds the Cash Surrender Value. The Company will notify the policyowner of the default and will allow a 61 day grace period (from the date the Policy goes into default) in which the policyowner may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the sum of (a) the monthly deductions due at the date of default and (b) the amount equal to the monthly deductions due to the later of the next Policy Anniversary or for at least three Policy Months. If the required payment is not received by the end of the grace period, the Policy will terminate with no value. See section entitled "Tax Treatment of the Policy - Lapse or Surrender" for a discussion of the potential Federal income tax implications of a lapse of the Policy.

DEATH DURING GRACE PERIOD

If the Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding Monthly Deductions due at the time of death.

REINSTATEMENT

A policyowner can, by making a written request, reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

         (a) In the case of a Survivorship Policy, the Policy may not be reinstated if any of the Life Insured have died since the Policy lapsed;

         (b) Evidence of the Life Insured's insurability, satisfactory to the Company is provided to the Company; and

         (c) A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus an amount equal to the Monthly Deductions due until the next Policy Anniversary or for at least three Policy Months is paid.

If the reinstatement is approved, the date of reinstatement will be the later of the date the Company approves the policyowner's request or the date the required payment is received at the Company's Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated. See section entitled "Tax Treatment of the Policy - Lapse or Surrender" for a discussion of the potential Federal income tax implications of a lapse and subsequent reinstatement of the Policy. Any Policy Debt not paid upon termination of a Policy will be reinstated if the Policy is reinstated.

TERMINATION

The Policy will terminate on the earliest to occur of the following events:

         (a) the end of the grace period for which the policyowner has not paid the amount necessary to bring the Policy out of default;

         (b)      surrender of the Policy for its Net Cash Surrender Value;

         (c)      the Maturity Date;

         (d)      the death of the Life Insured.

THE GENERAL ACCOUNT

The general account of the Company consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of the Company have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

FIXED ACCOUNT

A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. The Company will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

POLICY VALUE IN THE FIXED ACCOUNT

The Policy Value in the Fixed Account is equal to:

         (a)      the portion of the net premiums allocated to it; plus

         (b)      any amounts transferred to it; plus

         (c)      interest credited to it; less

         (d)      any charges deducted from it; less

         (e) any partial withdrawals from it; less (f) any amounts transferred from it.

INTEREST ON THE FIXED ACCOUNT

An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, the Company guarantees that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if a policyowner pays the planned premiums, allocates all net premiums only to the general account and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

OTHER PROVISIONS OF THE POLICY

ASSIGNMENT OF RIGHTS

The Company will not be bound by an assignment until it receives a copy of the assignment at its Service Office. The Company assumes no responsibility for the validity or effects of any assignment.

BENEFICIARY

One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes
- primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policyowner during the Life Insured's lifetime by giving written notice to Manulife New York in a form satisfactory to the Company. The change will take effect as of the date such notice is signed but will not apply to any payments made or actions taken by the Company prior to receiving such written notice. If the Life Insured dies and there is no surviving beneficiary, the policyowner, or the policyowner's estate if the policyowner is the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, the Company will pay the insurance benefit as if the beneficiary had died before the Life Insured.

INCONTESTABILITY

The Company will not contest the validity of a Policy after it has been in force during the Life Insured's lifetime for two years from the Issue Date. It will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the Life Insured for two years from the date of such increase. If a Policy has been reinstated and been in force during the lifetime of the Life Insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

MISSTATEMENT OF AGE OR SEX

If the stated age or sex, or both, of the Life Insured in the Policy are incorrect, the Company will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

SUICIDE EXCLUSION

If the Life Insured dies by suicide within two years after the Issue Date (or within the maximum period permitted by the state in which the Policy was delivered, if less than two years), the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

The Company reserves the right to obtain evidence of the manner and cause of death of the Life Insured.

SUPPLEMENTARY BENEFITS

Subject to certain requirements, one or more supplementary benefits may be added to a Policy, including those providing a lapse protection benefit. More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, for supplementary benefits will be deducted as part of the monthly deduction.

TAX TREATMENT OF THE POLICY

INTRODUCTION

The following discussion of the Federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of the Policy. In addition, THE COMPANY MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE OR LOCAL -- OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

THE COMPANY'S TAX STATUS

The Company is taxed as a life insurance company under the Code. Since the operations of the Separate Account are a part of, and are taxed with, the operations of the Company, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a Policy, but the operations of the Separate Account may reduce the Company's Federal income taxes. For example, the Company may be eligible for certain tax credits or deductions relating to foreign taxes paid and dividends received by Portfolios. The Company's use of these tax credits and deductions will not adversely affect or benefit the Separate Account. The Company does not anticipate that it will incur any Federal income tax liability attributable to such income and gains of the Separate Account, and therefore the Company does not intend to make any provision for such taxes. If the Company is taxed on investment income or capital gains of the Separate Account, then the Company may impose a charge against the Separate Account to make provision for such taxes. The Company's Federal tax liability is increased, however, in respect of the Policies because of the Federal tax law's treatment of deferred acquisition costs (for which the Company imposes a Federal tax charge) (see "CHARGES AND DEDUCTIONS").

TAXATION OF LIFE INSURANCE POLICIES IN GENERAL

TAX STATUS OF THE POLICY

There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Code, and thereby to enjoy the tax benefits of such a contract:

         -        The Policy must satisfy the definition of life insurance under
                  Section 7702 of the Code.

         - The investments of the Separate Account must be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.

         - The Policy must be a valid life insurance contract under applicable state law.

         - The Policyowner must not possess "incidents of ownership" in the assets of the Separate Account.

These four items are discussed in detail below.

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for Federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium Test. Only the Guideline Premium Test is permitted under the Policy. The Guideline Premium Test requires a minimum death benefit and in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.

With respect to a Policy that is issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

DIVERSIFICATION

Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Portfolios, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Portfolio's assets are to be invested. The Company believes that the Separate Account will thus meet the diversification requirement, and the Company will monitor continued compliance with the requirement.

STATE LAW

State regulations require that the policyowner have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for Federal tax purposes.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance Policies may be considered the owners, for Federal income tax purposes, of the assets of the separate account used to support their policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets". As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policy has many more portfolios to which policyowners may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the
                                       30

Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The remainder of this discussion assumes that the Policy will be treated as a life insurance Policy for Federal tax purposes.

TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS

In general, the amount of the death benefit payable from a Policy by reason of the death of the insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable.

If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

Tax Deferral During Accumulation Period

Under existing provisions of the Code, except as described below, any increase in a policyowner's Policy value is generally not taxable to the policyowner unless amounts are received (or are deemed to be received) from the Policy prior to the insured's death.

Lapse or Surrender

Upon a lapse or surrender of the Policy, the amount received will be includible in the policyowner's income to the extent the amount received exceeds the "investment in the Policy." If there is any debt at the time of a lapse or surrender, such debt will be treated as an amount received by the policyowner. The "investment in the Policy" generally is the aggregate amount of premium payments and other consideration paid for the Policy, less the aggregate amount received under the Policy previously to the extent such amounts received were excludable from gross income (But see the discussion of MECs below). A subsequent reinstatement will not change this tax treatment of a surrendered or lapsed Policy.\

Policies Which Are MECs

Characterization of a Policy as a MEC. Section 7702A of the Code establishes a class of life insurance contracts designated as Modified Endowment Contracts ("MECs"), which applies to Policies entered into or materially changed after June 20, 1988. In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay test"). A Policy that is not already a MEC may become one if there is a "material change" in its benefits or other provisions. A material change starts a new seven-year testing period. The determination of whether a Policy will be a MEC after a material change generally depends upon the relationship of the death benefit and the Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. In general, this Policy will constitute a MEC unless:

         (1) it was received in exchange for another life insurance policy which was not a MEC,

         (2) no premium payments (other than the exchanged policy) are paid into the Policy during the first seven Policy years, and

         (3) the death benefit on the new Policy is not less than the death benefit on the exchanged policy.

If the death benefit on the new policy is less than the death benefit on the exchanged policy, the new policy may become a MEC if (1) the exchanged policy was, at the time of the exchange, subject to the MEC rules, (2) premiums payments had been made to the old policy after it had become subject to the MEC rules, and (3) the exchanged policy was in a seven-pay test period at the time of exchange or, in the case of a Survivorship Policy, the Policy was issued (or deemed issued) after September 13, 1989.

In addition, even if the Policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the Policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven Policy years.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the Policy value exceeds the investment in the Policy. The amount of any loan (including unpaid interest thereon) under the Policy will be treated as a withdrawal from the Policy for tax purposes. In addition, if the policyowner assigns or pledges any portion of the value of a Policy (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal from the Policy for tax purposes. The policyowner's investment in the Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy which is a MEC, a policyowner should consult a qualified tax advisor.

Penalty Tax. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includible in income, unless the withdrawals are made (1) after the policyowner attains age 59-1/2, (2) because the policyowner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the policyowner (or the joint lives or life expectancies of the policyowner and his or her beneficiary, as defined in the tax law).

Aggregation of Policies. All life insurance Policies which are MECs and which are purchased by the same person from the Company or any of its affiliates within the same calendar year will be aggregated and treated as one Policy for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includible in income. The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

POLICIES WHICH ARE NOT MECS

Tax Treatment of Withdrawals Generally. If the Policy is not a MEC (described above), the amount of any withdrawal from the Policy generally will be treated first as a non-taxable recovery of premium payments and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal (See the next paragraph, which describes an exception to this rule).

Certain Distributions Required by the Tax Law in the First 15 Policy Years. As indicated under "Payments," Section 7702 places limitations on the amount of premium payments that may be made and the Policy values that can accumulate relative to the death benefit. Where cash distributions are required under
Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may result upon a decrease in the face amount, if withdrawals are made, and in certain other instances.

Tax Treatment of Loans. If a Policy is not a MEC, a loan received under the Policy generally will be treated as indebtedness of the policyowner. As a result, no part of any loan under such a Policy will constitute income to the policyowner so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a policy lapses (or if all Policy value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in the policyowner's income.

Survivorship Policies

Although the Company believes that the Policy, when issued as a Survivor Policy, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to Survivor Policies is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702 regarding this form of Policy, there is necessarily some uncertainty whether a Survivor Policy will meet the Section 7702 definition of a life insurance Policy. Prospective policyowners considering purchase of the Policy as a Survivor Policy should consult a qualified tax adviser.

Where the policyowner of the Policy is the last surviving insured, the death proceeds will generally be includible in the policyowner's estate on his or her death for purposes of the Federal estate tax. If the policyowner dies and was not the last surviving insured, the fair market value of the Policy would be included in the policyowner's estate. In general, no part of the Policy value would be includible in the last surviving insured's estate if he or she neither retained incidents of policyownership at death nor had given up policyownership within three years before death.

Treatment of Maturity Benefits

At the maturity date, the surrender value will be paid to the policyowner, and this amount will be includible in income to the extent the amount received exceeds the investment in the Policy.

Actions to Ensure Compliance with the Tax Law

The Company believes that the maximum amount of premium payments it has determined for the Policies will comply with the Federal tax definition of life insurance. The Company will monitor the amount of premium payments, and, if the premium payments during a Policy year exceed those permitted by the tax law, the Company will refund the excess premiums within 60 days of the end of the Policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. The Company also reserves the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the Federal tax definition of life insurance.

Other Considerations

Changing the policyowner, exchanging the Policy, and other changes under the Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change.

Federal estate tax, state and local estate and inheritance tax, and other tax consequences of policyownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary. Federal estate tax is integrated with Federal gift tax under a unified rate schedule. In general, estates valued at less than the "applicable exclusion amount" will not incur a Federal estate tax liability. The applicable exclusion amount for decedents dying in 2002 or 2003 is $1,000,000 and it increases in stages to $3,500,000 for persons dying in 2009. The estate tax is repealed for decedents dying in 2011, but it will be reinstated (with lower exclusion amounts) for deaths in 2011 and subsequent years unless Congress takes further action. In addition, an unlimited marital deduction may be available for Federal estate and gift tax purposes.

If the policyowner (whether or not he or she is an insured) transfers ownership of the Policy to someone two or more generations younger, the transfer may be subject to the generation-skipping tax, the amount subject to tax being the value of the Policy. The generation-skipping tax provisions generally apply to transfers which would be subject to the gift or estate tax rules. Individuals are generally allowed an aggregate generation-skipping tax exemption of $1 million. For generation skipping transfers made dying after 1998 and before 2004, this exemption is indexed for inflation. In years after 2003 it equals the estate tax exemption amount, and the tax is repealed for transfers after 2009 (subject to reinstatement in 2011 absent further action by Congress).

Because the Federal estate tax, gift tax, and generation skipping tax rules are complex, prospective Policyowners should consult a qualified tax adviser before using this Policy for estate planning purposes.

DISALLOWANCE OF INTEREST DEDUCTIONS

The Policy generally will be characterized as a single premium life insurance Policy under Section 264 of the Code and, as a result, interest paid on any loans under the Policy will not be tax deductible, irrespective of whether the policyowner is an individual or a non-natural entity, such as a corporation or a trust. In addition, in the case of Policies issued to a non-natural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of policyownership of a Policy even if no loans are taken under the Policy. An exception to the latter rule is provided for certain life insurance Policies which cover the life of an individual who is a 20-percent policyowner, or an officer, director, or employee of, a trade or business. Entities that are considering purchasing the policy, or entities that will be beneficiaries under a Policy, should consult a tax adviser.

FEDERAL INCOME TAX WITHHOLDING

The Company will withhold and remit to the Federal government a part of the taxable portion of withdrawals made under a Policy unless the policyowner notifies the Company in writing at or before the time of the withdrawal that he or she elects not to have any amounts withheld. (The election of no withholding is available only if the policyowner is an individual and has provided to the Company a valid taxpayer identification number.) Regardless of whether the policyowner requests that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, the policyowner will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. The policyowner may also be required to pay penalties under the estimated tax rules, if the policyowner's withholding and estimated tax payments are insufficient to satisfy the policyowner's total tax liability.

OTHER INFORMATION

PAYMENT OF PROCEEDS

As long as the Policy is in force, the Company will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which:

         - the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings),

         -        trading on the New York Stock Exchange is restricted,

         - an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets or

         - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in
                  (ii) and (iii) exist.

REPORTS TO POLICYOWNERS

Within 30 days after each Policy Anniversary, the Company will send the policyowner a statement showing, among other things:

         -        the amount of death benefit;

         - the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

         - the value of the units in each Investment Account to which the Policy Value is allocated;

         - the Policy Debt and any loan interest charged since the last report;

         - the premiums paid and other Policy transactions made during the period since the last report; and

         -        any other information required by law.

Each policyowner will also be sent an annual and a semi-annual report for each Portfolio which will include a list of the securities held in each Portfolio as required by the 1940 Act.

DISTRIBUTION OF THE POLICIES

Manulife Financial Securities, LLC ("Manulife Financial Securities"), whose principal offices are located at 73 Tremont Street, Boston, Massachusetts 02108, acts as the principal underwriter of, and continuously offers, the Policies pursuant to an Underwriting and Distribution Agreement with Manulife New York. Manulife Financial Securities is an indirect wholly-owned subsidiary of MFC. Manulife Financial Securities is registered as a broker-dealer under the Securities Exchange Act of 1934, is a member of the National Association of Securities Dealers and is duly appointed and licensed as an insurance agent of Manulife New York. Manulife Financial Securities is a Delaware limited liability company, the managing member of which is Manulife USA. Manulife USA in its capacity as managing member is authorized to act on behalf of Manulife Financial Securities. The Policies will be sold by registered representatives of broker-dealers having distribution agreements with Manulife Financial Securities who are also licensed by the New York State Insurance Department and appointed with Manulife New York.

The Policies will be sold by registered representatives of broker-dealers having distribution agreements with Manulife Financial Securities who are also licensed by the New York State Insurance Department and appointed with Manulife New York. A registered representative will receive commissions not to exceed either (a) 7% of premiums in the first year or (b) 5.75% of premiums in the first year and ..25% of Net Policy Value annually beginning 19 months after issuance of the Policy.

RESPONSIBILITIES ASSUMED BY MANULIFE NEW YORK, MANULIFE USA AND MANULIFE FINANCIAL SECURITIES

The Company has entered into an agreement with Manulife Financial Securities pursuant to which Manulife Financial Securities will pay selling broker dealers commission and expense allowance payments subject to limitations imposed by New York Insurance Law. The Company will prepare and maintain all books and records required to be prepared and maintained by Manulife Financial Securities with respect to the Policies, and send all confirmations required to be sent by Manulife Financial Securities with respect to the Policies. The Company will pay Manulife Financial Securities for expenses incurred and services performed under the terms of the agreement in such amounts and at such times as agreed to by the parties.

Manulife USA has entered into a Service Agreement with us pursuant to which Manulife USA or its designee will provide to us all issue, administrative, general services and record keeping functions on our behalf with respect to all of our insurance policies including the Policies.

Finally, the Company may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of an insured.

VOTING RIGHTS

As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular Portfolio. The Company is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, the Company will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the Policies, will be voted by the Company in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable Federal securities laws or regulations change so as to permit the Company to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by the Company, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

The Company may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management policy. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that the Company reasonably disapproves such changes in accordance with applicable Federal regulations. If the Company does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

SUBSTITUTION OF PORTFOLIO SHARES

It is possible that in the judgment of the management of the Company, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, the Company may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and one or more state insurance departments may be required.

The Company also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable Federal and state law.

RECORDS AND ACCOUNTS

The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the Portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

STATE REGULATIONS

The Company is subject to the regulation and supervision by the New York Department of Insurance, which periodically examines its financial condition and operations. Regulation by the New York Insurance Department includes periodic examination of our financial position and operations, including contract liabilities and reserves. Regulation by supervisory agencies includes licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulation of the type and amounts of permitted investments. Our books and accounts are subject to review by the New York Insurance Department and other supervisory agencies at all times, and we file annual statements with these agencies.

LITIGATION

No litigation is pending that would have a material effect upon the Separate Account or the Trust.

FURTHER INFORMATION

A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC's principal office in Washington D.C. upon payment of the prescribed fee. The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which is located at http://www.sec.gov.

For further information you may also contact the Company's Home Office, the address and telephone number of which are on the first page of the prospectus.

The financial statements of the Company and the Separate Account are set forth in the Statement of Additional Information.

                             APPENDIX A: DEFINITIONS

ADDITIONAL RATING: is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, our underwriting requirements for the standard Risk Classification.

AGE: on any date is the life insured's age on his or her nearest birthday. If no specific age is mentioned, age means the life insured's age on the Policy Anniversary nearest to the birthday.

ATTAINED AGE: is the age at issue plus the number of whole years that have elapsed since the Policy Date.

BUSINESS DAY: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange on that day.

CASH SURRENDER VALUE: is the Policy Value less the Surrender Charge and any outstanding Monthly Deductions due.

THE COMPANY (OR "WE," "US" OR "OUR"): refers to The Manufacturers Life Insurance Company of New York.

EARNINGS: is an amount calculated in relation to a loan and free withdrawals. The amount is calculated as of the date the Company receives the request for the loan or the free withdrawal and is equal to the Policy Value less the sum of (a) the value of any Policy Debt and (b) total premiums paid.

EFFECTIVE DATE: is the date the underwriters approve issuance of the Policy. If the Policy is approved without the initial premium, the Effective Date will be the date we receive at least the minimum initial premium at our Service Office. In either case, we will take the first Monthly Deduction on the Effective Date.

FIXED ACCOUNT: is that part of the Policy Value which reflects the value the policyowner has in our general account.

GROSS WITHDRAWAL: is the amount of partial Net Cash Surrender Value the policyowner requests plus any Surrender Charge applicable to the withdrawal.

GUIDELINE SINGLE PREMIUM: is the maximum premium that can be paid under the Guideline Premium Test (described under "Life Insurance Qualification") which will still allow the Policy to qualify as life insurance for tax purposes under
Section 7702 of the Code.

INVESTMENT ACCOUNT: is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

ISSUE DATE: is the date we issued the Policy. The Issue Date is also the date from which the Suicide and Incontestability provisions of the Policy are measured.

LIFE INSURED: is the person or persons whose life (or lives) is (are) covered by the Policy. In the case of a Survivorship Policy, all provisions of the Policy which are based on the death of the Life Insured will be based on the death of the last survivor of the persons so named and reference to the youngest of the Life Insured means the youngest person insured under the Policy when it is first issued.

LOAN ACCOUNT: is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

MATURITY DATE: is the date shown in the Policy. In the case of a Single Life Policy, it is the Policy Anniversary nearest Attained Age 100 of the Life Insured. In the case of a Survivorship Policy, it is the Policy Anniversary nearest Attained Age 100 of the youngest of the Life Insured at issue.

MONTHLY NO-LAPSE GUARANTEE PREMIUM: is one-twelfth of the No-Lapse Guarantee Premium.

NET CASH SURRENDER VALUE: is the Cash Surrender Value less the Policy Debt.

NET POLICY VALUE: is the Policy Value less the value in the Loan Account.

NET PREMIUM: is the gross premium paid less the Premium Charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

POLICY DATE: is the date coverage takes effect under the Policy, provided the underwriting process has been completed to the Company's satisfaction and the Company has received the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

POLICY DEBT: as of any date equals (a) plus (b) plus (c) minus (d), where:

         (a)      is the total amount of loans borrowed as of such date;

         (b) is the total amount of any unpaid loan interest charges which have been borrowed against the Policy on a Policy Anniversary;

         (c) is any interest charges accrued from the last Policy Anniversary to the current date; and

         (d)      is the total amount of loan repayments as of such date.

POLICY VALUE: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

SEPARATE ACCOUNT: refers to Separate Account B of the Company.

SERVICE OFFICE MAILING ADDRESS: is P.O. Box 633, Niagara Square Station, Buffalo, New York 14201-0633.

SINGLE LIFE POLICY: is a modified single premium variable life insurance policy offered on a single life basis under the Policy described in this Prospectus.

SURRENDER CHARGE PERIOD: is the period following the Issue Date of the Policy or following any increase in Face Amount during which we will assess surrender charges. Surrender charges will apply during this period if the policy terminates due to default, if the policyowner surrenders the policy or makes a partial withdrawal.

SURVIVORSHIP POLICY: is a modified single premium survivorship variable life insurance policy offered on a survivorship basis under the Policy described in this Prospectus.

WRITTEN REQUEST: is the policyowner's request to us which must be in a form satisfactory to us, signed and dated by the policyowner, and received at our Service Office.

                           APPENDIX B: ILLUSTRATIONS

SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy change with investment performance. The tables are based on initial premiums of $25,000 and $100,000. A male age 55 and a female age 55 are illustrated for the single life Policy. A male age 55 and female age 50 are illustrated for the last survivorship Policy.

The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of given age would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for deductions from premiums, surrender charges, and monthly deductions.

The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each Policy Year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by the Portfolios are deducted from the gross return. The illustrations reflect a simple average of those Portfolios' current expenses, which is approximately 1.065% per annum. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of - 1.065%, 4.935% and 10.935%.

The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

There are two tables shown for each Policy, one based on current cost of insurance charges assessed by the Company and the other based on the maximum cost of insurance charges based on the 1980 Commissioners Smoker Distinct Mortality Tables. Current cost of insurance charges are not guaranteed and may be changed.

The tables reflect a policyholder with certain characteristics (such as age and sex) and assuming certain expenses and rates of return. The actual results of a particular policyholder will vary based on the policyholders characteristics, the actual expenses of the policy and the actual rates of returns of the assets held in the subaccounts. Illustrations for smokers would show less favorable results than the illustrations shown below.

Upon request, Manufacturers Life New York will furnish a comparable illustration based on the proposed life insured's issue age, sex (unless unisex rates are required by law, or are requested) and risk classes and any additional ratings, face amount and planned premium requested.

From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include Cash Surrender Values and Death Benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

The Policies have been offered to the public only since approximately May 1, 2001. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE NON-SMOKER ISSUE AGE 55
                         $100,000 PLANNED SINGLE PREMIUM
                              $305,427 FACE AMOUNT
                            ASSUMING CURRENT CHARGES

                                  0% Hypothetical                   6% Hypothetical                       12% Hypothetical
                              Gross Investment Return           Gross Investment Return                Gross Investment Return
                          ------------------------------     ------------------------------      -----------------------------------
End Of     Accumulated                Cash                                Cash                                   Cash
Policy      Premiums      Policy    Surrender      Death     Policy     Surrender     Death        Policy    Surrender       Death
Year (1)      (2)         Value       Value       Benefit     Value       Value      Benefit       Value       Value        Benefit
   1           105,000    97,045       89,139     305,427    102,952       94,509    305,427       108,859      99,879       305,427
   2           110,250    93,990       87,201     305,427    105,849       98,101    305,427       118,410     110,327       305,427
   3           115,763    90,828       85,103     305,427    108,692      101,701    305,427       128,737     121,653       305,427
   4           121,551    87,511       82,796     305,427    111,440      105,357    305,427       139,892     133,809       305,427
   5           127,628    84,017       80,254     305,427    114,079      108,995    305,427       151,969     146,886       305,427
   6           134,010    80,394       77,519     305,427    116,656      112,573    305,427       165,126     161,043       305,427
   7           140,710    76,611       74,557     305,427    119,151      116,068    305,427       179,481     176,397       305,427
   8           147,746    72,653       71,635     305,427    121,557      119,932    305,427       195,179     193,554       305,427
   9           155,133    68,497       68,424     305,427    123,860      123,735    305,427       212,389     212,264       305,427
  10           162,889    64,074       64,074     305,427    126,014      126,014    305,427       231,285     231,285       305,427
  15           207,893    39,706       39,706     305,427    141,455      141,455    305,427       374,290     374,290       434,177
  20           265,330     6,296        6,296     305,427    156,448      156,448    305,427       607,881     607,881       650,432
  25           338,635         0(3)         0(3)        0(3) 166,763      166,763    305,427       990,797     990,797     1,040,337
  30           432,194                                       160,739      160,739    305,427     1,605,214   1,605,214     1,685,474
  35           551,602                                       108,557      108,557    305,427     2,575,707   2,575,707     2,704,492
  40           703,999                                             0(3)         0(3)       0(3)  4,146,426   4,146,426     4,187,890
  45           898,501                                                                           6,821,163   6,821,163     6,821,163

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect. The Lapse Protection Benefit will keep the Policy inforce until the end of the first 20 Policy Years.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the investment portfolios actually selected. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE NON-SMOKER ISSUE AGE 55
                         $100,000 PLANNED SINGLE PREMIUM
                              $305,427 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES

                                  0% Hypothetical                   6% Hypothetical                       12% Hypothetical
                              Gross Investment Return           Gross Investment Return               Gross Investment Return
                           -----------------------------    --------------------------------    ------------------------------------
End Of      Accumulated                Cash                               Cash                                 Cash
Policy       Premiums      Policy    Surrender     Death     Policy     Surrender     Death       Policy     Surrender        Death
Year (1)       (2)         Value       Value      Benefit     Value       Value      Benefit       Value       Value         Benefit
   1            105,000    97,045       89,139    305,427    102,952       94,509    305,427       108,859      99,879       305,427
   2            110,250    92,820       86,125    305,427    104,691       97,037    305,427       117,269     109,186       305,427
   3            115,763    88,478       82,919    305,427    106,330       99,507    305,427       126,384     119,301       305,427
   4            121,551    83,999       79,498    305,427    107,855      101,902    305,427       136,281     130,198       305,427
   5            127,628    79,351       75,825    305,427    109,238      104,193    305,427       147,042     141,958       305,427
   6            134,010    74,498       71,864    305,427    110,452      106,369    305,427       158,763     154,679       305,427
   7            140,710    69,401       67,569    305,427    111,465      108,382    305,427       171,557     168,473       305,427
   8            147,746    64,007       63,130    305,427    112,235      110,610    305,427       185,552     183,927       305,427
   9            155,133    58,252       58,192    305,427    112,710      112,585    305,427       200,902     200,777       305,427
  10            162,889    52,065       52,065    305,427    112,832      112,832    305,427       217,792     217,792       305,427
  15            207,893    13,650       13,650    305,427    112,380      112,380    305,427       348,183     348,183       403,893
  20            265,330         0(3)         0(3) 305,427     91,146       91,146    305,427       559,285     559,285       598,435
  25            338,635         0(3)         0(3)       0(3)  14,273       14,273    305,427       903,165     903,165       948,323
  30            432,194                                            0(3)         0(3)       0(3)  1,443,682   1,443,682     1,515,866
  35            551,602                                                                          2,271,823   2,271,823     2,385,414
  40            703,999                                                                          3,603,443   3,603,443     3,639,478
  45            898,501                                                                          5,927,842   5,927,842     5,927,842

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect. The Lapse Protection Benefit will keep the Policy inforce until the end of the first 20 Policy Years.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the investment portfolios actually selected. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

           SINGLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                        MALE NON-SMOKER ISSUE AGE 55 AND
                         FEMALE NON-SMOKER ISSUE AGE 50
                         $100,000 PLANNED SINGLE PREMIUM
                              $571,810 FACE AMOUNT
                            ASSUMING CURRENT CHARGES

                               0% Hypothetical                     6% Hypothetical                        12% Hypothetical
                           Gross Investment Return             Gross Investment Return                Gross Investment Return
                       -------------------------------     -------------------------------      ------------------------------------
End Of    Accumulated               Cash                                Cash                                    Cash
Policy     Premiums    Policy     Surrender     Death      Policy     Surrender      Death        Policy     Surrender       Death
Year (1)      (2)      Value        Value      Benefit      Value       Value       Benefit        Value      Value         Benefit
   1          105,000  97,474        89,529    571,810     103,389       94,906     571,810        109,303     100,283       571,810
   2          110,250  94,974        88,105    571,810     106,860       99,031     571,810        119,446     111,363       571,810
   3          115,763  92,489        86,646    571,810     110,408      103,325     571,810        130,501     123,417       571,810
   4          121,551  90,046        85,177    571,810     114,064      107,980     571,810        142,581     136,498       571,810
   5          127,628  87,640        83,693    571,810     117,826      112,743     571,810        155,781     150,698       571,810
   6          134,010  85,263        82,190    571,810     121,694      117,611     571,810        170,203     166,119       571,810
   7          140,710  82,906        80,658    571,810     125,664      122,581     571,810        185,956     182,873       571,810
   8          147,746  80,558        79,412    571,810     129,731      128,106     571,810        203,161     201,536       571,810
   9          155,133  78,213        78,128    571,810     133,893      133,768     571,810        221,955     221,830       571,810
  10          162,889  75,855        75,855    571,810     138,141      138,141     571,810        242,480     242,480       571,810
  15          207,893  66,514        66,514    571,810     168,323      168,323     571,810        396,065     396,065       571,810
  20          265,330  53,532        53,532    571,810     202,513      202,513     571,810        648,844     648,844       752,659
  25          338,635  32,309        32,309    571,810     239,018      239,018     571,810      1,063,222   1,063,222     1,137,648
  30          432,194       0(3)          0(3)       0(3)  270,628      270,628     571,810      1,741,912   1,741,912     1,829,008
  35          551,602                                      278,241      278,241     571,810      2,839,507   2,839,507     2,981,483
  40          703,999                                      219,271      219,271     571,810      4,587,255   4,587,255     4,816,618
  45          898,501                                            0(3)         0(3)        0(3)   7,419,580   7,419,580     7,493,776
  50        1,146,740                                                                           12,206,195  12,206,195    12,206,195

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect. The Lapse Protection Benefit will keep the Policy inforce until the end of the first 20 Policy Years.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the investment portfolios actually selected. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

           SINGLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                        MALE NON-SMOKER ISSUE AGE 55 AND
                         FEMALE NON-SMOKER ISSUE AGE 50
                         $100,000 PLANNED SINGLE PREMIUM
                              $571,810 FACE AMOUNT
                            ASSUMING MAXIMUM CHARGES

                                  0% Hypothetical                    6% Hypothetical                      12% Hypothetical
                              Gross Investment Return            Gross Investment Return              Gross Investment Return
                          -------------------------------    -------------------------------    ------------------------------------
End Of      Accumulated                Cash                               Cash                                 Cash
Policy       Premiums     Policy     Surrender     Death     Policy     Surrender     Death       Policy     Surrender       Death
Year (1)       (2)         Value       Value      Benefit     Value       Value      Benefit      Value        Value        Benefit
   1            105,000    97,474       89,529    571,810    103,389       94,906    571,810       109,303     100,283       571,810
   2            110,250    94,974       88,105    571,810    106,860       99,031    571,810       119,446     111,363       571,810
   3            115,763    92,489       86,646    571,810    110,408      103,325    571,810       130,501     123,417       571,810
   4            121,551    90,008       85,141    571,810    114,026      107,943    571,810       142,544     136,461       571,810
   5            127,628    87,517       83,577    571,810    117,704      112,620    571,810       155,661     150,578       571,810
   6            134,010    85,001       81,938    571,810    121,431      117,347    571,810       169,943     165,860       571,810
   7            140,710    82,441       80,208    571,810    125,193      122,110    571,810       185,492     182,409       571,810
   8            147,746    79,818       78,684    571,810    128,975      127,350    571,810       202,419     200,794       571,810
   9            155,133    77,110       77,026    571,810    132,759      132,634    571,810       220,845     220,720       571,810
  10            162,889    74,288       74,288    571,810    136,521      136,521    571,810       240,906     240,906       571,810
  15            207,893    60,088       60,088    571,810    161,600      161,600    571,810       390,225     390,225       571,810
  20            265,330    32,425       32,425    571,810    181,051      181,051    571,810       635,176     635,176       736,805
  25            338,635         0(3)         0(3)       0(3) 180,313      180,313    571,810     1,033,165   1,033,165     1,105,487
  30            432,194                                      120,178      120,178    571,810     1,680,094   1,680,094     1,764,099
  35            551,602                                            0(3)         0(3)       0(3)  2,703,961   2,703,961     2,839,159
  40            703,999                                                                          4,282,662   4,282,662     4,496,796
  45            898,501                                                                          6,806,360   6,806,360     6,874,424
  50          1,146,740                                                                         11,197,318  11,197,318    11,197,318

(1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) no policy loan has been made, (b) no partial withdrawal of the Cash Surrender Value has been made, and (c) no premiums have been allocated to the Fixed Account.

(2)      Assumes net interest of 5% compounded annually.

(3) In the absence of additional premium payments, the Policy will lapse, unless the Lapse Protection Benefit is in effect. The Lapse Protection Benefit will keep the Policy inforce until the end of the first 20 Policy Years.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the investment portfolios actually selected. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

Additional information about the Policy is also contained in the Statement of Additional Information ("SAI") dated the same date as this Prospectus. The SAI is incorporated by reference into this Prospectus. The SAI is available upon request, without charge, by calling the following (888) 267-7784. This toll-free number may also be used to request other information about the Policy and to make contract owner inquiries.

Information about the Policy (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission ("SEC") at (202) 942-8090. Reports and other information about the Policy are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102.

         The Registrant's Investment Company and 1933 Act File Numbers are 811-8329 and 333-33504, respectively.

                       STATEMENT OF ADDITIONAL INFORMATION

                MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT B

                                       OF

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                            MODIFIED SINGLE PREMIUKM
                         VARIABLE LIFE INSURANCE POLICY

This Statement of Additional Information is not a Prospectus. It contains information in addition to that described in the Prospectus and should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. The Prospectus may be obtained by writing The Manufacturers Life Insurance Company of New York at the mailing address of the Service Office, P.O. Box 633, Niagara Square Station, Buffalo, New York 14201-0633 or telephoning (888) 267-7784.

              The Manufacturers Life Insurance Company of New York
                              100 Summit Lake Drive
                            Valhalla, New York 10595
                                 (888) 267-7784

             STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2004.

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY...........................................     3
SERVICES..................................................................     3
  Independent Auditors....................................................     3
  Principal Underwriter...................................................     3
ADDITIONAL INFORMATION ABOUT CHARGES......................................     3
  Reduction in Charges....................................................     4
APPENDIX A:  AUDITED FINANCIAL STATEMENTS.................................     A-1

GENERAL INFORMATION AND HISTORY

We are a stock life insurance company organized under the laws of New York on February 10, 1992. Our principal office is located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. We are a wholly-owned subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("MANULIFE USA"), a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan with its principal office located at 73 Tremont Street, Boston, Massachusetts 02108. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company, based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Company established The Manufacturers Life Insurance Company of New York Separate Account B ("Separate Account") on May 6, 1997, subject to approval by the Superintendent of Insurance of New York. The Separate Account holds assets that are segregated from all of Manulife New York's other assets. The Separate Account is currently used only to support variable life insurance policies.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

SERVICES

INDEPENDENT AUDITORS

The financial statements of The Manufacturers Life Insurance Company of New York at December 31, 2003 and 2002, and for each of the three years in the period ended December 31, 2003, and the financial statements of Separate Account B of The Manufacturers Life Insurance Company of New York at December 31, 2003, and for each of the two years in the periods ended December 31, 2003 and 2002, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

PRINCIPAL UNDERWRITER

Manulife Financial Securities LLC ("Manulife Financial Securities"), whose principal offices are located at 73 Tremont Street, Boston, Massachusetts 02108, acts as the principal underwriter of, and continuously offers, the Policies pursuant to an Underwriting and Distribution Agreement with Manulife New York. Manulife Financial Securities is an indirect wholly-owned subsidiary of MFC. (Prior to January 1, 2002, Manulife Securities Services, LLC ("MSS"), which is also an indirect wholly-owned subsidiary of MFC) served as principal underwriter of the Polices.) Manulife Financial Securities is registered as a broker-dealer under the Securities Exchange Act of 1934, is a member of the National Association of Securities Dealers and is duly appointed and licensed as an insurance agent of Manulife New York. Manulife Financial Securities is a Delaware limited liability company, the managing member of which is Manulife USA. Manulife USA in its capacity as managing member is authorized to act on behalf of Manulife Financial Securities. The Policies will be sold by registered representatives of broker-dealers having distribution agreements with Manulife Financial Securities who are also licensed by the New York State Insurance Department and appointed with Manulife New York.

The aggregate dollar amount of underwriting commissions paid to Manulife Financial Securities in 2003 and 2002 was $293,120,491 and $275,138,774 .
Manulife Financial Securities did not retained any of these amounts during such periods.

The aggregate dollar amount of underwriting commissions paid to ManEquity in 2002 was $$56,463,871. The aggregate dollar amount of underwriting commissions retained by ManEquity in 2002 was $$1,267,599. ManEquity did not retained any of these amounts during such periods.

The Policies will be sold by registered representatives of broker-dealers having distribution agreements with Manulife Financial Securities who are also licensed by the New York State Insurance Department and appointed with Manulife New York.

ADDITIONAL INFORMATION ABOUT CHARGES

A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information . This information is then used to determine the cost of insurance charge.

REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. Manulife New York reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which Manulife New York believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. Manulife New York may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

                    APPENDIX A: AUDITED FINANCIAL STATEMENTS

AUDITED FINANCIAL STATEMENTS

The Manufacturers Life Insurance Company of New York
Years ended December 31, 2003, 2002 and 2001

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                          AUDITED FINANCIAL STATEMENTS

                  YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001


                                    CONTENTS

Report of Independent Auditors....................................  1

Audited Financial Statements

Balance Sheets....................................................  2
Statements of Income..............................................  3
Statements of Changes in Shareholder's Equity.....................  4
Statements of Cash Flows..........................................  5
Notes to Financial Statements.....................................  7

                         Report of Independent Auditors

The Board of Directors and Shareholder
The Manufacturers Life Insurance Company of New York

We have audited the accompanying balance sheets of The Manufacturers Life Insurance Company of New York ("the Company") as of December 31, 2003 and 2002, and the related statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of New York at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States.



                                        /s/ Ernst & Young LLP

Hartford, Connecticut
March 22, 2004

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS

AS AT DECEMBER 31
ASSETS ($ thousands)                                                   2003             2002
--------------------------------------------------------------     ------------     ------------
INVESTMENTS:
   Fixed-maturity securities available-for-sale, at fair value
   (amortized cost: 2003 $148,170; 2002 $124,888)                  $    153,194     $    132,321
   Investment in unconsolidated affiliate                                   800              800
   Policy loans                                                          11,109            7,326
   Short-term investments                                               205,970          179,949
                                                                   ------------     ------------
TOTAL INVESTMENTS                                                  $    371,073     $    320,396
                                                                   ------------     ------------
Cash and cash equivalents                                                18,994               --
Accrued investment income                                                 8,612            5,914
Deferred acquisition costs                                              155,412          115,163
Federal income tax recoverable from affiliates                              500              500
Other assets                                                              1,283              782
Due from reinsurers                                                       6,998            7,568
Separate account assets                                               2,144,890        1,284,313
                                                                   ------------     ------------
TOTAL ASSETS                                                       $  2,707,762     $  1,734,636
                                                                   ============     ============

LIABILITIES AND SHAREHOLDER'S EQUITY ($ thousands)

LIABILITIES:
   Policyholder liabilities and accruals                           $    375,934     $    292,232
   Payable to affiliates                                                  5,091            3,748
   Deferred income taxes                                                 15,889            7,498
   Cash overdraft                                                            --            1,676
   Other liabilities                                                     11,171            9,269
   Separate account liabilities                                       2,144,890        1,284,313
                                                                   ------------     ------------
TOTAL LIABILITIES                                                  $  2,552,975     $  1,598,736
                                                                   ------------     ------------
SHAREHOLDER'S EQUITY:
   Common stock                                                    $      2,000     $      2,000
   Additional paid-in capital                                           113,306          113,306
   Retained earnings                                                     36,931           17,904
   Accumulated other comprehensive income                                 2,550            2,690
                                                                   ------------     ------------
TOTAL SHAREHOLDER'S EQUITY                                         $    154,787     $    135,900
                                                                   ------------     ------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                         $  2,707,762     $  1,734,636
                                                                   ============     ============

The accompanying notes are an integral part of these financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF INCOME



FOR THE YEARS ENDED DECEMBER 31
 ($ thousands)                                                       2003            2002              2001
-------------------------------------------------------------     -----------     -----------      -----------
REVENUES:
     Fees from separate accounts and policyholder liabilities     $    30,440     $    24,773      $    21,457
     Premiums                                                             487             251               43
     Net investment income                                             38,973          21,020           20,415
     Net realized investment gains (losses)                             3,067          (2,151)             730
                                                                  -----------     -----------      -----------
TOTAL REVENUE                                                     $    72,967     $    43,893      $    42,645
                                                                  -----------     -----------      -----------

BENEFITS AND EXPENSES:
     Policyholder benefits and claims                             $    20,020     $    15,226      $    12,408
     Amortization of deferred acquisition costs                         9,081          12,336           10,597
     Other insurance expenses                                          15,815          13,725           20,209
                                                                  -----------     -----------      -----------
TOTAL BENEFITS AND EXPENSES                                       $    44,916     $    41,287      $    43,214
                                                                  -----------     -----------      -----------
INCOME (LOSS) BEFORE INCOME TAXES                                 $    28,051     $     2,606      $      (569)
                                                                  -----------     -----------      -----------
INCOME TAX EXPENSE (BENEFIT)                                      $     9,024     $       168      $      (600)
                                                                  -----------     -----------      -----------
NET INCOME                                                        $    19,027     $     2,438      $        31
                                                                  ===========     ===========      ===========

The accompanying notes are an integral part of these financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                                                                                       ACCUMULATED OTHER         TOTAL
                                  COMMON           ADDITIONAL           RETAINED         COMPREHENSIVE        SHAREHOLDER'S
($ thousands)                      STOCK         PAID-IN CAPITAL        EARNINGS         INCOME (LOSS)           EQUITY
---------------------------     ------------     ---------------      ------------     -----------------      -------------
Balance, January 1, 2001        $      2,000     $        72,706      $     15,435     $            (511)     $      89,630
Comprehensive income                      --                  --                31                   864                895
                                ------------     ---------------      ------------     -----------------      -------------
BALANCE, DECEMBER 31, 2001      $      2,000     $        72,706      $     15,466     $             353      $      90,525
                                ------------     ---------------      ------------     -----------------      -------------
Capital Contribution                      --              40,600                --                    --             40,600
Comprehensive income                      --                  --             2,438                 2,337              4,775
                                ------------     ---------------      ------------     -----------------      -------------
BALANCE, DECEMBER 31, 2002      $      2,000     $       113,306      $     17,904     $           2,690      $     135,900
                                ------------     ---------------      ------------     -----------------      -------------
Comprehensive income (loss)                                                 19,027                  (140)            18,887
                                ------------     ---------------      ------------     -----------------      -------------
BALANCE, DECEMBER 31, 2003      $      2,000     $       113,306      $     36,931     $           2,550      $     154,787
                                ============     ===============      ============     =================      =============

The accompanying notes are an integral part of these financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS


FOR THE YEARS ENDED DECEMBER 31
 ($ thousands)                                                            2003              2002            2001
------------------------------------------------------------------     -----------      -----------      -----------
OPERATING ACTIVITIES:
   Operating cash inflows:
     Premiums                                                          $       664      $       103      $       (50)
     Fee income                                                             30,440           24,773           21,457
     Net investment income                                                  39,044           19,763           20,500
                                                                       -----------      -----------      -----------
TOTAL OPERATING CASH INFLOWS                                           $    70,148      $    44,639      $    41,907
                                                                       -----------      -----------      -----------
Operating cash outflows:
   Benefit payments                                                    $    19,438      $    14,519      $    10,535
   Insurance expenses and taxes                                             63,013           54,151           63,415
   Change in other assets and other liabilities                             (2,342)           3,193           (3,589)
                                                                       -----------      -----------      -----------
TOTAL OPERATING CASH OUTFLOWS                                          $    80,109      $    71,863      $    70,361
                                                                       -----------      -----------      -----------
NET CASH USED IN OPERATING ACTIVITIES                                 $    (9,961)     $   (27,224)     $   (28,454)
                                                                       -----------      -----------      -----------
INVESTING ACTIVITIES:
   Fixed-maturity securities sold, matured or repaid                   $    96,962      $    43,619      $   115,381
   Fixed-maturity securities purchased                                    (120,016)         (61,288)        (111,208)
   Policy loans advanced, net                                               (3,783)          (3,106)          (1,900)
   Investment in unconsolidated affiliate                                       --             (600)              --
   Short-term investments                                                  (26,472)         (45,047)         (86,396)
   Net change in receivable for undelivered securities                          --               --            6,700
                                                                       -----------      -----------      -----------
NET CASH USED IN INVESTING ACTIVITIES                                  $   (53,309)     $   (66,422)     $   (77,423)
                                                                       -----------      -----------      -----------
FINANCING ACTIVITIES:
   Net reinsurance consideration                                       $       570      $    (3,414)     $    (2,816)
   Increase (decrease) in account balances subject to reinsurance             (570)           3,414            2,816
   Deposits and interest credited to policyholder account balances         137,285          188,849          214,126
   Net transfers to separate accounts from policyholders funds             (18,172)        (114,520)         (93,597)
   Return of policyholder funds                                            (35,173)         (22,287)         (14,012)
   Capital contribution                                                         --           40,600               --
                                                                       -----------      -----------      -----------
NET CASH PROVIDED BY FINANCING ACTIVITIES                              $    83,940      $    92,642      $   106,517
                                                                       -----------      -----------      -----------
Increase (decrease) in cash and cash equivalents during the year       $    20,670      $    (1,004)     $       640
                                                                       -----------      -----------      -----------
Cash and cash equivalents at beginning of year                              (1,676)            (672)          (1,312)
                                                                       -----------      -----------      -----------
BALANCE, END OF YEAR                                                   $    18,994      $    (1,676)     $      (672)
                                                                       ===========      ===========      ===========

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

FOR THE YEARS ENDED DECEMBER 31
 ($ thousands)                                                                2003             2002             2001
----------------------------------------------------------------------     -----------      -----------      -----------
RECONCILIATION OF NET INCOME TO NET CASH USED IN OPERATING ACTIVITIES:

   NET INCOME                                                              $    19,027      $     2,438      $        31

   ADJUSTMENTS TO RECONCILE NET INCOME TO
   NET CASH USED IN OPERATING ACTIVITIES

     Realized (gains) losses and provisions                                     (3,067)           2,151             (730)
     Due from reinsurers                                                           570           (3,414)          (2,816)
     Policyholder liabilities                                                     (238)           1,813            1,970
     Deferred acquisition costs capitalization                                 (46,641)         (40,488)         (41,137)
     Deferred acquisition costs amortization                                     9,081           12,336           10,597
     Deferred tax provision                                                      8,467              230             (325)
     Change in other assets and other liabilities                                2,342           (3,193)           3,589
     Other, net                                                                    498              903              367
                                                                           -----------      -----------      -----------
NET CASH USED IN OPERATING ACTIVITIES                                     $    (9,961)     $   (27,224)     $   (28,454)
                                                                           -----------      -----------      -----------

The accompanying notes are an integral part of these financial statements.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2003
                            (IN THOUSANDS OF DOLLARS)

1.       ORGANIZATION

         The Manufacturers Life Insurance Company of New York (the "Company") is a stock life insurance company, which was organized on February 10, 1992 under the laws of the State of New York. The New York Insurance Department (the "Department") granted the Company a license to operate on July 22, 1992. Effective January 1, 2002, the Company became a wholly owned subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA"). Prior to this, the Company was a wholly owned subsidiary of The Manufacturers Life Insurance Company of North America. ManUSA is an indirect wholly owned subsidiary of The Manufacturers Life Insurance Company ("MLI"). MLI in turn is a wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded company. MFC and its subsidiaries are known collectively as "Manulife Financial."

         The Company mainly offers and issues individual and group annuity contracts. More recently, it has begun to offer and issue more individual life insurance and group pension contracts. All of these contracts (collectively, the "contracts") are sold exclusively in the State of New York. Amounts invested in the fixed portion of the contracts are allocated to the general account or a non-insulated separate account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invest in either the shares of various portfolios of the Manufacturers Investment Trust ("MIT"), a no-load, open-end investment management company organized as a Massachusetts business trust, or in various portfolios of open-end investment management companies offered and managed by unaffiliated third parties.

         Manufacturers Securities Services, LLC ("MSS"), an affiliate of the Company, is the investment advisor to MIT. On October 1, 2002, ManUSA exchanged a 30% ownership interest in MSS for one common share of the Company. The end result is that the Company has a 40% ownership interest in MSS at December 31, 2003 that amounts to $800 and is accounted for using the equity method.

2.       SIGNIFICANT ACCOUNTING POLICIES

     a)  BASIS OF PRESENTATION

         The accompanying financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     b)  INVESTMENTS

         The Company classifies all of its fixed-maturity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using the specific-identification method. A decline in the value of a specific security that is considered other-than-temporary results in a write-down of the cost basis of the security and a charge to income in the period of recognition. Temporary changes in the fair value of securities available-for-sale are reflected directly in accumulated other comprehensive income after adjustments for deferred acquisition costs and deferred taxes. The cost of fixed-maturity securities is adjusted for the amortization of premiums and accretion of discounts, which are calculated using the effective interest method. For the mortgage-backed securities included in the fixed-maturity securities, the Company recognizes amortization using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. That adjustment is included in net investment income.

         Policy loans are reported at aggregate unpaid balances, which approximate fair value.

         Short-term investments, which include investments with maturities of less than one year and greater than 90 days as at the date of acquisition, are reported at amortized cost which approximates fair value.

     c)  CASH EQUIVALENTS

         The Company considers all liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

     d)  DEFERRED ACQUISITION COSTS ("DAC")

         Commissions and other expenses that vary with, and are primarily related to, the production of new business are deferred to the extent recoverable and included as an asset. Acquisition costs associated with annuity contracts and investment pension contracts are being amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. DAC associated with traditional non-participating individual insurance contracts is amortized over the premium-paying period of the related policies. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on estimated future gross profits. The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, is immediately expensed.

     e)  POLICYHOLDER LIABILITIES AND ACCRUALS

         For variable annuity and variable life contracts, universal life insurance contracts, and investment contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders. For traditional non-participating life insurance policies, policyholder liabilities are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expenses, and interest rate yields that are applicable in the year of issue. The assumptions include a provision for adverse deviation.

     f)  SEPARATE ACCOUNTS

         Separate account assets and liabilities represent funds that are separately administered, principally for investment contracts related to variable annuity and variable life contracts as well as for group pension business, and for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying financial statements. However, fees charged on separate account policyholder funds are included in revenue of the Company.

     g)  REVENUE RECOGNITION

         Fee income from separate accounts, annuity contracts and investment pension contracts consists of charges for mortality, expenses, surrender and administration charges that have been assessed against the policyholder account balances. Premiums on traditional non-participating life insurance policies are recognized as revenue when due. Investment income is recorded on the accrual basis of accounting and is adjusted for any amortization of premiums or discounts, where applicable.

     h)  POLICYHOLDER BENEFITS AND CLAIMS

         Benefits for variable annuity and variable life contracts, for universal life insurance contracts and for investment pension contracts include interest credited to policyholder account balances and benefit claims incurred during the period in excess of policyholder account balances.

     i)  INCOME TAXES

         Income taxes have been provided using the liability method in accordance with Statement of Financial Accounting Standards 109 ("SFAS 109"), "Accounting for Income Taxes." Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of the deferred tax asset is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax asset will not be realized.

     j)  NEWLY ISSUED ACCOUNTING STATEMENTS

         In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 03-1 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP03-1). SOP03-1 provides guidance on a number of topics including separate account presentation, interests in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization guarantees, and sales inducements to contract holders. SOP03-1 will be effective for the Company's financial statements on January 1, 2004. The Company is currently evaluating the impact of adopting SOP03-1 on its financial statements.

3.       INVESTMENTS AND INVESTMENT INCOME

     a)  FIXED-MATURITY SECURITIES

         At December 31, 2003 and 2002, all fixed-maturity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value are summarized as follows:

                                                                GROSS                    GROSS
                                                              UNREALIZED               UNREALIZED
AS AT DECEMBER 31                  AMORTIZED COST               GAINS                    LOSSES                  FAIR VALUE
($ thousands)                     2003        2002         2003        2002         2003         2002          2003         2002
--------------------------     ----------  ----------   ----------  ----------   ----------   ----------    ----------   ----------
U.S. government                $   21,688  $   36,596   $      653  $    2,766   $     (202)  $       --    $   22,139   $   39,362
Corporate securities              110,931      79,723        4,566       4,975         (217)        (811)      115,280       83,887
Mortgage-backed securities          1,523       2,558           46         218           --           --         1,569        2,776
Foreign governments                14,028       6,011          182         285           (4)          --        14,206        6,296
                               ----------  ----------   ----------  ----------   ----------   ----------    ----------   ----------
TOTAL FIXED-MATURITY
 SECURITIES                    $  148,170  $  124,888   $    5,447  $    8,244   $     (423)  $     (811)   $  153,194   $  132,321
                               ==========  ==========   ==========  ==========   ==========   ==========    ==========   ==========

         Proceeds from sales of fixed-maturity securities during 2003 were $67,912 (2002 $20,469; 2001 $97,631). Gross gains of $3,470 and gross losses of $452 were realized on those sales (gross gains and losses were $483 and $202 for 2002 and $871 and $222 for 2001, respectively).

         The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; (3) the Company's ability and intent to hold the security to maturity or until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and market value would be charged to operations.

         At December 31, 2003, there are 26 debt securities that have a gross unrealized loss of $423. These securities have a fair value of $57,059 at December 31, 2003. The amount of unrealized losses related to debt securities in an unrealized loss position for greater than twelve months was $87 on two securities with a fair value of $8,000 at December 31, 2003. The Company has the ability and intent to hold these debt securities until they recover or mature.

     a)  FIXED-MATURITY SECURITIES (CONTINUED)

         The contractual maturities of fixed-maturity securities at December 31, 2003 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Also, corporate requirements and investment strategies may result in the sale of investments before maturity.

($ thousands)                         AMORTIZED COST        FAIR VALUE
---------------------------------     --------------     --------------
FIXED-MATURITY SECURITIES
   One year or less                   $       54,382     $       55,839
   Greater than 1; up to 5 years              64,987             67,456
   Greater than 5; up to 10 years             17,174             17,797
   Due after 10 years                         10,104             10,533
   Mortgage-backed securities                  1,523              1,569
                                      --------------     --------------
TOTAL FIXED-MATURITY SECURITIES       $      148,170     $      153,194
                                      ==============     ==============

         Fixed-maturity securities with a fair value of $462 and $479 at December 31, 2003 and 2002, respectively, were on deposit with or in custody accounts on behalf of the Department to satisfy regulatory requirements.

      b) INVESTMENT INCOME

         Income by type of investment was as follows:

FOR THE YEARS ENDED DECEMBER 31
($ thousands)                     2003              2002              2001
-------------------------     ------------      ------------      ------------
Fixed-maturity securities     $      6,100      $      5,863      $      6,305
Other invested assets               30,124            11,493             9,864
Short-term investments               3,046             3,860             4,415
                              ------------      ------------      ------------
Gross investment income             39,270            21,216            20,584
                              ------------      ------------      ------------
Investment expenses                   (297)             (196)             (169)
                              ------------      ------------      ------------
NET INVESTMENT INCOME         $     38,973      $     21,020      $     20,415
                              ============      ============      ============

         The Company includes income earned from its investment in MSS in the other invested assets category. Income earned from the Company's investment in MSS was $29,471, $11,102, and $9,629 for the years ended December 31, 2003, 2002, and 2001, respectively.

4.       COMPREHENSIVE INCOME

         Total comprehensive income was as follows:

FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                      2003            2002              2001
------------------------------------------     -----------      -----------      -----------
NET INCOME                                     $    19,027      $     2,438      $        31
                                               -----------      -----------      -----------
OTHER COMPREHENSIVE INCOME, NET OF TAX:
  Unrealized holding gains arising during
  the year                                           1,854              939            1,339
  Less:
  Reclassification adjustment for realized
  (losses) gains included in net income              1,994           (1,398)             475
                                               -----------      -----------      -----------
Other comprehensive income                            (140)           2,337              864
                                               -----------      -----------      -----------
COMPREHENSIVE INCOME                           $    18,887      $     4,775      $       895
                                               ===========      ===========      ===========

         Other comprehensive income is reported net of income tax (benefit) expense of ($75), $1,259, and $202 for 2003, 2002 and 2001, respectively.

5.       DEFERRED ACQUISITION COSTS

         The components of the change in DAC were as follows:


FOR THE YEARS ENDED DECEMBER 31
($ thousands)                                2003             2002             2001
-------------------------------------     -----------      -----------      -----------
Balance at January 1                      $   115,163      $    88,825      $    59,605
Capitalization                                 46,641           40,488           41,137
Amortization                                   (9,081)         (12,336)         (10,597)
Effect of net unrealized gains
     on securities available-for-sale           2,689           (1,814)          (1,320)
                                          -----------      -----------      -----------
BALANCE AT DECEMBER 31                    $   155,412      $   115,163      $    88,825
                                          ===========      ===========      ===========

6.       INCOME TAXES

         The components of income tax expense (benefit) were as follows:


FOR  THE YEARS ENDED DECEMBER 31
($ thousands)                            2003            2002              2001
--------------------------------      -----------     -----------      -----------
Current expense (benefit)             $       220     $       (62)     $      (275)
Deferred expense (benefit)                  8,804             230             (325)
                                      -----------     -----------      -----------
TOTAL EXPENSE (BENEFIT)               $     9,024     $       168      $      (600)
                                      ===========     ===========      ===========

         Total expenses differ from the statutory rate due principally to the dividends received deduction. The tax benefit resulting from the dividends received deduction was $800, $759, and $420 for the years ended December 31, 2003, 2002 and 2001, respectively.

         Components of the Company's net deferred tax liability are as follows:

AS AT DECEMBER 31
($ thousands)                                                2003              2002
----------------------------------------------------     ------------      ------------
DEFERRED TAX ASSETS:
   Reserves                                              $      7,236      $      5,822
   Net operating loss carryforwards                            13,741            17,700
   Investments                                                    881               881
                                                         ------------      ------------
Net deferred tax assets                                        21,858            24,403
                                                         ------------      ------------
DEFERRED TAX LIABILITIES:
   Deferred acquisition costs                                 (32,514)          (26,471)
   Unrealized gains on securities available-for-sale           (1,373)           (1,449)
   Other                                                       (3,860)           (3,981)
                                                         ------------      ------------
Total deferred tax liabilities                                (37,747)          (31,901)
                                                         ------------      ------------
NET DEFERRED TAX LIABILITY                               $    (15,889)     $     (7,498)
                                                         ============      ============

         For 2003, the Company will file a separate federal and State of New York return. Prior to 2002, the Company filed a consolidated tax return with the Manufacturers Life Insurance Company of North America. A tax sharing agreement set forth the manner in which each company's provision (benefit) was computed as if it filed a separate tax return. The tax charge to each of the respective companies was not more than that company would have paid on a separate return basis.

         The Company paid an installment of $153 for 2003. For 2002, the Company received a refund of $1,009. For 2001, there was neither a refund nor a payment made in regards to income taxes.

         At December 31, 2003, the Company has operating loss carryforwards of $39,261 that begin to expire in 2015. The Company believes that it will realize the full benefit of its deferred tax assets.

7.       SHAREHOLDER'S EQUITY

         The Company has one class of common stock:

AS AT DECEMBER 31
($ thousands)                                    2003           2002
-----------------------------------------     ----------     ----------
AUTHORIZED:
    3,000,000 Common shares, par value $1             --             --
ISSUED AND OUTSTANDING:
    2,000,001 Common shares                   $    2,000     $    2,000
                                              ==========     ==========

         By a certificate of amendment dated September 19, 2002 and approved by the New York Superintendent of Insurance on September 23, 2002, the Company amended its charter to increase the number of authorized shares of capital stock from 2 million at one dollar par value to 3 million at one dollar par value.

         On July 31, 2002 and by resolution of the Executive Committee of ManUSA's Board of Directors dated July 25, 2002, ManUSA contributed $40,000 in capital to the Company.

         The maximum amount of dividends that may be paid by life insurance companies without prior approval of the New York Insurance Commissioner is subject to restrictions relating to statutory surplus and net statutory gain from operations. The aggregate statutory capital and surplus of the Company at December 31, 2003 was $52,155 (2002, $51,678). The aggregate statutory net income of the Company for the year ended 2003 was $2,401 (net loss for 2002, $25,919; 2001, $25,602, respectively). State regulatory authorities prescribe statutory accounting practices that differ in certain respects from GAAP followed by stock life insurance companies in the United States. The significant differences relate to investments, deferred acquisition costs, deferred income taxes, non-admitted asset balances, and reserves. NAIC statutory reserving guidelines and/or interpretations of those guidelines may change in the future. Such changes may require the Company to modify, perhaps materially, its statutory-based reserves for variable annuity contracts.

8.       REINSURANCE

         At December 31, 2003, the Company had treaties with eighteen reinsurers, sixteen unaffiliated and two affiliated. The per policy life risk retained by the Company is 10% of policy, up to a maximum of $100. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations. In 2003, there were five recoveries accrued under these agreements totaling a recovery of $945 on $1,359 of death claims; of which a recovery of $824 on a $1,000 death claim relates to an affiliated reinsurer.

         At December 31, 2003, the Company had deferred stop loss reinsurance agreements with two unaffiliated reinsurers to cover a portion of the risk associated with variable annuity minimum death benefit guarantee claims. The Company paid $1,541 and $1,095 in reinsurance premiums for the years ended December 31, 2003 and 2002, respectively. The agreements have a term of fifteen years, at the end of which a settlement will be made. The Company has accounted for these agreements using the deposit method.

         Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

9.       RELATED PARTY TRANSACTIONS

         The Company utilizes various services provided by MLI and its affiliates. Such services include legal, personnel, marketing, investment accounting, and other corporate services. Pursuant to an administrative services agreement effective for 2001 and beyond, all intercompany services, except for investment services, are billed through ManUSA to the Company. Prior to 2001, such services were billed directly by MLI. Pursuant to an investment services agreement, all investment services are billed directly by MLI to the Company. For the years ended December 31, 2003, 2002, and 2001, the Company was billed administrative and investment service expenses of $21,860, $18,380 and $17,857, respectively, from the MLI group of affiliated companies. At December 31, 2003 and 2002, the Company had a net liability to the MLI group of affiliated companies of $4,246 and $3,296, respectively, for services provided.

         Effective January 1, 2002, Manulife Financial Services, LLC, a wholly owned subsidiary of ManUSA, became the exclusive distributor of all contracts issued by the Company. Prior to 2002, MSS was the exclusive distributor. For the years ended December 31, 2003, 2002, and 2001, the Company was billed underwriting commissions of $38,351, $27,615, and $31,981 respectively. The Company had a net liability for services provided of $844 and $452 at December 31, 2003 and 2002, respectively. In addition, the Company had a receivable from MSS relating to distributions of $2,940 and $1,900, which were included in accrued investment income at December 31, 2003 and 2002, respectively.

10.      EMPLOYEE BENEFITS

     a)  RETIREMENT PLAN

         The Company participates in a non-contributory pension plan entitled "The Manulife Financial U.S. Cash Balance Plan" (the "Plan"), which is sponsored by the Company's parent ManUSA. Effective January 1, 2002, Manulife Wood Logan employees commenced earning a benefit under the Plan. Effective July 1, 2002, the Wood Logan Associates, Inc. Pension Plan, which was frozen as of December 31, 2001, was merged into the Plan.

         The Plan provides benefits to participants who have three years of vesting service with the Company. Such benefits are a function of the length of service with the Company as well as the final average earnings of the plan participant. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65, and is actuarially equivalent to the cash balance account. Various optional forms of payment are available, including a lump sum. Early retirement benefits are actuarially equivalent to the cash balance account, but are subsidized for plan participants who were age 45 with 5 or more years vesting service with the Company as at July 1, 1998 and who terminate employment after attaining age 50 and have completed 10 years of service.

         Cash balance accounts are credited annually with contribution credits and semi-annually with interest credits. Future contribution credits under the Plan vary based on service. Interest credits are a function of the 1-year U.S. Treasury Constant Maturity yields plus 0.25%, but no less than 5.25% per year.

         Actuarial valuations of projected plan benefit obligations are based on projected salaries, an assumed discount rate, best estimates of investment yields on plan assets, mortality of plan participants, employee termination, and ages at retirement. Pension costs that relate to current service are funded as they accrue and are accounted for by the plan sponsor in the current period. Vested benefits are fully funded. Experience gains and losses outside of a corridor are amortized into the income of the sponsor over the estimated average remaining service lives of the plan participants. No contributions were made during the current or prior year because the Plan was subject to the full funding limitation under the Internal Revenue Code.

         At December 31, 2003, the projected and accumulated benefit obligation to the participants of the Plan was $76,403 (2002, $66,489), and $67,247 (2002, $61,277), respectively, which was based on an assumed interest rate of 6.00% (2002, 6.75%). The fair value of the Plan assets totaled $70,643 (2002, $60,556).

     b)  401(k) PLAN

         The Company participates in a defined contribution 401(k) Savings Plan sponsored by ManUSA. This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The costs associated with the Plan were charged to the Company and were not material.

     c)  POSTRETIREMENT BENEFIT PLAN

         In addition to the above plans, the Company participates in a postretirement benefit plan that is sponsored by ManUSA. This plan provides retiree medical and life insurance benefits to those who have attained age 50 and have 10 or more years of service with the Company. It provides the medical coverage for retirees and spouses under age 65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement. This plan provides the retiree with a life insurance benefit of 100% of the salary just prior to retirement, with a maximum of $150. The amount is reduced to 65% on the first of January following retirement, and is further reduced to 30% at age 70.

         The postretirement benefit cost, which includes the expected cost of postretirement benefits for newly eligible employees and for vested employees, interest cost, and gains/losses arising from differences between actuarial assumptions and actual experience, is accounted for by the plan sponsor ManUSA. This plan is unfunded.

         Retirees who retired prior to July 1, 2001, or active participants who had attained age 50 and had completed 10 years of service with the Company as of July 1, 2001, were grandfathered and can elect to benefit from either the current plan or the prior plan at retirement.

11.      FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values and estimated fair values of the Company's financial instruments at December 31 were as follows:

                                             2003                          2002
                                 ---------------------------     ---------------------------
                                   CARRYING         FAIR          CARRYING          FAIR
                                    VALUE           VALUE           VALUE           VALUE
                                 -----------     -----------     -----------     -----------
Assets:
Fixed-maturity securities        $   153,194     $   153,194     $   132,321     $   132,321
Policy loans                          11,109          11,109           7,326           7,326
Short-term investments               205,970         205,970         179,949         179,949
Cash                                  18,994          18,994              --              --
Separate account assets            2,144,890       2,144,890       1,284,313       1,284,313

Liabilities:
Policyholder liabilities and
  accruals                       $   375,934     $   357,787     $   292,232     $   274,106
Cash overdraft                            --              --           1,676           1,676
Separate account liabilities       2,144,890       2,144,890       1,284,313       1,284,313

         The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments:

         Fixed-Maturity Securities: Fair values for fixed-maturity securities are obtained from an independent pricing service.

         Policy Loans: Carrying values approximate fair values.

         Short-Term Investments and Cash: Carrying values approximate fair values.

         Separate Account Assets and Liabilities: The carrying values in the balance sheet for separate account assets and liabilities approximate their fair values.

         Policyholder Liabilities and Accruals: Fair values of the Company's liabilities under contracts not involving significant mortality risk are estimated to be the net cash surrender value or the cost the Company would incur to extinguish the liability.

12.      LEASES

         The Company leases office space under various operating lease agreements, which will expire between 2004 and 2005. For the years ended December 31, 2003, 2002 and 2001, the Company incurred rent expense of $244, $282 and $311, respectively.

         The minimum lease payments associated with the office space under the operating lease agreements are as follows:

YEAR ENDED              MINIMUM LEASE PAYMENTS
----------              ----------------------
    2004                         $184
    2005                          110
                                 ----

TOTAL                            $294
                                 ====

13.      CAPITAL MAINTENANCE AGREEMENT

         Pursuant to a capital maintenance agreement and subject to regulatory approval, MLI has agreed to maintain the Company's statutory capital and surplus at a specified level and to ensure that sufficient funds are available for the timely payment of contractual obligations.

14.      CONTINGENCIES

         The Company is subject to various lawsuits that have arisen in the course of its business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
SEPARATE ACCOUNT B

Audited Financial Statements

Years ended December 31, 2003 and 2002 with Report of Independent Auditors

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                          Audited Financial Statements

                     Years ended December 31, 2003 and 2002

                                    CONTENTS

Report of Independent Auditors.............................................................          1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity............................................          3
Statements of Operations and Changes in Contract Owners' Equity............................          5
Notes to Financial Statements..............................................................         31

                         Report of Independent Auditors

To the Contract Owners of
The Manufacturers Life Insurance Company of New York Separate Account B

We have audited the accompanying statement of assets and contract owners' equity of The Manufacturers Life Insurance Company of New York Separate Account B (comprising, respectively, the Aggressive Growth Trust, All Cap Core Trust, All Cap Growth Trust, All Cap Value Trust, American Growth Trust, American Growth-Income Trust, American International Trust, Balanced Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Diversified Bond Trust, Dynamic Growth Trust, Emerging Growth Trust, Emerging Small Company Trust, Equity-Income Trust, Equity Index Trust, Financial Services Trust, Fundamental Value Trust, Global Allocation Trust, Global Bond Trust, Global Equity Trust, Growth & Income Trust, Health Sciences Trust, High Yield Trust, Income & Value Trust, International Index Trust, International Small Cap Trust, International Stock Trust, International Value Trust, Internet Technologies Trust, Investment Quality Bond Trust, Large Cap Growth Trust, Large Cap Value Trust, Lifestyle Aggressive 1000 Trust, Lifestyle Balanced 640 Trust, Lifestyle Conservative 280 Trust, Lifestyle Growth 820 Trust, Lifestyle Moderate 460 Trust, Mid Cap Core Trust, Mid Cap Growth Trust, Mid Cap Index Trust, Mid Cap Opportunities Trust, Mid Cap Stock Trust, Mid Cap Value Trust, Money Market Trust, Overseas Trust, Pacific Rim Emerging Markets Trust, Quantitative Equity Trust, Quantitative Mid Cap Trust, Real Estate Securities Trust, Science & Technology Trust, Small Cap Index Trust, Small Company Blend Trust, Small Company Value Trust, Special Value Trust, Strategic Bond Trust, Strategic Growth Trust, Strategic Opportunities Trust, Strategic Value Trust, Telecommunications Trust, Total Return Trust, Total Stock Market Index Trust, U.S. Government Securities Trust, U.S. Large Cap Trust, Utilities Trust, Value Trust and 500 Index Trust Sub-Accounts) of The Manufacturers Life Insurance Company of New York as of December 31, 2003, and the related statements of operations and changes in contract owners' equity for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodians and/or investment advisors. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of The Manufacturers Life Insurance Company of New York Separate Account B at December 31, 2003, and the results of their operations and the changes in their contract owners' equity for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                             [ERNST & YOUNG LLP]

Philadelphia, Pennsylvania
March 26, 2004

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2003

ASSETS
Investments at fair value:
    Sub-Accounts:
        Aggressive Growth Trust - 8,229 shares (cost $132,484)                                         $ 109,282
        All Cap Core Trust - 12,148 shares (cost $159,363)                                               166,666
        All Cap Growth Trust - 7,375 shares (cost $99,265)                                               106,273
        All Cap Value Trust - 22,833 shares (cost $249,294)                                              287,241
        American Growth Trust - 320 shares (cost $4,717)                                                   4,942
        American Growth-Income Trust - 427 shares (cost $6,222)                                            6,640
        American International Trust - 153 shares (cost $2,220)                                            2,559
        Balanced Trust - 2,646 shares (cost $30,706)                                                      33,469
        Blue Chip Growth Trust - 27,225 shares (cost $381,823)                                           421,441
        Capital Appreciation Trust - 747 shares (cost $5,141)                                              6,007
        Diversified Bond Trust - 27,166 shares (cost $286,459)                                           295,027
        Dynamic Growth Trust - 56,485 shares (cost $203,236)                                             248,532
        Emerging Growth Trust - 32 shares (cost $512)                                                        507
        Emerging Small Company Trust - 2,524 shares (cost $73,182)                                        65,061
        Equity-Income Trust - 19,252 shares (cost $239,018)                                              293,022
        Equity Index Trust - 711 shares (cost $9,822)                                                      9,676
        Financial Services Trust - 4,287 shares (cost $47,452)                                            54,574
        Fundamental Value Trust - 8,676 shares (cost $96,643)                                            110,274
        Global Allocation Trust - 2,865 shares (cost $24,195)                                             27,793
        Global Bond Trust - 2,196 shares (cost $31,756)                                                   33,688
        Global Equity Trust - 5,854 shares (cost $61,762)                                                 76,744
        Growth & Income Trust - 27,568 shares (cost $536,325)                                            600,702
        Health Sciences Trust - 6,334 shares (cost $76,299)                                               84,810
        High Yield Trust - 22,669 shares (cost $203,532)                                                 225,553
        Income & Value Trust - 8,782 shares (cost $84,656)                                                90,892
        International Index Trust - 1,090 shares (cost $8,064)                                             9,895
        International Small Cap Trust - 4,320 shares (cost $64,753)                                       62,981
        International Stock Trust - 7,359 shares (cost $78,344)                                           71,313
        International Value Trust - 3,572 shares (cost $38,440)                                           44,038
        Internet Technologies Trust                                                                            -
        Investment Quality Bond Trust - 28,672 shares (cost $355,559)                                    360,700
        Large Cap Growth Trust - 18,148 shares (cost $143,543)                                           172,590
        Large Cap Value Trust - 2,922 shares (cost $44,757)                                               45,759
        Lifestyle Aggressive 1000 Trust - 1,220 shares (cost $10,200)                                     13,337
        Lifestyle Balanced 640 Trust - 24,022 shares (cost $273,641)                                     298,594
        Lifestyle Conservative 280 Trust - 12,211 shares (cost $157,583)                                 166,561
        Lifestyle Growth 820 Trust - 8,123 shares (cost $85,028)                                          96,340
        Lifestyle Moderate 460 Trust - 403 shares (cost $4,650)                                            5,151
        Mid Cap Core Trust - 425 shares (cost $6,187)                                                      6,514
        Mid Cap Growth Trust                                                                                   -
        Mid Cap Index Trust - 6,790 shares (cost $81,591)                                                 98,861
        Mid Cap Opportunities Trust                                                                            -

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                 Statement of Assets and Contract Owners' Equity

                                December 31, 2003

ASSETS (CONTINUED)
Investments at fair value:
   Sub-Accounts:
        Mid Cap Stock Trust - 9,217 shares (cost $92,554)                                            $   109,402
        Mid Cap Value Trust - 6,223 shares (cost $78,403)                                                 91,171
        Money Market Trust - 216,056 shares (cost $2,160,560)                                          2,160,560
        Overseas Trust - 3,541 shares (cost $27,847)                                                      33,884
        Pacific Rim Emerging Markets Trust - 2,312 shares (cost $15,479)                                  18,867
        Quantitative Equity Trust - 7,378 shares (cost $136,371)                                         112,146
        Quantitative Mid Cap Trust - 470 shares (cost $4,242)                                              5,133
        Real Estate Securities Trust - 8,534 shares (cost $137,638)                                      177,934
        Science & Technology Trust - 16,241 shares (cost $174,063)                                       185,631
        Small Cap Index Trust - 6,293 shares (cost $62,463)                                               80,546
        Small Company Blend Trust - 4,521 shares (cost $43,954)                                           51,537
        Small Company Value Trust - 14,589 shares (cost $209,283)                                        250,055
        Special Value Trust - 130 shares (cost $1,757)                                                     2,051
        Strategic Bond Trust - 23,358 shares (cost $253,137)                                             273,992
        Strategic Growth Trust - 2,259 shares (cost $20,524)                                              22,727
        Strategic Opportunities Trust - 20,179 shares (cost $209,870)                                    196,542
        Strategic Value Trust - 846 shares (cost $6,964)                                                   8,487
        Telecommunications Trust                                                                               -
        Total Return Trust - 22,752 shares (cost $318,726)                                               323,303
        Total Stock Market Index Trust - 10,611 shares (cost $95,070)                                    105,687
        U.S. Government Securities Trust - 32,136 shares (cost $448,606)                                 450,219
        U.S. Large Cap Trust - 9,642 shares (cost $103,242)                                              123,810
        Utilities Trust - 614 shares (cost $5,146)                                                         5,786
        Value Trust - 11,310 shares (cost $165,846)                                                      193,282
        500 Index Trust - 35,080 shares (cost $296,843)                                                  337,825
                                                                                                     -----------
Total assets                                                                                         $10,134,586
                                                                                                     ===========

CONTRACT OWNERS' EQUITY
Variable life contracts                                                                              $10,134,586
                                                                                                     ===========

See accompanying notes.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity

                                                                            SUB-ACCOUNT
                                                      -------------------------------------------------------
                                                          AGGRESSIVE GROWTH                ALL CAP CORE
                                                                TRUST                         TRUST
                                                      -------------------------     -------------------------
                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                      DEC. 31/03     DEC. 31/02     DEC. 31/03     DEC. 31/02
                                                      ----------     ----------     ----------     ----------
Income:
    Net investment income during the year             $       -      $       -      $       -      $       -
    Net realized gain (loss) during the year            (11,451)       (79,209)        (9,374)      (189,938)
    Unrealized appreciation (depreciation) during
         the year                                        38,757         36,033         46,012        132,654
                                                      ---------      ---------      ---------      ---------
Net increase (decrease) in assets from
    operations                                           27,306        (43,176)        36,638        (57,284)
                                                      ---------      ---------      ---------      ---------

Changes from principal transactions:
    Transfer of net premiums                             16,523         23,271         16,426         36,265
    Transfer on terminations                            (15,593)      (101,444)       (16,764)       (87,152)
    Transfer on policy loans                             (2,124)             -         (2,093)             -
    Net interfund transfers                                 873         (4,071)        23,903       (104,715)
                                                      ---------      ---------      ---------      ---------
Net increase (decrease) in assets from
    principal transactions                                 (321)       (82,244)        21,472       (155,602)
                                                      ---------      ---------      ---------      ---------
Total increase (decrease) in assets                      26,985       (125,420)        58,110       (212,886)

Assets beginning of year                                 82,297        207,717        108,556        321,442
                                                      ---------      ---------      ---------      ---------
Assets end of year                                    $ 109,282      $  82,297      $ 166,666      $ 108,556
                                                      =========      =========      =========      =========

+ Reflects the period from commencement of operations July 9, 2003 through December 31, 2003.

See accompanying notes.

                                            SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
      ALL CAP GROWTH                                                 AMERICAN     AMERICAN GROWTH-
           TRUST                      ALL CAP VALUE TRUST          GROWTH TRUST     INCOME TRUST
---------------------------       ---------------------------      ------------   ----------------
YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED     PERIOD ENDED
DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02      DEC. 31/03+      DEC. 31/03+
----------       ----------       ----------       ----------      ------------     ------------
$       -        $       -        $     200        $       4        $       -        $       -
   (7,644)         (48,069)          (1,581)             736                -                4

   29,841           22,015           85,884          (54,054)             224              418
---------        ---------        ---------        ---------        ---------        ---------

   22,197          (26,054)          84,503          (53,314)             224              422
---------        ---------        ---------        ---------        ---------        ---------

   24,343           23,861            3,700          147,358                -                -
  (12,870)         (50,534)         (29,029)         (11,815)            (208)            (274)
        -                -                -                -                -                -
    2,902           22,668            2,596               22            4,926            6,492
---------        ---------        ---------        ---------        ---------        ---------

   14,375           (4,005)         (22,733)         135,565            4,718            6,218
---------        ---------        ---------        ---------        ---------        ---------
   36,572          (30,059)          61,770           82,251            4,942            6,640

   69,701           99,760          225,471          143,220                -                -
---------        ---------        ---------        ---------        ---------        ---------
$ 106,273        $  69,701        $ 287,241        $ 225,471        $   4,942        $   6,640
=========        =========        =========        =========        =========        =========

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                     SUB-ACCOUNT
                                                     --------------------------------------------
                                                     AMERICAN INTER-
                                                     NATIONAL TRUST          BALANCED TRUST
                                                     ---------------   --------------------------
                                                      PERIOD ENDED     YEAR ENDED      YEAR ENDED
                                                       DEC. 31/03+     DEC. 31/03      DEC. 31/02
                                                      ------------     ----------      ----------
Income:
    Net investment income during the year               $      -        $    425        $    125
    Net realized gain (loss) during the year                  17          (1,016)           (452)
    Unrealized appreciation (depreciation) during
        the year                                             339           3,991            (792)
                                                        --------        --------        --------
Net increase (decrease) in assets from
    operations                                               356           3,400          (1,119)
                                                        --------        --------        --------

Changes from principal transactions:
    Transfer of net premiums                                 927          11,789           9,505
    Transfer on terminations                                (112)         (2,878)         (1,648)
    Transfer on policy loans                                   -               -               -
    Net interfund transfers                                1,388           8,029           1,528
                                                        --------        --------        --------
Net increase (decrease) in assets from
    principal transactions                                 2,203          16,940           9,385
                                                        --------        --------        --------
Total increase (decrease) in assets                        2,559          20,340           8,266

Assets beginning of year                                       -          13,129           4,863
                                                        --------        --------        --------
Assets end of year                                      $  2,559        $ 33,469        $ 13,129
                                                        ========        ========        ========

+ Reflects the period from commencement of operations July 9, 2003 through December 31, 2003.

++ Fund available in prior year but no activity.

See accompanying notes.

                                             SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
     BLUE CHIP GROWTH                CAPITAL APPRECIATION
           TRUST                             TRUST                    DIVERSIFIED BOND TRUST
---------------------------       ----------------------------      ---------------------------
YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
DEC. 31/03       DEC. 31/02       DEC. 31/03      DEC. 31/02++      DEC. 31/03       DEC. 31/02
----------       ----------       ----------      ------------      ----------       ----------
$     109        $       -        $       -        $       -        $  11,723        $  13,600
   (5,578)          (9,019)              14              (50)           6,018           15,872

   84,091          (41,732)           1,102             (236)          (6,342)          (9,293)
---------        ---------        ---------        ---------        ---------        ---------

   78,622          (50,751)           1,116             (286)          11,399           20,179
---------        ---------        ---------        ---------        ---------        ---------

   86,306          105,274            1,851              455           37,384           28,303
  (46,079)         (35,963)            (358)            (238)         (39,023)        (208,335)
   (2,338)               -                -                -                -                -
   83,398           38,625              896            2,571           50,555           80,343
---------        ---------        ---------        ---------        ---------        ---------

  121,287          107,936            2,389            2,788           48,916          (99,689)
---------        ---------        ---------        ---------        ---------        ---------
  199,909           57,185            3,505            2,502           60,315          (79,510)

  221,532          164,347            2,502                -          234,712          314,222
---------        ---------        ---------        ---------        ---------        ---------
$ 421,441        $ 221,532        $   6,007        $   2,502        $ 295,027        $ 234,712
=========        =========        =========        =========        =========        =========

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                          SUB-ACCOUNT
                                                        ----------------------------------------------
                                                                                       EMERGING GROWTH
                                                            DYNAMIC GROWTH TRUST            TRUST
                                                        ---------------------------    ---------------
                                                        YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                                        DEC. 31/03       DEC. 31/02      DEC. 31/03**
                                                        ----------       ----------      ------------
Income:
    Net investment income during the year               $       -        $       -        $      19
    Net realized gain (loss) during the year               (6,071)          (6,494)               -
    Unrealized appreciation (depreciation) during
        the year                                           57,620           (4,530)              (5)
                                                        ---------        ---------        ---------
Net increase (decrease) in assets from
    operations                                             51,549          (11,024)              14
                                                        ---------        ---------        ---------

Changes from principal transactions:
    Transfer of net premiums                               18,428           24,596              442
    Transfer on terminations                              (12,087)          (7,568)             (16)
    Transfer on policy loans                               (1,644)               -                -
    Net interfund transfers                               154,067           (1,421)              67
                                                        ---------        ---------        ---------
Net increase (decrease) in assets from
    principal transactions                                158,764           15,607              493
                                                        ---------        ---------        ---------
Total increase (decrease) in assets                       210,313            4,583              507

Assets beginning of year                                   38,219           33,636                -
                                                        ---------        ---------        ---------
Assets end of year                                      $ 248,532        $  38,219        $     507
                                                        =========        =========        =========

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

See accompanying notes.

                                        SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
  EMERGING SMALL COMPANY
           TRUST                      EQUITY-INCOME TRUST                EQUITY INDEX TRUST
---------------------------       ---------------------------       ---------------------------
YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02
----------       ----------       ----------       ----------       ----------       ----------
$       -        $       -        $   8,811        $   9,363        $     126        $      76
   (7,585)         (45,243)         (40,504)         (13,740)            (917)          (1,037)

   24,954           17,281           90,916          (38,099)           2,989           (1,599)
---------        ---------        ---------        ---------        ---------        ---------

   17,369          (27,962)          59,223          (42,476)           2,198           (2,560)
---------        ---------        ---------        ---------        ---------        ---------

    9,706           12,914           47,469           81,385              600            5,000
   (8,103)         (49,555)         (35,831)         (26,705)          (1,892)          (2,231)
        -                -                -                -                -                -
    2,768           (1,623)         (16,363)         144,797                -                -
---------        ---------        ---------        ---------        ---------        ---------

    4,371          (38,264)          (4,725)         199,477           (1,292)           2,769
---------        ---------        ---------        ---------        ---------        ---------
   21,740          (66,226)          54,498          157,001              906              209

   43,321          109,547          238,524           81,523            8,770            8,561
---------        ---------        ---------        ---------        ---------        ---------
$  65,061        $  43,321        $ 293,022        $ 238,524        $   9,676        $   8,770
=========        =========        =========        =========        =========        =========

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                                  SUB-ACCOUNT
                                                        -------------------------------------------------------------
                                                                                                   FUNDAMENTAL
                                                          FINANCIAL SERVICES TRUST                 VALUE TRUST
                                                        ---------------------------       ---------------------------
                                                        YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                        DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02
                                                        ----------       ----------       ----------       ----------
Income:
    Net investment income during the year               $      13        $       -        $     131        $      11
    Net realized gain (loss) during the year                  (49)             (95)             (93)            (619)
    Unrealized appreciation (depreciation) during
          the year                                          7,581             (521)          18,975           (5,401)
                                                        ---------        ---------        ---------        ---------
Net increase (decrease) in assets from
    operations                                              7,545             (616)          19,013           (6,009)
                                                        ---------        ---------        ---------        ---------

Changes from principal transactions:
    Transfer of net premiums                                4,028            3,952           14,653            6,784
    Transfer on terminations                                1,261           (1,039)          (9,958)          (5,214)
    Transfer on policy loans                                    -                -                -                -
    Net interfund transfers                                35,702              672           44,488           42,026
                                                        ---------        ---------        ---------        ---------
Net increase (decrease) in assets from
    principal transactions                                 40,991            3,585           49,183           43,596
                                                        ---------        ---------        ---------        ---------
Total increase (decrease) in assets                        48,536            2,969           68,196           37,587

Assets beginning of year                                    6,038            3,069           42,078            4,491
                                                        ---------        ---------        ---------        ---------
Assets end of year                                      $  54,574        $   6,038        $ 110,274        $  42,078
                                                        =========        =========        =========        =========

++ Fund available in prior year but no activity.

See accompanying notes.

                                       SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
   GLOBAL ALLOCATION TRUST             GLOBAL BOND TRUST                GLOBAL EQUITY TRUST
----------------------------      ---------------------------       ---------------------------
YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
DEC. 31/03      DEC. 31/02++      DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02
----------      ------------      ----------       ----------       ----------       ----------
$      35        $       -        $     458        $       -        $     353        $   1,087
     (159)             (62)           1,093               35          (14,016)         (26,093)

    4,306             (707)           1,689              239           32,624           10,998
---------        ---------        ---------        ---------        ---------        ---------

    4,182             (769)           3,240              274           18,961          (14,008)
---------        ---------        ---------        ---------        ---------        ---------

    5,707            7,829           18,738            1,995           18,412           18,874
   (1,361)            (697)          (2,552)            (394)          (5,084)          (6,626)
        -                -             (291)               -                -                -
   12,440              462           11,027            1,422           (6,855)         (67,732)
---------        ---------        ---------        ---------        ---------        ---------

   16,786            7,594           26,922            3,023            6,473          (55,484)
---------        ---------        ---------        ---------        ---------        ---------
   20,968            6,825           30,162            3,297           25,434          (69,492)

    6,825                -            3,526              229           51,310          120,802
---------        ---------        ---------        ---------        ---------        ---------
$  27,793        $   6,825        $  33,688        $   3,526        $  76,744        $  51,310
=========        =========        =========        =========        =========        =========

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                                  SUB-ACCOUNT
                                                        -------------------------------------------------------------
                                                              GROWTH & INCOME
                                                                    TRUST                    HEALTH SCIENCES TRUST
                                                        ---------------------------       ---------------------------
                                                        YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                        DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02
                                                        ----------       ----------       ----------       ----------
Income:
    Net investment income during the year               $   4,635        $  12,053        $       -        $      98
    Net realized gain (loss) during the year              (18,646)        (122,632)          (1,336)          (2,861)
    Unrealized appreciation (depreciation) during
         the year                                         134,733           22,227           19,342          (10,953)
                                                        ---------        ---------        ---------        ---------
Net increase (decrease) in assets from
    operations                                            120,722          (88,352)          18,006          (13,716)
                                                        ---------        ---------        ---------        ---------

Changes from principal transactions:
    Transfer of net premiums                               40,846          116,212           12,826           11,068
    Transfer on terminations                              (49,353)        (138,932)          (4,610)          (4,034)
    Transfer on policy loans                                    -                -                -                -
    Net interfund transfers                                46,560          101,163           13,776            3,506
                                                        ---------        ---------        ---------        ---------
Net increase (decrease) in assets from
    principal transactions                                 38,053           78,443           21,992           10,540
                                                        ---------        ---------        ---------        ---------
Total increase (decrease) in assets                       158,775           (9,909)          39,998           (3,176)

Assets beginning of year                                  441,927          451,836           44,812           47,988
                                                        ---------        ---------        ---------        ---------
Assets end of year                                      $ 600,702        $ 441,927        $  84,810        $  44,812
                                                        =========        =========        =========        =========

++ Fund available in prior year but no activity.

See accompanying notes.

                                              SUB-ACCOUNT
------------------------------------------------------------------------------------------------
                                         INCOME & VALUE                  INTERNATIONAL INDEX
      HIGH YIELD TRUST                       TRUST                              TRUST
---------------------------       ---------------------------       ----------------------------
YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02       DEC. 31/03      DEC. 31/02++
----------       ----------       ----------       ----------       ----------      ------------
$  10,384        $   4,103        $   1,378        $   1,267        $     127        $      18
    5,317           (1,909)            (553)            (926)            (240)             (32)

   25,573           (3,281)          16,985          (10,690)           2,085             (254)
---------        ---------        ---------        ---------        ---------        ---------

   41,274           (1,087)          17,810          (10,349)           1,972             (268)
---------        ---------        ---------        ---------        ---------        ---------

    9,939           55,612           18,904           59,917            1,739            1,845
  (24,436)          (9,385)          (7,946)          (4,732)            (813)            (347)
        -                -                -                -                -                -
   47,635           53,105            2,540            8,865            5,740               27
---------        ---------        ---------        ---------        ---------        ---------

   33,138           99,332           13,498           64,050            6,666            1,525
---------        ---------        ---------        ---------        ---------        ---------
   74,412           98,245           31,308           53,701            8,638            1,257

  151,141           52,896           59,584            5,883            1,257                -
---------        ---------        ---------        ---------        ---------        ---------
$ 225,553        $ 151,141        $  90,892        $  59,584        $   9,895        $   1,257
=========        =========        =========        =========        =========        =========

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                                    SUB-ACCOUNT
                                                        -------------------------------------------------------------
                                                            INTERNATIONAL SMALL               INTERNATIONAL STOCK
                                                                  CAP TRUST                          TRUST
                                                        ---------------------------       ---------------------------
                                                        YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                        DEC. 31/03       DEC. 31/02       DEC. 31/03       DEC. 31/02
                                                        ----------       ----------       ----------       ----------
Income:
    Net investment income during the year               $       -        $       -        $     269        $     433
    Net realized gain (loss) during the year               (6,889)         (40,657)          (8,744)         (39,827)
    Unrealized appreciation (depreciation) during
        the year                                           28,646           32,097           24,154           19,625
                                                        ---------        ---------        ---------        ---------
Net increase (decrease) in assets from
    operations                                             21,757           (8,560)          15,679          (19,769)
                                                        ---------        ---------        ---------        ---------

Changes from principal transactions:
    Transfer of net premiums                                9,709            8,847            9,855           16,324
    Transfer on terminations                               (7,379)         (46,912)         (10,125)         (58,365)
    Transfer on policy loans                                    -                -                -                -
    Net interfund transfers                                    20               48            3,025             (381)
                                                        ---------        ---------        ---------        ---------
Net increase (decrease) in assets from
    principal transactions                                  2,350          (38,017)           2,755          (42,422)
                                                        ---------        ---------        ---------        ---------
Total increase (decrease) in assets                        24,107          (46,577)          18,434          (62,191)

Assets beginning of year                                   38,874           85,451           52,879          115,070
                                                        ---------        ---------        ---------        ---------
Assets end of year                                      $  62,981        $  38,874        $  71,313        $  52,879
                                                        =========        =========        =========        =========

**** Terminated as an investment option and funds transferred to Science & Technology Trust May on 2, 2003.

See accompanying notes.

                                             SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
    INTERNATIONAL VALUE             INTERNET TECHNOLOGIES               INVESTMENT QUALITY
           TRUST                             TRUST                          BOND TRUST
---------------------------     -----------------------------       ---------------------------
YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
DEC. 31/03       DEC. 31/02     DEC. 31/03****     DEC. 31/02       DEC. 31/03       DEC. 31/02
----------       ----------     --------------     ----------       ----------       ----------
$     123        $      78         $      -        $       -        $  12,893        $   5,984
      414           (1,246)             641           (3,570)           7,099              201

    6,874           (1,041)           1,814               77           (1,575)           6,537
---------        ---------         --------        ---------        ---------        ---------

    7,411           (2,209)           2,455           (3,493)          18,417           12,722
---------        ---------         --------        ---------        ---------        ---------

   11,108            8,560            2,933           11,264           91,490          122,390
   (2,879)          (2,551)            (822)          (2,602)         (21,851)         (13,003)
        -                -                -                -                -                -
   17,419             (969)         (15,072)          (1,777)          38,623           49,612
---------        ---------         --------        ---------        ---------        ---------

   25,648            5,040          (12,961)           6,885          108,262          158,999
---------        ---------         --------        ---------        ---------        ---------
   33,059            2,831          (10,506)           3,392          126,679          171,721

   10,979            8,148           10,506            7,114          234,021           62,300
---------        ---------         --------        ---------        ---------        ---------
$  44,038        $  10,979         $      -        $  10,506        $ 360,700        $ 234,021
=========        =========         ========        =========        =========        =========

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                          SUB-ACCOUNT
                                                        ----------------------------------------------
                                                              LARGE CAP GROWTH         LARGE CAP VALUE
                                                                    TRUST                   TRUST
                                                        ---------------------------    ---------------
                                                        YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                                        DEC. 31/03       DEC. 31/02      DEC. 31/03**
                                                        ----------       ----------      ------------
Income:
    Net investment income during the year               $     462        $   1,077        $     159
    Net realized gain (loss) during the year              (33,459)        (126,801)              34
    Unrealized appreciation (depreciation) during
        the year                                           71,311           50,584            1,001
                                                        ---------        ---------        ---------
Net increase (decrease) in assets from
    operations                                             38,314          (75,140)           1,194
                                                        ---------        ---------        ---------

Changes from principal transactions:
    Transfer of net premiums                               54,675           46,198            5,444
    Transfer on terminations                              (28,210)        (125,472)            (172)
    Transfer on policy loans                                    -                -                -
    Net interfund transfers                               (55,166)          68,131           39,293
                                                        ---------        ---------        ---------
Net increase (decrease) in assets from
    principal transactions                                (28,701)         (11,143)          44,565
                                                        ---------        ---------        ---------
Total increase (decrease) in assets                         9,613          (86,283)          45,759

Assets beginning of year                                  162,977          249,260                -
                                                        ---------        ---------        ---------
Assets end of year                                      $ 172,590        $ 162,977        $  45,759
                                                        =========        =========        =========

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

++ Fund available in prior year but no activity.

See accompanying notes.

                                  SUB-ACCOUNT
-----------------------------------------------------------------------------------
    LIFESTYLE AGGRESSIVE               LIFESTYLE BALANCED         LIFESTYLE CON-
         1000 TRUST                        640 TRUST            SERVATIVE 280 TRUST
----------------------------      ----------------------------  -------------------
YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
DEC. 31/03      DEC. 31/02++      DEC. 31/03      DEC. 31/02++     DEC. 31/03++
----------      ------------      ----------      ------------     ------------
$      41        $      30        $     550        $      12        $     675
      152           (2,531)             518             (136)             262

    3,008              130           25,030              (77)           8,977
---------        ---------        ---------        ---------        ---------

    3,201           (2,371)          26,098             (201)           9,914
---------        ---------        ---------        ---------        ---------

    3,016           11,690          111,352           10,670           76,563
   (1,799)          (1,349)         (10,849)          (2,061)          (4,137)
        -                -                -                -                -
      105              844          159,781            3,804           84,221
---------        ---------        ---------        ---------        ---------

    1,322           11,185          260,284           12,413          156,647
---------        ---------        ---------        ---------        ---------
    4,523            8,814          286,382           12,212          166,561

    8,814                -           12,212                -                -
---------        ---------        ---------        ---------        ---------
$  13,337        $   8,814        $ 298,594        $  12,212        $ 166,561
=========        =========        =========        =========        =========

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

        Statements of Operations and Changes in Contract Owners' Equity
                                  (continued)

                                                                                SUB-ACCOUNT
                                                    -----------------------------------------------------------------------
                                                          LIFESTYLE GROWTH                        LIFESTYLE MODERATE
                                                              820 TRUST                               460 TRUST
                                                    -----------------------------           -------------------------------
                                                    YEAR ENDED         YEAR ENDED           YEAR ENDED          YEAR ENDED
                                                    DEC. 31/03         DEC. 31/02           DEC. 31/03         DEC. 31/02++
                                                    ----------         ----------           ----------         ------------
Income:
    Net investment income during the year             $    714           $  1,043             $     92            $     19
    Net realized gain (loss) during the year              (912)            (2,082)                  (7)                 (2)
    Unrealized appreciation (depreciation) during
        the year                                        19,412             (7,271)                 549                 (48)
                                                      --------           --------             --------            --------
Net increase (decrease) in assets from
    operations                                          19,214             (8,310)                 634                 (31)
                                                      --------           --------             --------            --------
Changes from principal transactions:
    Transfer of net premiums                            34,454              3,023                4,246               3,923
    Transfer on terminations                           (12,067)            (7,565)              (1,947)             (1,712)
    Transfer on policy loans                                 -                  -                    -                   -
    Net interfund transfers                             10,917                 29                    -                  38
                                                      --------           --------             --------            --------
Net increase (decrease) in assets from
    principal transactions                              33,304             (4,513)               2,299               2,249
                                                      --------           --------             --------            --------
Total increase (decrease) in assets                     52,518            (12,823)               2,933               2,218

Assets beginning of year                                43,822             56,645                2,218                   -
                                                      --------           --------             --------            --------
Assets end of year                                    $ 96,340           $ 43,822             $  5,151            $  2,218
                                                      ========           ========             ========            ========

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

# Terminated as an investment option and funds transferred to Dynamic Growth Trust on May 2, 2003.

++   Fund available in prior year but no activity.

See accompanying notes.

                                        SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
MID CAP CORE                                                               MID CAP OPPORTUNITIES
   TRUST            MID CAP GROWTH TRUST       MID CAP INDEX TRUST                 TRUST
---------------------------------------------------------------------------------------------------
PERIOD ENDED      YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED     YEAR ENDED     YEAR ENDED
DEC. 31/03**     DEC. 31/03#    DEC. 31/02   DEC. 31/03   DEC. 31/02     DEC. 31/03#    DEC. 31/02
---------------------------------------------------------------------------------------------------
$        -       $         -    $        -   $        -   $      271     $         -    $        -
         9           (13,428)         (858)         119       (2,129)            (47)          (53)

       327            25,263       (28,544)      22,207       (6,518)            126          (139)
----------       -----------    ----------   ----------   ----------     -----------    ----------

       336            11,835       (29,402)      22,326       (8,376)             79          (192)
----------       -----------    ----------   ----------   ----------     -----------    ----------

       737                37        84,389       12,043       27,149             121         1,419
      (536)           (1,812)       (3,563)      (8,703)      (7,477)            (98)         (273)
       (72)                -             -            -            -               -             -
     6,049          (148,417)           97       20,390        9,990          (1,245)           38
----------       -----------    ----------   ----------   ----------     -----------    ----------

     6,178          (150,192)       80,923       23,730       29,662          (1,222)        1,184
----------       -----------    ----------   ----------   ----------     -----------    ----------
     6,514          (138,357)       51,521       46,056       21,286          (1,143)          992

         -           138,357        86,836       52,805       31,519           1,143           151
----------       -----------    ----------   ----------   ----------     -----------    ----------
$    6,514       $         -    $  138,357   $   98,861   $   52,805     $         -    $    1,143
==========       ===========    ==========   ==========   ==========     ===========    ==========

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                                          SUB-ACCOUNT
                                                              ----------------------------------------------------------------------
                                                                   MID CAP STOCK TRUST                    MID CAP VALUE TRUST
                                                              ----------------------------------------------------------------------
                                                              YEAR ENDED         YEAR ENDED          YEAR ENDED           YEAR ENDED
                                                              DEC. 31/03         DEC. 31/02          DEC. 31/03           DEC. 31/02
                                                              ----------         ----------          ----------           ----------
Income:
    Net investment income during the year                     $       -           $       -          $     223            $       -
    Net realized gain (loss) during the year                     (1,270)             (1,444)              (413)                 (14)
    Unrealized appreciation (depreciation) during
        the year                                                 22,899              (5,573)            18,054               (5,580)
                                                              ---------           ---------          ---------            ---------
Net increase (decrease) in assets from
    operations                                                   21,629              (7,017)            17,864               (5,594)
                                                              ---------           ---------          ---------            ---------

Changes from principal transactions:
    Transfer of net premiums                                     19,765              15,582             23,491               16,550
    Transfer on terminations                                    (10,022)             (6,914)            (7,202)              (5,428)
    Transfer on policy loans                                        262                 238                  -                    -
    Net interfund transfers                                      48,522               1,193              9,536               38,504
                                                              ---------           ---------          ---------            ---------
Net increase (decrease) in assets from
    principal transactions                                       58,527              10,099             25,825               49,626
                                                              ---------           ---------          ---------            ---------
Total increase (decrease) in assets                              80,156               3,082             43,689               44,032

Assets beginning of year                                         29,246              26,164             47,482                3,450
                                                              ---------           ---------          ---------            ---------
Assets end of year                                            $ 109,402           $  29,246          $  91,171            $  47,482
                                                              =========           =========          =========            =========

See accompanying notes.

                                     SUB-ACCOUNT
-------------------------------------------------------------------------------------
                                                             PACIFIC RIM EMERGING
     MONEY MARKET TRUST              OVERSEAS TRUST              MARKETS TRUST
-------------------------------------------------------------------------------------
 YEAR ENDED      YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED     YEAR ENDED
 DEC. 31/03      DEC. 31/02     DEC. 31/03   DEC. 31/02   DEC. 31/03     DEC. 31/02
-------------------------------------------------------------------------------------
$    13,212      $   17,004     $      125   $      106   $       15     $         3
          -               -         (3,575)      (4,737)        (443)           (110)

          -               -         13,820       (1,487)       5,834          (2,322)
-----------      ----------     ----------   ----------   ----------     -----------

     13,212          17,004         10,370       (6,118)       5,406          (2,429)
-----------      ----------     ----------   ----------   ----------     -----------

  1,431,543       1,977,238          4,637       15,197          342              84
   (191,060)       (143,810)        (5,058)      (5,388)        (606)           (421)
       (326)              -              -            -            -               -
 (1,163,754)       (519,470)          (568)      (3,313)       4,043          11,695
-----------      ----------     ----------   ----------   ----------     -----------

     76,403       1,313,958           (989)       6,496        3,779          11,358
-----------      ----------     ----------   ----------   ----------     -----------
     89,615       1,330,962          9,381          378        9,185           8,929

  2,070,945         739,983         24,503       24,125        9,682             753
-----------      ----------     ----------   ----------   ----------     -----------
$ 2,160,560      $2,070,945     $   33,884   $   24,503   $   18,867     $     9,682
===========      ==========     ==========   ==========   ==========     ===========

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                                          SUB-ACCOUNT
                                                              ----------------------------------------------------------------------
                                                                   QUANTITATIVE EQUITY                   QUANTITATIVE MID CAP
                                                                          TRUST                                  TRUST
                                                              -----------------------------          -------------------------------
                                                              YEAR ENDED         YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                              DEC. 31/03         DEC. 31/02          DEC. 31/03         DEC. 31/02++
                                                              ----------         ----------          ----------         ------------
Income:
    Net investment income during the year                     $     628          $     581           $       -           $       -
    Net realized gain (loss) during the year                    (18,025)          (114,393)                141                 (12)
    Unrealized appreciation (depreciation) during
        the year                                                 38,574             51,928                 890                   -
                                                              ---------          ---------           ---------           ---------
Net increase (decrease) in assets from
    operations                                                   21,177            (61,884)              1,031                 (12)
                                                              ---------          ---------           ---------           ---------
Changes from principal transactions:
    Transfer of net premiums                                      8,964             27,175               2,851                 106
    Transfer on terminations                                    (17,648)          (115,127)               (180)                (89)
    Transfer on policy loans                                          -                  -                   -                   -
    Net interfund transfers                                       2,000             (6,450)              1,426                   -
                                                              ---------          ---------           ---------           ---------
Net increase (decrease) in assets from
    principal transactions                                       (6,684)           (94,402)              4,097                  17
                                                              ---------          ---------           ---------           ---------
Total increase (decrease) in assets                              14,493           (156,286)              5,128                   5

Assets beginning of year                                         97,653            253,939                   5                   -
                                                              ---------          ---------           ---------           ---------
Assets end of year                                            $ 112,146          $  97,653           $   5,133           $       5
                                                              =========          =========           =========           =========

++   Fund available in prior year but no activity.

See accompanying notes.

                                     SUB-ACCOUNT
-------------------------------------------------------------------------------------
   REAL ESTATE SECURITIES         SCIENCE & TECHNOLOGY
            TRUST                        TRUST              SMALL CAP INDEX TRUST
-------------------------------------------------------------------------------------
YEAR ENDED       YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED     YEAR ENDED
DEC. 31/03       DEC. 31/02     DEC. 31/03   DEC. 31/02   DEC. 31/03     DEC. 31/02
-------------------------------------------------------------------------------------
$   3,593        $    3,754     $        -   $        -   $        -     $       248
      649               354        (39,986)    (103,590)        (827)         (2,952)

   42,344            (2,461)        89,912       46,320       20,724          (3,458)
---------        ----------     ----------   ----------   ----------     -----------

   46,586             1,647         49,926      (57,270)      19,897          (6,162)
---------        ----------     ----------   ----------   ----------     -----------

   10,256           109,814         38,159       47,097       13,995          27,754
   (6,278)           (3,903)       (20,318)     (40,516)      (5,665)         (3,776)
        -                 -            308          280            -               -
    9,277             3,881         38,575        1,538       24,043           1,178
---------        ----------     ----------   ----------   ----------     -----------

   13,255           109,792         56,724        8,399       32,373          25,156
---------        ----------     ----------   ----------   ----------     -----------
   59,841           111,439        106,650      (48,871)      52,270          18,994

  118,093             6,654         78,981      127,852       28,276           9,282
---------        ----------     ----------   ----------   ----------     -----------
$ 177,934        $  118,093     $  185,631   $   78,981   $   80,546     $    28,276
=========        ==========     ==========   ==========   ==========     ===========

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                                         SUB-ACCOUNT
                                                              ----------------------------------------------------------------------
                                                                    SMALL COMPANY BLEND                    SMALL COMPANY VALUE
                                                                           TRUST                                 TRUST
                                                              ------------------------------          ------------------------------
                                                              YEAR ENDED         YEAR ENDED           YEAR ENDED          YEAR ENDED
                                                              DEC. 31/03         DEC. 31/02           DEC. 31/03          DEC. 31/02
                                                             ----------         -----------          ----------          ----------
Income:
    Net investment income during the year                     $       -          $       21           $     950           $     749
    Net realized gain (loss) during the year                       (683)               (573)              1,269               3,397
    Unrealized appreciation (depreciation) during
        the year                                                 11,835              (4,616)             52,551             (14,902)
                                                              ---------          ----------           ---------           ---------
Net increase (decrease) in assets from
    operations                                                   11,152              (5,168)             54,770             (10,756)
                                                              ---------          ----------           ---------           ---------
Changes from principal transactions:
    Transfer of net premiums                                     16,164              12,700              45,623              49,279
    Transfer on terminations                                     (5,368)             (3,861)            (18,250)            (15,529)
    Transfer on policy loans                                       (169)                  -                 242                 223
    Net interfund transfers                                       8,327               5,734               7,522              37,219
                                                              ---------          ----------           ---------           ---------
Net increase (decrease) in assets from
    principal transactions                                       18,954              14,573              35,137              71,192
                                                              ---------          ----------           ---------           ---------
Total increase (decrease) in assets                              30,106               9,405              89,907              60,436

Assets beginning of year                                         21,431              12,026             160,148              99,712
                                                              ---------          ----------           ---------           ---------
Assets end of year                                            $  51,537          $   21,431           $ 250,055           $ 160,148
                                                              =========          ==========           =========           =========

**    Reflects the period from commencement of operations May 5, 2003 through
     December 31, 2003.

++   Fund available in prior year but no activity.

See accompanying notes.

                                         SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
SPECIAL VALUE                                                             STRATEGIC OPPORTUNITIES
   TRUST            STRATEGIC BOND TRUST      STRATEGIC GROWTH TRUST              TRUST
---------------------------------------------------------------------------------------------------
PERIOD ENDED     YEAR ENDED     YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
DEC. 31/03**     DEC. 31/03     DEC. 31/02   DEC. 31/03   DEC. 31/02++   DEC. 31/03     DEC. 31/02
---------------------------------------------------------------------------------------------------
$          -     $    7,630     $   21,819   $        -   $        -     $         -    $        -
          14          2,113          1,254          122          (19)        (15,301)      (65,069)

         293         14,500         (3,755)       2,114           89          49,463        (9,728)
------------     ----------     ----------   ----------   ----------     -----------    ----------

         307         24,243         19,318        2,236           70          34,162       (74,797)
------------     ----------     ----------   ----------   ----------     -----------    ----------

         742         26,996         10,664        5,621          776          56,011        64,041
        (124)       (32,358)      (202,038)        (729)        (166)        (16,298)      (68,646)
           -              -              -            -            -          (1,953)            -
       1,126         96,503         10,386       12,530        2,389           2,174        10,753
------------     ----------     ----------   ----------   ----------     -----------    ----------

       1,744         91,141       (180,988)      17,422        2,999          39,934         6,148
------------     ----------     ----------   ----------   ----------     -----------    ----------
       2,051        115,384       (161,670)      19,658        3,069          74,096       (68,649)

           -        158,608        320,278        3,069            -         122,446       191,095
------------     ----------     ----------   ----------   ----------     -----------    ----------
$      2,051     $  273,992     $  158,608   $   22,727   $    3,069     $   196,542    $  122,446
============     ==========     ==========   ==========   ==========     ===========    ==========

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                                           SUB-ACCOUNT
                                                              ---------------------------------------------------------------------
                                                                     STRATEGIC VALUE                      TELECOMMUNICATIONS
                                                                         TRUST                                  TRUST
                                                              ------------------------------        -------------------------------
                                                              YEAR ENDED         YEAR ENDED         PERIOD ENDED         YEAR ENDED
                                                              DEC. 31/03         DEC. 31/02         MAY 2/03****         DEC. 31/02
                                                              ----------         -----------        ------------         ----------
Income:
    Net investment income during the year                     $       1          $        -          $       -            $       -
    Net realized gain (loss) during the year                       (484)               (319)              (294)                (541)
    Unrealized appreciation (depreciation) during
          the year                                                2,069                (519)               504                 (469)
                                                              ---------          ----------          ---------            ---------
Net increase (decrease) in assets from
    operations                                                    1,586                (838)               210               (1,010)
                                                              ---------          ----------          ---------            ---------
Changes from principal transactions:
    Transfer of net premiums                                      4,945               6,066                653                2,422
    Transfer on terminations                                     (1,460)             (1,436)                45                 (994)
    Transfer on policy loans                                          -                   -                  -                    -
    Net interfund transfers                                      (1,342)                  -             (2,851)                 216
                                                              ---------          ----------          ---------            ---------
Net increase (decrease) in assets from
    principal transactions                                        2,143               4,630             (2,153)               1,644
                                                              ---------          ----------          ---------            ---------
Total increase (decrease) in assets                               3,729               3,792             (1,943)                 634

Assets beginning of year                                          4,758                 966              1,943                1,309
                                                              ---------          ----------          ---------            ---------
Assets end of year                                            $   8,487          $    4,758          $       -            $   1,943
                                                              =========          ==========          =========            =========

**** Terminated as an investment option and funds transferred to Science &
     Technology Trust on May 2, 2003.

See accompanying notes.

                                                   SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------
                                   TOTAL STOCK MARKET          U.S. GOVERNMENT              U.S. LARGE CAP
     TOTAL RETURN TRUST               INDEX TRUST              SECURITIES TRUST                  TRUST
-----------------------------------------------------------------------------------------------------------------
YEAR ENDED       YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
DEC. 31/03       DEC. 31/02     DEC. 31/03   DEC. 31/02   DEC. 31/03     DEC. 31/02     DEC. 31/03    DEC. 31/02
-----------------------------------------------------------------------------------------------------------------
$  15,950        $    7,057     $        -   $      538   $   11,560     $     6,236    $      253    $       97
      297               501           (350)        (782)         284             325        (2,506)       (2,110)

   (3,473)            8,339         21,643      (11,086)      (5,174)          7,872        28,968        (9,726)
---------        ----------     ----------   ----------   ----------     -----------    ----------    ----------

   12,774            15,897         21,293      (11,330)       6,670          14,433        26,715       (11,739)
---------        ----------     ----------   ----------   ----------     -----------    ----------    ----------

   53,008           121,195         28,973       46,693      139,998         180,813        47,802        30,245
  (38,311)          (18,673)        (5,644)      (6,131)     (42,618)        (24,914)      (10,802)       (9,466)
        -                 -              -            -            -               -          (736)            -
   50,096            50,397          6,392        6,869        9,964          11,612        11,137         4,415
---------        ----------     ----------   ----------   ----------     -----------    ----------    ----------

   64,793           152,919         29,721       47,431      107,344         167,511        47,401        25,194
---------        ----------     ----------   ----------   ----------     -----------    ----------    ----------
   77,567           168,816         51,014       36,101      114,014         181,944        74,116        13,455

  245,736            76,920         54,673       18,572      336,205         154,261        49,694        36,239
---------        ----------     ----------   ----------   ----------     -----------    ----------    ----------
$ 323,303        $  245,736     $  105,687   $   54,673   $  450,219     $   336,205    $  123,810    $   49,694
=========        ==========     ==========   ==========   ==========     ===========    ==========    ==========

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                               SUB-ACCOUNT
                                                           -----------------------------------------------------
                                                           UTILITIES TRUST               VALUE TRUST
                                                           -----------------------------------------------------
                                                              YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                             DEC. 31/03++        DEC. 31/03           DEC. 31/02
                                                             ------------        -----------          ----------
Income:
    Net investment income during the year                     $       -          $     1,328          $   1,358
    Net realized gain (loss) during the year                          3               (1,820)            (3,462)
    Unrealized appreciation (depreciation) during
        the year                                                    640               44,394            (17,689)
                                                              ---------          -----------          ---------
Net increase (decrease) in assets from
    operations                                                      643               43,902            (19,793)
                                                              ---------          -----------          ---------
Changes from principal transactions:
    Transfer of net premiums                                          -               43,823             59,095
    Transfer on terminations                                        583              (10,218)           (13,865)
    Transfer on policy loans                                          -                  134                234
    Net interfund transfers                                       4,560               18,732             (3,843)
                                                              ---------          -----------          ---------
Net increase (decrease) in assets from
    principal transactions                                        5,143               52,471             41,621
                                                              ---------          -----------          ---------
Total increase (decrease) in assets                               5,786               96,373             21,828

Assets beginning of year                                              -               96,909             75,081
                                                              ---------          -----------          ---------
Assets end of year                                            $   5,786          $   193,282          $  96,909
                                                              =========          ===========          =========

++   Fund available in prior year but no activity.

See accompanying notes.

        SUB-ACCOUNT
---------------------------
      500 INDEX TRUST                      TOTAL
-------------------------------------------------------------
 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
 DEC. 31/03      DEC. 31/02      DEC. 31/03      DEC. 31/02
-------------------------------------------------------------
$      1,510     $        2     $    111,883    $    110,325
      (5,075)        (6,941)        (254,748)     (1,052,765)

      61,751        (21,298)       1,496,937         124,596
------------     ----------     ------------    ------------

      58,186        (28,237)       1,354,072        (817,844)
------------     ----------     ------------    ------------

     129,166         91,164        3,002,997       4,049,871
     (32,844)       (24,600)        (917,788)     (1,743,184)
           -              -          (10,800)            975
      50,039         26,647          (52,498)        143,294
------------     ----------     ------------    ------------

     146,361         93,211        2,021,911       2,450,956
------------     ----------     ------------    ------------
     204,547         64,974        3,375,983       1,633,112

     133,278         68,304        6,758,603       5,125,491
------------     ----------     ------------    ------------
$    337,825     $  133,278     $ 10,134,586    $  6,758,603
============     ==========     ============    ============

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                          Notes to Financial Statements

                                December 31, 2003

1. ORGANIZATION

The Manufacturers Life Insurance Company of New York Separate Account B (the "Account") is a separate account administered and sponsored by The Manufacturers Life Insurance Company of New York (the "Company"). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the "Act") and has sixty-three active investment sub-accounts. Each investment sub-account invests solely in shares of a particular Manufacturers Investment Trust (the "Trust") portfolio. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the "Contracts") issued by the Company.

The Company is a wholly owned subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA") which in turn is an indirect, wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded stock life insurance company. Prior to 2002, the Company was a wholly owned subsidiary of The Manufacturers Life Insurance Company of North America ("MNA"). Effective January 1, 2002 MNA was merged with and into ManUSA.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the variable contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

1. ORGANIZATION (CONTINUED)

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

       PREVIOUS NAME                 NEW NAME          EFFECTIVE DATE
---------------------------  -----------------------  ----------------
Capital Opportunities Trust   Strategic Value Trust      May 1, 2003
 Tactical Allocation Trust   Global Allocation Trust     May 1, 2003
 U.S. Large Cap Value Trust    U.S. Large Cap Trust      May 1, 2003
        Growth Trust            All Cap Core Trust    November 25, 2002

Effective May 2, 2003 the following sub-accounts of the Account were terminated as investment options and funds transferred to existing sub-account funds as follows:

         TERMINATED             FUNDS TRANSFERRED TO
---------------------------  --------------------------
Internet Technologies Trust  Science & Technology Trust
    Mid Cap Growth Trust        Dynamic Growth Trust
Mid Cap Opportunities Trust     Dynamic Growth Trust
  Telecommunications Trust   Science & Technology Trust

The following sub-accounts of the Account were added as investment options for variable universal life insurance contract holders of the Company:

                                           COMMENCEMENT OF OPERATIONS
                                               OF THE SUB-ACCOUNTS
                                           --------------------------
American Blue Chip Income & Growth Trust<         July 9, 2003
American Growth Trust                             July 9, 2003
American Growth-Income Trust                      July 9, 2003
American International Trust                      July 9, 2003
Emerging Growth Trust                              May 5, 2003
Large Cap Value Trust                              May 5, 2003
Mid Cap Core Trust                                 May 5, 2003
Natural Resources Trust<                           May 5, 2003
Quantitative All Cap Trust<                        May 5, 2003
Real Return Bond Trust<                            May 5, 2003
Small Cap Opportunities Trust<                     May 5, 2003
Special Value Trust                                May 5, 2003

 < Fund available in current year but no activity.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

2. SIGNIFICANT ACCOUNTING POLICIES

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company's general account has not been registered as an investment company under the Act.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "Code"). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

3. CONTRACT CHARGES

The Company deducts certain charges from gross premium before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administration charge, a charge for cost of insurance, a charge for mortality and expense risk, and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

4. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2003 were as follows:

                                  PURCHASES    SALES
                                 ----------  --------
SUB-ACCOUNTS:
   Aggressive Growth Trust        $ 12,276   $ 12,597
   All Cap Core Trust               39,682     18,210
   All Cap Growth Trust             24,954     10,577
   All Cap Value Trust               4,193     26,725
   American Growth Trust             4,926        208
   American Growth-Income Trust      6,492        274
   American International Trust      2,383        180
   Balanced Trust                   22,635      5,269
   Blue Chip Growth Trust          163,870     42,474
   Capital Appreciation Trust        2,894        504
   Diversified Bond Trust          124,864     64,224
   Dynamic Growth Trust            171,080     12,316
   Emerging Growth Trust               514          2
   Emerging Small Company Trust     12,369      7,997
   Equity-Income Trust             227,223    223,137
   Equity Index Trust                  726      1,892
   Financial Services Trust         43,304      2,300
   Fundamental Value Trust          69,076     19,763
   Global Allocation Trust          17,832      1,010
   Global Bond Trust                43,603     16,223
   Global Equity Trust             106,235     99,409
   Growth & Income Trust            95,036     52,348
   Health Sciences Trust            27,739      5,747
   High Yield Trust                220,516    176,995

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

4. PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

                                        PURCHASES      SALES
                                        ----------   ----------
SUB-ACCOUNTS:
   Income & Value Trust                 $   22,774   $    7,898
   International Index Trust                 8,557        1,765
   International Small Cap Trust             8,966        6,615
   International Stock Trust                11,820        8,795
   International Value Trust                32,890        7,119
   Internet Technologies Trust               3,006       15,967
   Investment Quality Bond Trust           292,354      171,199
   Large Cap Growth Trust                  187,439      215,678
   Large Cap Value Trust                    45,079          355
   Lifestyle Aggressive 1000 Trust           2,811        1,447
   Lifestyle Balanced 640 Trust            267,901        7,067
   Lifestyle Conservative 280 Trust        166,075        8,754
   Lifestyle Growth 820 Trust               41,609        7,591
   Lifestyle Moderate 460 Trust              2,578          187
   Mid Cap Core Trust                        6,775          596
   Mid Cap Growth Trust                        240      150,431
   Mid Cap Index Trust                      31,382        7,650
   Mid Cap Opportunities Trust                 109        1,331
   Mid Cap Stock Trust                      69,224       10,698
   Mid Cap Value Trust                      40,501       14,453
   Money Market Trust                    1,422,317    1,332,702
   Overseas Trust                           11,799       12,664
   Pacific Rim Emerging Markets Trust        7,175        3,381
   Quantitative Equity Trust                 9,317       15,374
   Quantitative Mid Cap Trust                4,965          868
   Real Estate Securities Trust             25,274        8,426
   Science & Technology Trust               74,966       18,242
   Small Cap Index Trust                    37,980        5,606
   Small Company Blend Trust                23,807        4,853
   Small Company Value Trust                55,598       19,512
   Special Value Trust                       1,883          140
   Strategic Bond Trust                    129,416       30,645
   Strategic Growth Trust                   18,043          622
   Strategic Opportunities Trust            54,904       14,970
   Strategic Value Trust                     4,883        2,738
   Telecommunications Trust                  1,368        3,522
   Total Return Trust                      115,183       34,440
   Total Stock Market Index Trust           33,999        4,278
   U.S. Government Securities Trust        177,997       59,094
   U.S. Large Cap Trust                     63,585       15,931
   Utilities Trust                           5,351          209
   Value Trust                              66,392       12,594
   500 Index Trust                         186,471       38,600
                                        ----------   ----------
                                        $5,219,185   $3,085,388
                                        ==========   ==========

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS

                                        SUB-ACCOUNT
                            -------------------------------------
                                    AGGRESSIVE GROWTH TRUST
                            -------------------------------------
                            YEAR ENDED    YEAR ENDED   YEAR ENDED
                            DEC. 31/03    DEC. 31/02   DEC. 31/01
                            ----------    ----------   ----------
Units, beginning of year        10,993       20,820        22,559
Units issued                     1,494        1,806         1,606
Units redeemed                  (1,582)     (11,633)       (3,345)
                             ---------     --------     ---------
Units, end of year              10,905       10,993        20,820
                             =========     ========     =========
Unit value, end of year      $   10.02     $   7.49     $    9.98

Net assets, end of year      $ 109,282     $ 82,297     $ 207,717

Investment income ratio(1)        0.00%        0.00%         0.00%
Total return(2)                  33.87%      -24.96%       -25.98%

                                         SUB-ACCOUNT
                            -------------------------------------
                                      ALL CAP CORE TRUST
                            -------------------------------------
                            YEAR ENDED    YEAR ENDED   YEAR ENDED
                            DEC. 31/03    DEC. 31/02   DEC. 31/01
                            ----------    ----------   ----------
Units, beginning of year        18,944       41,935        35,265
Units issued                     6,116        5,791        11,127
Units redeemed                  (2,950)     (28,782)       (4,457)
                             ---------     --------     ---------
Units, end of year              22,110       18,944        41,935
                             =========     ========     =========
Unit value, end of year     $     7.54     $   5.73     $    7.66

Net assets, end of year     $  166,666     $108,556     $ 321,442

Investment income ratio(1)        0.00%        0.00%         0.00%
Total return(2)                  31.55%      -25.23%       -21.37%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                         SUB-ACCOUNT
                            -------------------------------------
                                     ALL CAP GROWTH TRUST
                            -------------------------------------
                            YEAR ENDED    YEAR ENDED   YEAR ENDED
                            DEC. 31/03    DEC. 31/02   DEC. 31/01
                            ----------    ----------   ----------
Units, beginning of year        9,404       10,175        9,724
Units issued                    2,997        4,968        3,017
Units redeemed                 (1,307)      (5,739)      (2,566)
                             --------      -------      -------
Units, end of year             11,094        9,404       10,175
                             ========      =======      =======

Unit value, end of year      $   9.58      $  7.41      $  9.80

Net assets, end of year      $106,273      $69,701      $99,760

Investment income ratio(1)       0.00%        0.00%        0.00%
Total return(2)                 29.24%      -24.41%      -23.77%

                                        SUB-ACCOUNT
                            -------------------------------------
                                     ALL CAP VALUE TRUST
                            -------------------------------------
                            YEAR ENDED    YEAR ENDED   YEAR ENDED
                            DEC. 31/03    DEC. 31/02   DEC.31/01*
                            ----------    ----------   ----------
Units, beginning of year       24,771        11,356            -
Units issued                      418        18,634       11,465
Units redeemed                 (2,381)       (5,219)        (109)
                             --------      --------     --------
Units, end of year             22,808        24,771       11,356
                             ========      ========     ========

Unit value, end of year      $  12.59      $   9.10     $  12.61

Net assets, end of year      $287,241      $225,471     $143,220

Investment income ratio(1)       0.08%         0.00%        0.09%
Total return(2)                 38.36%       -27.83%        0.90%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                  SUB-ACCOUNT
                                ---------------
                                AMERICAN GROWTH
                                    TRUST
                                ---------------
                                 PERIOD ENDED
                                  DEC. 31/03+
                                ---------------
Units, beginning of year                 -
Units issued                           372
Units redeemed                         (16)
                                   -------
Units, end of year                     356
                                   =======

Unit value, end of year            $ 13.89

Net assets, end of year            $ 4,942

Investment income ratio(1)            0.00%
Total return(2)                      11.09%

                                  SUB-ACCOUNT
                                ----------------
                                AMERICAN GROWTH-
                                  INCOME TRUST
                                ----------------
                                  PERIOD ENDED
                                  DEC. 31/03+
                                ----------------
Units, beginning of year                 -
Units issued                           490
Units redeemed                         (21)
                                    ------
Units, end of year                     469
                                    ======

Unit value, end of year             $14.15

Net assets, end of year             $6,640

Investment income ratio(1)            0.00%
Total return(2)                      13.18%

+ Reflects the period from commencement of operations July 9, 2003 through December 31, 2003.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                   SUB-ACCOUNT
                               -------------------
                                    AMERICAN
                               INTERNATIONAL TRUST
                               -------------------
                                   PERIOD ENDED
                                    DEC. 31/03+
                               -------------------
Units, beginning of year                   -
Units issued                             181
Units redeemed                           (12)
                                     -------
Units, end of year                       169
                                     =======

Unit value, end of year              $ 15.19

Net assets, end of year              $ 2,559

Investment income ratio(1)              0.00%
Total return(2)                        21.48%

                                           SUB-ACCOUNT
                             ----------------------------------------
                                          BALANCED TRUST
                             ----------------------------------------
                             YEAR ENDED     YEAR ENDED     YEAR ENDED
                             DEC. 31/03     DEC. 31/02     DEC. 31/01
                             ----------     ----------     ----------
Units, beginning of year          1,932            613            223
Units issued                      3,141          1,523            442
Units redeemed                     (763)          (204)           (52)
                             ----------     ----------     ----------
Units, end of year                4,310          1,932            613
                             ==========     ==========     ==========

Unit value, end of year      $     7.77     $     6.79     $     7.93

Net assets, end of year      $   33,469     $   13,129     $    4,863

Investment income ratio(1)         1.84%          1.71%          1.21%
Total return(2)                   14.31%        -14.36%        -10.20%

+ Reflects the period from commencement of operations July 9, 2003 through December 31, 2003.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                          SUB-ACCOUNT
                             ---------------------------------------
                                     BLUE CHIP GROWTH TRUST
                             ---------------------------------------
                             YEAR ENDED     YEAR ENDED    YEAR ENDED
                             DEC. 31/03     DEC. 31/02    DEC. 31/01
                             ----------     ----------    ----------
Units, beginning of year         30,144         16,940         2,397
Units issued                     19,258         21,518        15,928
Units redeemed                   (5,006)        (8,314)       (1,385)
                             ----------     ----------    ----------
Units, end of year               44,396         30,144        16,940
                             ==========     ==========    ==========

Unit value, end of year      $     9.49     $     7.35    $     9.70

Net assets, end of year      $  421,441     $  221,532    $  164,347

Investment income ratio(1)         0.04%          0.00%         0.00%
Total return(2)                   29.16%        -24.26%       -14.60%

                                             SUB-ACCOUNT
                             -----------------------------------------
                                     CAPITAL APPRECIATION TRUST
                             -----------------------------------------
                             YEAR ENDED     YEAR ENDED    PERIOD ENDED
                             DEC. 31/03     DEC. 31/02     DEC. 31/01*
                             ----------     ----------    ------------
Units, beginning of year            325              -               -
Units issued                        333            352             478
Units redeemed                      (56)           (27)           (478)
                             ----------     ----------    ------------
Units, end of year                  602            325               -
                             ==========     ==========    ============

Unit value, end of year      $     9.97     $     7.70    $          -

Net assets, end of year      $    6,007     $    2,502    $          -

Investment income ratio(1)         0.00%          0.00%           0.00%
Total return(2)                   29.47%        -30.61%           0.00%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                           SUB-ACCOUNT
                             ----------------------------------------
                                      DIVERSIFIED BOND TRUST
                             ----------------------------------------
                             YEAR ENDED     YEAR ENDED     YEAR ENDED
                             DEC. 31/03     DEC. 31/02     DEC. 31/01
                             ----------     ----------     ----------
Units, beginning of year         18,470         26,609         31,136
Units issued                      8,718         10,860            306
Units redeemed                   (4,993)       (18,999)        (4,833)
                             ----------     ----------     ----------
Units, end of year               22,195         18,470         26,609
                             ==========     ==========     ==========

Unit value, end of year      $    13.29     $    12.71     $    11.81

Net assets, end of year      $  295,027     $  234,712     $  314,222

Investment income ratio(1)         4.33%          4.60%          5.66%
Total return(2)                    4.60%          7.61%          7.09%

                                           SUB-ACCOUNT
                             ----------------------------------------
                                       DYNAMIC GROWTH TRUST
                             ----------------------------------------
                             YEAR ENDED     YEAR ENDED     YEAR ENDED
                             DEC. 31/03     DEC. 31/02     DEC. 31/01
                             ----------     ----------     ----------
Units, beginning of year         11,187          7,054          3,333
Units issued                     48,352          5,737          5,773
Units redeemed                   (3,156)        (1,604)        (2,052)
                             ----------     ----------     ----------
Units, end of year               56,383         11,187          7,054
                             ==========     ==========     ==========

Unit value, end of year      $     4.41     $     3.42     $     4.77

Net assets, end of year      $  248,532     $   38,219     $   33,636

Investment income ratio(1)         0.00%          0.00%          0.18%
Total return(2)                   29.04%        -28.36%        -40.24%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                             SUB-ACCOUNT
                             ------------
                               EMERGING
                             GROWTH TRUST
                             ------------
                             PERIOD ENDED
                             DEC. 31/03**
                             ------------
Units, beginning of year            -
Units issued                       31
Units redeemed                      -
                               ------
Units, end of year                 31
                               ======

Unit value, end of year        $16.35

Net assets, end of year        $  507

Investment income ratio(1)       0.00%
Total return(2)                 30.84%

                                            SUB-ACCOUNT
                             ----------------------------------------
                                      EMERGING SMALL COMPANY
                                              TRUST
                             ----------------------------------------
                             YEAR ENDED     YEAR ENDED     YEAR ENDED
                             DEC. 31/03     DEC. 31/02     DEC. 31/01
                             ----------     ----------     ----------
Units, beginning of year          4,723          8,455          8,705
Units issued                      1,128            958          1,178
Units redeemed                     (775)        (4,690)        (1,428)
                             ----------     ----------     ----------
Units, end of year                5,076          4,723          8,455
                             ==========     ==========     ==========

Unit value, end of year      $    12.82     $     9.17     $    12.96

Net assets, end of year      $   65,061     $   43,321     $  109,547

Investment income ratio(1)         0.00%          0.00%          0.00%
Total return(2)                   39.73%        -29.20%        -22.24%

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                   Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                    SUB-ACCOUNT
                                  ------------------------------------------------
                                                EQUITY-INCOME TRUST
                                  ------------------------------------------------
                                  YEAR ENDED         YEAR ENDED         YEAR ENDED
                                  DEC. 31/03         DEC. 31/02         DEC. 31/01
                                  ----------         ----------         ----------
Units, beginning of year             23,882              7,078                644
Units issued                         22,005             26,518              7,645
Units redeemed                      (22,523)            (9,714)            (1,211)
                                  ---------          ---------          ---------
Units, end of year                   23,364             23,882              7,078
                                  =========          =========          =========

Unit value, end of year           $   12.54          $    9.99          $   11.52

Net assets, end of year           $ 293,022          $ 238,524          $  81,523

Investment income ratio(1)             1.39%              1.40%              0.44%
Total return(2)                       25.58%            -13.28%              1.29%

                                                 SUB-ACCOUNT
                                 --------------------------------------------
                                             EQUITY INDEX TRUST
                                 --------------------------------------------
                                 YEAR ENDED       YEAR ENDED       YEAR ENDED
                                 DEC. 31/03       DEC. 31/02       DEC. 31/01
                                 ----------       ----------       ----------
Units, beginning of year            1,221              926              653
Units issued                           74              556              493
Units redeemed                       (245)            (261)            (220)
                                  -------          -------          -------
Units, end of year                  1,050            1,221              926
                                  =======          =======          =======

Unit value, end of year           $  9.21          $  7.18          $  9.24

Net assets, end of year           $ 9,676          $ 8,770          $ 8,561

Investment income ratio(1)           1.43%            0.82%            0.71%
Total return(2)                     28.27%          -22.30%          -12.26%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                   Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                   SUB-ACCOUNT
                                 ------------------------------------------------
                                             FINANCIAL SERVICES TRUST
                                 ------------------------------------------------
                                 YEAR ENDED        YEAR ENDED        PERIOD ENDED
                                 DEC. 31/03        DEC. 31/02        DEC. 31/01*
                                 ----------        ----------        -----------
Units, beginning of year               632               264                 -
Units issued                         3,851               455               283
Units redeemed                        (206)              (87)              (19)
                                  --------          --------          --------
Units, end of year                   4,277               632               264
                                  ========          ========          ========

Unit value, end of year           $  12.76          $   9.55          $  11.63

Net assets, end of year           $ 54,574          $  6,038          $  3,069

Investment income ratio(1)            0.05%             0.00%             0.11%
Total return(2)                      33.58%           -17.88%            -6.93%

                                                     SUB-ACCOUNT
                                  -------------------------------------------------
                                               FUNDAMENTAL VALUE TRUST
                                  -------------------------------------------------
                                  YEAR ENDED         YEAR ENDED        PERIOD ENDED
                                  DEC. 31/03         DEC. 31/02         DEC. 31/01*
                                  ----------         ----------         -----------
Units, beginning of year              4,281                383                  -
Units issued                          6,091              4,334                387
Units redeemed                       (1,731)              (436)                (4)
                                  ---------          ---------          ---------
Units, end of year                    8,641              4,281                383
                                  =========          =========          =========

Unit value, end of year           $   12.76          $    9.83          $   11.73

Net assets, end of year           $ 110,274          $  42,078          $   4,491

Investment income ratio(1)             0.19%              0.04%              0.00%
Total return(2)                       29.83%            -16.20%             -6.16%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                   Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                          SUB-ACCOUNT
                                 -----------------------------
                                    GLOBAL ALLOCATION TRUST
                                 -----------------------------
                                 YEAR ENDED        YEAR ENDED
                                 DEC. 31/03       DEC. 31/02++
                                 ----------       ------------
Units, beginning of year               848                 -
Units issued                         1,997               918
Units redeemed                        (113)              (70)
                                  --------          --------
Units, end of year                   2,732               848
                                  ========          ========

Unit value, end of year           $  10.18          $   8.05

Net assets, end of year           $ 27,793          $  6,825

Investment income ratio(1)            0.22%             0.00%
Total return(2)                      26.43%           -23.21%

                                                 SUB-ACCOUNT
                                 ----------------------------------------------
                                              GLOBAL BOND TRUST
                                 ----------------------------------------------
                                 YEAR ENDED        YEAR ENDED        YEAR ENDED
                                 DEC. 31/03        DEC. 31/02        DEC. 31/01
                                 ----------        ----------        ----------
Units, beginning of year               308                24                 -
Units issued                         3,520               318                30
Units redeemed                      (1,277)              (34)               (6)
                                  --------          --------          --------
Units, end of year                   2,551               308                24
                                  ========          ========          ========

Unit value, end of year           $  13.21          $  11.44          $   9.53

Net assets, end of year           $ 33,688          $  3,526          $    229

Investment income ratio(1)            1.86%             0.00%             0.00%
Total return(2)                      15.40%            20.12%             0.53%

++ Fund available in prior year but no activity.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                   Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                     SUB-ACCOUNT
                                  ------------------------------------------------
                                                GLOBAL EQUITY TRUST
                                  ------------------------------------------------
                                  YEAR ENDED         YEAR ENDED         YEAR ENDED
                                  DEC. 31/03         DEC. 31/02         DEC. 31/01
                                  ----------         ----------         ----------
Units, beginning of year              6,705             12,768             12,777
Units issued                         13,942              2,163              3,219
Units redeemed                      (12,779)            (8,226)            (3,228)
                                  ---------          ---------          ---------
Units, end of year                    7,868              6,705             12,768
                                  =========          =========          =========

Unit value, end of year           $    9.75          $    7.65          $    9.46

Net assets, end of year           $  76,744          $  51,310          $ 120,802

Investment income ratio(1)             0.48%              1.44%              2.62%
Total return(2)                       27.46%            -19.11%            -16.09%

                                                  SUB-ACCOUNT
                                  ------------------------------------------------
                                              GROWTH & INCOME TRUST
                                  ------------------------------------------------
                                  YEAR ENDED         YEAR ENDED         YEAR ENDED
                                  DEC. 31/03         DEC. 31/02         DEC. 31/01
                                  ----------         ----------         ----------
Units, beginning of year             62,157             48,091             44,117
Units issued                         11,273             46,527             11,249
Units redeemed                       (6,686)           (32,461)            (7,275)
                                  ---------          ---------          ---------
Units, end of year                   66,744             62,157             48,091
                                  =========          =========          =========

Unit value, end of year           $    9.00          $    7.11          $    9.40

Net assets, end of year           $ 600,702          $ 441,927          $ 451,836

Investment income ratio(1)             0.93%              0.57%              0.41%
Total return(2)                       26.59%            -24.33%            -11.28%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                   Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                   SUB-ACCOUNT
                                 ------------------------------------------------
                                              HEALTH SCIENCES TRUST
                                 ------------------------------------------------
                                 YEAR ENDED        YEAR ENDED        PERIOD ENDED
                                 DEC. 31/03        DEC. 31/02        DEC. 31/01*
                                 ----------        ----------        -----------
Units, beginning of year             4,548             3,544                 -
Units issued                         2,304             5,105             3,551
Units redeemed                        (532)           (4,101)               (7)
                                  --------          --------          --------
Units, end of year                   6,320             4,548             3,544
                                  ========          ========          ========

Unit value, end of year           $  13.42          $   9.85          $  13.54

Net assets, end of year           $ 84,810          $ 44,812          $ 47,988

Investment income ratio(1)            0.00%             0.00%             0.00%
Total return(2)                      36.22%           -27.24%             8.32%

                                                    SUB-ACCOUNT
                                  ------------------------------------------------
                                                 HIGH YIELD TRUST
                                  ------------------------------------------------
                                  YEAR ENDED         YEAR ENDED         YEAR ENDED
                                  DEC. 31/03         DEC. 31/02         DEC. 31/01
                                  ----------         ----------         ----------
Units, beginning of year             17,585              5,731                292
Units issued                         22,865             12,717              5,555
Units redeemed                      (19,362)              (863)              (116)
                                  ---------          ---------          ---------
Units, end of year                   21,088             17,585              5,731
                                  =========          =========          =========

Unit value, end of year           $   10.69          $    8.59          $    9.23


Net assets, end of year           $ 225,553          $ 151,141          $  52,896

Investment income ratio(1)             5.29%              6.26%              4.88%
Total return(2)                       24.41%             -6.87%             -5.48%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                   Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                 SUB-ACCOUNT
                                 ----------------------------------------------
                                                INCOME & VALUE
                                                     TRUST
                                 ----------------------------------------------
                                 YEAR ENDED        YEAR ENDED        YEAR ENDED
                                 DEC. 31/03        DEC. 31/02        DEC. 31/01
                                 ----------        ----------        ----------
Units, beginning of year             6,278               521                 -
Units issued                         2,022             6,261               556
Units redeemed                        (729)             (504)              (35)
                                  --------          --------          --------
Units, end of year                   7,571             6,278               521
                                  ========          ========          ========

Unit value, end of year           $  12.00          $   9.49          $  11.29

Net assets, end of year           $ 90,892          $ 59,584          $  5,883

Investment income ratio(1)            1.85%             2.16%             0.00%
Total return(2)                      26.48%           -15.93%             0.98%

                                          SUB-ACCOUNT
                                 ----------------------------
                                   INTERNATIONAL INDEX TRUST
                                 ----------------------------
                                 YEAR ENDED       YEAR ENDED
                                 DEC. 31/03      DEC. 31/02++
                                 ----------      ------------
Units, beginning of year              174                -
Units issued                        1,105              204
Units redeemed                       (246)             (30)
                                  -------          -------
Units, end of year                  1,033              174
                                  =======          =======

Unit value, end of year           $  9.58          $  7.24

Net assets, end of year           $ 9,895          $ 1,257

Investment income ratio(1)           2.52%            2.06%
Total return(2)                     32.18%          -17.15%

++ Fund available in prior year but no activity.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                   Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                  SUB-ACCOUNT
                                 ----------------------------------------------
                                                 INTERNATIONAL
                                                SMALL CAP TRUST
                                 ----------------------------------------------
                                 YEAR ENDED        YEAR ENDED        YEAR ENDED
                                 DEC. 31/03        DEC. 31/02        DEC. 31/01
                                 ----------        ----------        ----------
Units, beginning of year             5,297             9,696             9,624
Units issued                         1,057               733             1,694
Units redeemed                        (815)           (5,132)           (1,622)
                                  --------          --------          --------
Units, end of year                   5,539             5,297             9,696
                                  ========          ========          ========

Unit value, end of year           $  11.37          $   7.34          $   8.81

Net assets, end of year           $ 62,981          $ 38,874          $ 85,451

Investment income ratio(1)            0.00%             0.00%             0.00%
Total return(2)                      54.95%           -16.73%           -31.10%

                                                    SUB-ACCOUNT
                                  ------------------------------------------------
                                               INTERNATIONAL STOCK
                                                       TRUST
                                  ------------------------------------------------
                                  YEAR ENDED         YEAR ENDED         YEAR ENDED
                                  DEC. 31/03         DEC. 31/02         DEC. 31/01
                                  ----------         ----------         ----------
Units, beginning of year              8,214             13,999             14,599
Units issued                          1,662              1,944              1,882
Units redeemed                       (1,373)            (7,729)            (2,482)
                                  ---------          ---------          ---------
Units, end of year                    8,503              8,214             13,999
                                  =========          =========          =========

Unit value, end of year           $    8.39          $    6.44          $    8.22

Net assets, end of year           $  71,313          $  52,879          $ 115,070

Investment income ratio(1)             0.48%              0.51%              0.20%
Total return(2)                       30.27%            -21.69%            -21.54%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                   Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                   SUB-ACCOUNT
                                 ----------------------------------------------
                                           INTERNATIONAL VALUE TRUST
                                 ----------------------------------------------
                                 YEAR ENDED        YEAR ENDED        YEAR ENDED
                                 DEC. 31/03        DEC. 31/02        DEC. 31/01
                                 ----------        ----------        ----------
Units, beginning of year             1,222               745               158
Units issued                         2,769             1,089               706
Units redeemed                        (606)             (612)             (119)
                                  --------          --------          --------
Units, end of year                   3,385             1,222               745
                                  ========          ========          ========

Unit value, end of year           $  13.01          $   8.98          $  10.93

Net assets, end of year           $ 44,038          $ 10,979          $  8,148

Investment income ratio(1)            0.69%             0.68%             0.76%
Total return(2)                      44.87%           -17.84%            -9.97%

                                                   SUB-ACCOUNT
                                -----------------------------------------------
                                                     INTERNET
                                              TECHNOLOGIES TRUST
                                -----------------------------------------------
                                PERIOD ENDED       YEAR ENDED        YEAR ENDED
                                MAY 2/03****        DEC. 31/02        DEC. 31/01
                                ------------        ----------        ----------
Units, beginning of year             4,414             1,877               384
Units issued                         1,178             3,686             1,726
Units redeemed                      (5,592)           (1,149)             (233)
                                   -------          --------          --------
Units, end of year                       -             4,414             1,877
                                   =======          ========          ========

Unit value, end of year            $     -          $   2.38          $   3.79

Net assets, end of year            $     -          $ 10,506          $  7,114

Investment income ratio(1)            0.00%             0.00%             0.00%
Total return(2)                      23.53%           -37.20%           -46.09%

**** Terminated as an investment option and funds transferred to Science & Technology Trust May 2, 2003.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                   Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                    SUB-ACCOUNT
                                  ------------------------------------------------
                                                 INVESTMENT QUALITY
                                                     BOND TRUST
                                  ------------------------------------------------
                                  YEAR ENDED         YEAR ENDED         YEAR ENDED
                                  DEC. 31/03         DEC. 31/02         DEC. 31/01
                                  ----------         ----------         ----------
Units, beginning of year             18,344              5,368                 29
Units issued                         21,208             14,458              5,471
Units redeemed                      (13,207)            (1,482)              (132)
                                  ---------          ---------          ---------
Units, end of year                   26,345             18,344              5,368
                                  =========          =========          =========

Unit value, end of year           $   13.69          $   12.76          $   11.61

Net assets, end of year           $ 360,700          $ 234,021          $  62,300

Investment income ratio(1)             4.53%              4.72%              0.42%
Total return(2)                        7.32%              9.94%              7.33%

                                                    SUB-ACCOUNT
                                  ------------------------------------------------
                                                  LARGE CAP GROWTH
                                                       TRUST
                                  ------------------------------------------------
                                  YEAR ENDED         YEAR ENDED         YEAR ENDED
                                  DEC. 31/03         DEC. 31/02         DEC. 31/01
                                  ----------         ----------         ----------
Units, beginning of year             24,655             29,100             28,570
Units issued                         27,739             23,497              5,346
Units redeemed                      (31,560)           (27,942)            (4,816)
                                  ---------          ---------          ---------
Units, end of year                   20,834             24,655             29,100
                                  =========          =========          =========

Unit value, end of year           $    8.28          $    6.61          $    8.57

Net assets, end of year           $ 172,590          $ 162,977          $ 249,260

Investment income ratio(1)             0.26%              0.43%              0.00%
Total return(2)                       25.33%            -22.83%            -17.81%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                        SUB-ACCOUNT
                                        -----------
                                         LARGE CAP
                                        VALUE TRUST
                                        -----------
                                        PERIOD ENDED
                                         DEC. 31/03**
                                        ------------
Units, beginning of year                         -
Units issued                                 2,893
Units redeemed                                 (25)
                                          --------
Units, end of year                           2,868
                                          ========
Unit value, end of year                   $  15.96

Net assets, end of year                   $ 45,759

Investment income ratio (1)                   0.00%
Total return (2)                             27.65%

                                  SUB-ACCOUNT
                            -------------------------------
                            LIFESTYLE AGGRESSIVE 1000 TRUST
                            -------------------------------
                               YEAR ENDED   YEAR ENDED
                               DEC. 31/03   DEC. 31/02++
                               ----------   ----------
Units, beginning of year           1,202            -
Units issued                         325        2,474
Units redeemed                      (178)      (1,272)
                                --------     --------
Units, end of year                 1,349        1,202
                                ========     ========
Unit value, end of year         $   9.89     $   7.33

Net assets, end of year         $ 13,337     $  8,814

Investment income ratio (1)         0.41%        0.37%
Total return (2)                   34.90%      -20.71%

++  Fund available in prior year but no activity.

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       SUB-ACCOUNT
                                                -----------------------------
                                                LIFESTYLE BALANCED 640 TRUST
                                                -----------------------------
                                                 YEAR ENDED       YEAR ENDED
                                                 DEC. 31/03       DEC. 31/02++
                                                ------------     ------------
Units, beginning of year                               1,252                -
Units issued                                          24,089            1,392
Units redeemed                                          (651)            (140)
                                                ------------     ------------
Units, end of year                                    24,690            1,252
                                                ============     ============
Unit value, end of year                         $      12.09     $       9.76

Net assets, end of year                         $    298,594     $     12,212

Investment income ratio (1)                             0.54%            0.55%
Total return (2)                                       23.97%           -9.95%

                                                SUB-ACCOUNT
                                          ----------------------
                                          LIFESTYLE CONSERVATIVE
                                                 280 TRUST
                                          ----------------------
                                                YEAR ENDED
                                                DEC. 31/03++
                                                -----------
Units, beginning of year                                  -
Units issued                                         13,441
Units redeemed                                         (695)
                                                -----------
Units, end of year                                   12,746
                                                ===========
Unit value, end of year                         $     13.07

Net assets, end of year                         $   166,561

Investment income ratio (1)                            0.69%
Total return (2)                                      11.55%

++ Fund available in prior year but no activity.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                            SUB-ACCOUNT
                                                ----------------------------------------
                                                          LIFESTYLE GROWTH
                                                             820 TRUST
                                                ----------------------------------------
                                                YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                DEC. 31/03     DEC. 31/02     DEC. 31/01
                                                ----------     ----------     ----------
Units, beginning of year                             5,150          5,603              -
Units issued                                         4,394          5,434          5,923
Units redeemed                                        (804)        (5,887)          (320)
                                                ----------------------------------------
Units, end of year                                   8,740          5,150          5,603
                                                ========================================
Unit value, end of year                         $    11.02     $     8.51     $    10.11

Net assets, end of year                         $   96,340     $   43,822     $   56,645

Investment income ratio (1)                           1.04%          2.28%          0.00%
Total return (2)                                     29.56%        -15.85%         -8.97%

                                                       SUB-ACCOUNT
                                                -----------------------------
                                                LIFESTYLE MODERATE 460 TRUST
                                                -----------------------------
                                                 YEAR ENDED       YEAR ENDED
                                                 DEC. 31/03       DEC. 31/02++
                                                ------------     ------------
Units, beginning of year                                 210                -
Units issued                                             221              223
Units redeemed                                           (16)             (13)
                                                ------------     ------------
Units, end of year                                       415              210
                                                ============     ============
Unit value, end of year                         $      12.42     $      10.54

Net assets, end of year                         $      5,151     $      2,218

Investment income ratio (1)                             2.51%            1.73%
Total return (2)                                       17.83%           -4.04%

++ Fund available in prior year but no activity.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                SUB-ACCOUNT
                                                -----------
                                                 MID CAP
                                                CORE TRUST
                                                -----------
                                               PERIOD ENDED
                                                DEC. 31/03**
                                               -----------
Units, beginning of year                                  -
Units issued                                            466
Units redeemed                                          (41)
                                                -----------
Units, end of year                                      425
                                                ===========
Unit value, end of year                         $     15.32

Net assets, end of year                         $     6,514

Investment income ratio (1)                            0.00%
Total return (2)                                      22.56%

                                                              SUB-ACCOUNT
                                               ------------------------------------------
                                                          MID CAP GROWTH TRUST
                                               ------------------------------------------
                                               PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                MAY 2/03#      DEC. 31/02    DEC. 31/01*
                                                ----------     ----------    ------------
Units, beginning of year                            18,979          8,294              -
Units issued                                            34         11,123          8,343
Units redeemed                                     (19,013)          (438)           (49)
                                                ----------     ----------     ----------
Units, end of year                                       -         18,979          8,294
                                                ==========     ==========     ==========
Unit value, end of year                         $        -     $     7.29     $    10.47

Net assets, end of year                         $        -     $  138,357     $   86,836

Investment income ratio (1)                           0.00%          0.00%          0.00%
Total return (2)                                      8.64%        -30.37%        -16.24%

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

# Terminated as an investment option and funds transferred to Dynamic Growth Trust May 2, 2003.

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                                ----------------------------------------
                                                          MID CAP INDEX TRUST
                                                ----------------------------------------
                                                YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                DEC. 31/03     DEC. 31/02     DEC. 31/01
                                                ----------     ----------     ----------
Units, beginning of year                             4,729          2,395            130
Units issued                                         2,485          3,555          2,356
Units redeemed                                        (634)        (1,221)           (91)
                                                ----------     ----------     ----------
Units, end of year                                   6,580          4,729          2,395
                                                ==========     ==========     ==========
Unit value, end of year                         $    15.02     $    11.17     $    13.16

Net assets, end of year                         $   98,861     $   52,805     $   31,519

Investment income ratio (1)                           0.00%          0.58%          2.08%
Total return (2)                                     34.56%        -15.16%         -1.73%

                                                              SUB-ACCOUNT
                                               ------------------------------------------
                                                                MID CAP
                                                           OPPORTUNITIES TRUST
                                               ------------------------------------------
                                               PERIOD ENDED    YEAR ENDED    PERIOD ENDED
                                                MAY 2/03#      DEC. 31/02    DEC. 31/01*
                                                ----------     ----------    ------------
Units, beginning of year                               155             14              -
Units issued                                            15            172             20
Units redeemed                                        (170)           (31)            (6)
                                                ----------     ----------     ----------
Units, end of year                                       -            155             14
                                                ==========     ==========     ==========
Unit value, end of year                         $        -     $     7.39     $    10.59

Net assets, end of year                         $        -     $    1,143     $      151

Investment income ratio (1)                           0.00%          0.00%          0.00%
Total return (2)                                      7.04%        -30.22%        -15.28%

# Terminated as an investment option and funds transferred to Dynamic Growth Trust May 2, 2003.

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                                ----------------------------------------
                                                          MID CAP STOCK TRUST
                                                ----------------------------------------
                                                YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                DEC. 31/03     DEC. 31/02     DEC. 31/01
                                                ----------     ----------     ----------
Units, beginning of year                             3,507          2,429          1,131
Units issued                                         6,796          1,590          1,499
Units redeemed                                      (1,086)          (512)          (201)
                                                ----------     ----------     ----------
Units, end of year                                   9,217          3,507          2,429
                                                ==========     ==========     ==========
Unit value, end of year                         $    11.87     $     8.34     $    10.77

Net assets, end of year                         $  109,402     $   29,246     $   26,164

Investment income ratio (1)                           0.00%          0.00%          0.00%
Total return (2)                                     42.33%        -22.56%        -10.99%

                                                             SUB-ACCOUNT
                                                ----------------------------------------
                                                          MID CAP VALUE TRUST
                                                ----------------------------------------
                                                YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                                DEC. 31/03     DEC. 31/02    DEC. 31/01*
                                                ----------     ----------    ------------
Units, beginning of year                             4,035            264              -
Units issued                                         3,223          4,069            295
Units redeemed                                      (1,077)          (298)           (31)
                                                ----------     ----------     ----------
Units, end of year                                   6,181          4,035            264
                                                ==========     ==========     ==========
Unit value, end of year                         $    14.75     $    11.77     $    13.09

Net assets, end of year                         $   91,171     $   47,482     $    3,450

Investment income ratio (1)                           0.33%          0.00%          0.49%
Total return (2)                                     25.36%        -10.11%          4.72%

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                             SUB-ACCOUNT
                                                ----------------------------------------
                                                           MONEY MARKET TRUST
                                                ----------------------------------------
                                                YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                DEC. 31/03     DEC. 31/02     DEC. 31/01
                                                ----------     ----------     ----------
Units, beginning of year                           178,513         64,557         20,792
Units issued                                       121,129        191,003         63,217
Units redeemed                                    (114,482)       (77,047)       (19,452)
                                                ----------     ----------     ----------
Units, end of year                                 185,160        178,513         64,557
                                                ==========     ==========     ==========
Unit value, end of year                         $    11.67     $    11.60     $    11.46

Net assets, end of year                         $2,160,560     $2,070,945     $  739,983

Investment income ratio (1)                           0.58%          1.18%          3.59%
Total return (2)                                      0.58%          1.18%          3.59%

                                                               SUB-ACCOUNT
                                                ----------------------------------------
                                                             OVERSEAS TRUST
                                                ----------------------------------------
                                                YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                DEC. 31/03     DEC. 31/02     DEC. 31/01
                                                ----------     ----------     ----------
Units, beginning of year                             3,635          2,812          1,256
Units issued                                         1,498          1,874          2,032
Units redeemed                                      (1,638)        (1,051)          (476)
                                                ----------     ----------     ----------
Units, end of year                                   3,495          3,635          2,812
                                                ==========     ==========     ==========
Unit value, end of year                         $     9.70     $     6.74     $     8.58

Net assets, end of year                         $   33,884     $   24,503     $   24,152

Investment income ratio (1)                           0.46%          0.45%          0.23%
Total return (2)                                     43.84%        -21.44%        -21.09%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                              SUB-ACCOUNT
                                                ----------------------------------------
                                                              PACIFIC RIM
                                                         EMERGING MARKETS TRUST
                                                ----------------------------------------
                                                YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                DEC. 31/03     DEC. 31/02     DEC. 31/01
                                                ----------     ----------     ----------
Units, beginning of year                             1,138             77             44
Units issued                                           800          1,100             47
Units redeemed                                        (363)           (39)           (14)
                                                ----------     ----------     ----------
Units, end of year                                   1,575          1,138             77
                                                ==========     ==========     ==========
Unit value, end of year                         $    11.98     $     8.51     $     9.73

Net assets, end of year                         $   18,867     $    9,682     $      753

Investment income ratio (1)                           0.11%          0.04%          0.29%
Total return (2)                                     40.70%        -12.53%        -18.57%

                                                               SUB-ACCOUNT
                                                ----------------------------------------
                                                        QUANTITATIVE EQUITY TRUST
                                                ----------------------------------------
                                                YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                DEC. 31/03     DEC. 31/02     DEC. 31/01
                                                ----------     ----------     ----------
Units, beginning of year                            14,038         26,366         26,944
Units issued                                         1,163          2,875          3,771
Units redeemed                                      (2,152)       (15,203)        (4,349)
                                                ----------     ----------     ----------
Units, end of year                                  13,049         14,038         26,366
                                                ==========     ==========     ==========
Unit value, end of year                         $     8.59     $     6.96     $     9.63

Net assets, end of year                         $  112,146     $   97,653     $  253,939

Investment income ratio (1)                           0.64%          0.35%          0.29%
Total return (2)                                     23.55%        -27.78%        -22.95%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         SUB-ACCOUNT
                                                ------------------------------
                                                 QUANTITATIVE MID CAP TRUST
                                                ------------------------------
                                                 YEAR ENDED       YEAR ENDED
                                                 DEC. 31/03      DEC. 31/02++
                                                ------------     -----------
Units, beginning of year                                   1                -
Units issued                                             551                8
Units redeemed                                           (82)              (7)
                                                ------------     ------------
Units, end of year                                       470                1
                                                ============     ============
Unit value, end of year                         $      10.93     $       7.89

Net assets, end of year                         $      5,133     $          5

Investment income ratio (1)                             0.00%            0.00%
Total return (2)                                       38.53%          -22.65%

                                                              SUB-ACCOUNT
                                                ----------------------------------------
                                                              REAL ESTATE
                                                            SECURITIES TRUST
                                                ----------------------------------------
                                                YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                DEC. 31/03     DEC. 31/02     DEC. 31/01
                                                ----------     ----------     ----------
Units, beginning of year                             9,703            561            231
Units issued                                         1,436          9,389            385
Units redeemed                                        (633)          (247)           (55)
                                                ----------     ----------     ----------
Units, end of year                                  10,506          9,703            561
                                                ==========     ==========     ==========
Unit value, end of year                         $    16.94     $    12.17     $    11.86

Net assets, end of year                         $  177,934     $  118,093     $    6,654

Investment income ratio (1)                           2.59%          3.30%          1.91%
Total return (2)                                     39.14%          2.58%          3.15%

++  Fund available in prior year but no activity.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                    SUB-ACCOUNT
                                                    ------------------------------------------
                                                               SCIENCE & TECHNOLOGY
                                                                        TRUST
                                                    ------------------------------------------
                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    DEC. 31/03      DEC. 31/02      DEC. 31/01
                                                    ----------      ----------      ----------
Units, beginning of year                               18,018          17,279          12,290
Units issued                                           13,615           7,923           7,023
Units redeemed                                         (3,475)         (7,184)         (2,034)
                                                    ---------       ---------       ---------
Units, end of year                                     28,158          18,018          17,279
                                                    =========       =========       =========

Unit value, end of year                             $    6.59       $    4.38       $    7.40

Net assets, end of year                             $ 185,631       $  78,981       $ 127,852

Investment income ratio(1)                               0.00%           0.00%           0.00%
Total return(2)                                         50.37%         -40.76%         -41.25%

                                                                  SUB-ACCOUNT
                                                    ------------------------------------------

                                                              SMALL CAP INDEX TRUST
                                                    ------------------------------------------
                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    DEC. 31/03      DEC. 31/02      DEC. 31/01
                                                    ----------      ----------      ----------
Units, beginning of year                                3,031             781               -
Units issued                                            3,398           3,616             826
Units redeemed                                           (506)         (1,366)            (45)
                                                    ---------       ---------       ---------
Units, end of year                                      5,923           3,031             781
                                                    =========       =========       =========

Unit value, end of year                             $   13.60       $    9.33       $   11.88

Net assets, end of year                             $  80,546       $  28,276       $   9,282

Investment income ratio(1)                               0.00%           1.13%           7.07%
Total return(2)                                         45.79%         -21.47%           1.41%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                  SUB-ACCOUNT
                                                    ------------------------------------------

                                                             SMALL COMPANY BLEND TRUST
                                                    ------------------------------------------
                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    DEC. 31/03      DEC. 31/02      DEC. 31/01
                                                    ----------      ----------      ----------
Units, beginning of year                                2,284             954             164
Units issued                                            2,100           1,689             916
Units redeemed                                           (452)           (359)           (126)
                                                    ---------       ---------       ---------
Units, end of year                                      3,932           2,284             954
                                                    =========       =========       =========

Unit value, end of year                             $   13.11       $    9.38       $   12.60

Net assets, end of year                             $  51,537       $  21,431       $  12,026

Investment income ratio(1)                               0.00%           0.14%           0.00%
Total return(2)                                         39.71%         -25.55%          -2.30%

                                                                   SUB-ACCOUNT
                                                    ------------------------------------------

                                                            SMALL COMPANY VALUE TRUST
                                                    ------------------------------------------
                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    DEC. 31/03      DEC. 31/02      DEC. 31/01
                                                    ----------      ----------      ----------
Units, beginning of year                               14,054           8,232             388
Units issued                                            3,851          11,127           8,141
Units redeemed                                         (1,488)         (5,305)           (297)
                                                    ---------       ---------       ---------
Units, end of year                                     16,417          14,054           8,232
                                                    =========       =========       =========

Unit value, end of year                             $   15.23       $   11.40       $   12.11

Net assets, end of year                             $ 250,055       $ 160,148       $  99,712

Investment income ratio(1)                               0.40%           0.26%           0.10%
Total return(2)                                         33.66%          -5.93%           6.54%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                    SUB-ACCOUNT
                                                   ------------
                                                     SPECIAL
                                                    VALUE TRUST
                                                   ------------
                                                   PERIOD ENDED
                                                   DEC. 31/03**
                                                   ------------
Units, beginning of year                                    -
Units issued                                              140
Units redeemed                                            (10)
                                                    ---------
Units, end of year                                        130
                                                    =========
Unit value, end of year                             $   15.82

Net assets, end of year                             $   2,051

Investment income ratio(1)                               0.00%
Total return(2)                                         26.56%

                                                                  SUB-ACCOUNT
                                                    ------------------------------------------

                                                              STRATEGIC BOND TRUST
                                                    ------------------------------------------
                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    DEC. 31/03      DEC. 31/02      DEC. 31/01
                                                    ----------      ----------      ----------
Units, beginning of year                               12,505          27,510          30,987
Units issued                                            8,888           1,544           1,113
Units redeemed                                         (2,296)        (16,549)         (4,590)
                                                    ---------       ---------       ---------
Units, end of year                                     19,097          12,505          27,510
                                                    =========       =========       =========

Unit value, end of year                             $   14.35       $   12.68       $   11.64

Net assets, end of year                             $ 273,992       $ 158,608       $ 320,278

Investment income ratio(1)                               3.49%           8.90%           7.65%
Total return(2)                                         13.11%           8.96%           6.24%

** Reflects the period from commencement of operations May 5, 2003 through December 31, 2003.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                          SUB-ACCOUNT
                                                    ---------------------------
                                                      STRATEGIC GROWTH TRUST
                                                    ---------------------------
                                                    YEAR ENDED      YEAR ENDED
                                                    DEC. 31/03     DEC. 31/02++
                                                    ---------------------------
Units, beginning of year                                  387               -
Units issued                                            1,940             432
Units redeemed                                            (68)            (45)
                                                    ---------       ---------
Units, end of year                                      2,259             387
                                                    =========       =========

Unit value, end of year                             $   10.06       $    7.93

Net assets, end of year                             $  22,727       $   3,069

Investment income ratio(1)                               0.00%           0.00%
Total return(2)                                         26.86%         -28.04%

                                                          STRATEGIC OPPORTUNITIES TRUST
                                                    ------------------------------------------
                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    DEC. 31/03      DEC. 31/02      DEC. 31/01
                                                    ----------      ----------      ----------
Units, beginning of year                               20,172          19,278          15,842
Units issued                                            7,878           9,797           5,966
Units redeemed                                         (2,320)         (8,903)         (2,530)
                                                    ---------       ---------       ---------
Units, end of year                                     25,730          20,172          19,278
                                                    =========       =========       =========

Unit value, end of year                             $    7.64       $    6.07       $    9.91

Net assets, end of year                             $ 196,542       $ 122,446       $ 191,095

Investment income ratio(1)                               0.00%           0.00%           0.48%
Total return(2)                                         25.83%         -38.77%         -15.25%

++ Fund available in prior year but no activity.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 SUB-ACCOUNT
                                                    ------------------------------------------
                                                             STRATEGIC VALUE TRUST
                                                    ------------------------------------------
                                                    YEAR ENDED      YEAR ENDED      PERIOD ENDED
                                                    DEC. 31/03      DEC. 31/02      DEC. 31/01*
                                                    ----------      ----------      ----------
Units, beginning of year                                  611              90               -
Units issued                                              578             667             111
Units redeemed                                           (343)           (146)            (21)
                                                    ---------       ---------       ---------
Units, end of year                                        846             611              90
                                                    =========       =========       =========

Unit value, end of year                             $   10.03       $    7.79       $   10.70

Net assets, end of year                             $   8,487       $   4,758       $     966

Investment income ratio(1)                               0.02%           0.00%           0.00%
Total return(2)                                         28.77%         -27.20%         -14.40%

                                                                 SUB-ACCOUNT
                                                   -------------------------------------------

                                                             TELECOMMUNICATIONS TRUST
                                                   -------------------------------------------
                                                   PERIOD ENDED     YEAR ENDED     PERIOD ENDED
                                                   MAY 2/03****     DEC. 31/02      DEC. 31/01*
                                                   ------------     ----------     -----------
Units, beginning of year                                  468             165               -
Units issued                                              323             461             182
Units redeemed                                           (791)           (158)            (17)
                                                    ---------       ---------       ---------
Units, end of year                                          -             468             165
                                                    =========       =========       =========
Unit value, end of year                             $       -       $    4.15       $    7.93

Net assets, end of year                             $       -       $   1,943       $   1,309

Investment income ratio(1)                               0.00%           0.00%           0.00%
Total return(2)                                          7.95%         -47.67%         -36.56%

**** Terminated as an investment option and funds transferred to Science &
     Technology Trust May 2, 2003.

* Reflects the period from commencement of operations May 1, 2001 through December 31, 2001.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                   SUB-ACCOUNT
                                                    ------------------------------------------
                                                               TOTAL RETURN TRUST
                                                    ------------------------------------------
                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    DEC. 31/03      DEC. 31/02      DEC. 31/01
                                                    ----------      ----------      ----------
Units, beginning of year                               15,105           5,178              92
Units issued                                            5,867          10,898           5,322
Units redeemed                                         (2,049)           (971)           (236)
                                                    ---------       ---------       ---------
Units, end of year                                     18,923          15,105           5,178
                                                    =========       =========       =========
Unit value, end of year                             $   17.08       $   16.27       $   14.86

Net assets, end of year                             $ 323,303       $ 245,736       $  76,920

Investment income ratio(1)                               2.43%           2.44%           2.42%
Total return(2)                                          5.01%           9.52%           8.28%

                                                                  SUB-ACCOUNT
                                                    ------------------------------------------
                                                              TOTAL STOCK MARKET
                                                                  INDEX TRUST
                                                    ------------------------------------------
                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    DEC. 31/03      DEC. 31/02      DEC. 31/01
                                                    ----------      ----------      ----------
Units, beginning of year                                6,973           1,864               -
Units issued                                            3,839           5,698           2,051
Units redeemed                                           (486)           (589)           (187)
                                                    ---------       ---------       ---------
Units, end of year                                     10,326           6,973           1,864
                                                    =========       =========       =========
Unit value, end of year                             $   10.24       $    7.84       $    9.96

Net assets, end of year                             $ 105,687       $  54,673       $  18,572

Investment income ratio(1)                               0.00%           1.12%           2.70%
Total return(2)                                         30.55%         -21.29%         -11.41%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                   SUB-ACCOUNT
                                                    ------------------------------------------
                                                                 U.S. GOVERNMENT
                                                                SECURITIES TRUST
                                                    ------------------------------------------
                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    DEC. 31/03      DEC. 31/02      DEC. 31/01
                                                    ----------      ----------      ----------
Units, beginning of year                               26,203          12,983             384
Units issued                                           12,842          15,867          12,827
Units redeemed                                         (4,553)         (2,647)           (228)
                                                    ---------       ---------       ---------
Units, end of year                                     34,492          26,203          12,983
                                                    =========       =========       =========
Unit value, end of year                             $   13.05       $   12.83       $   11.88

Net assets, end of year                             $ 450,219       $ 336,205       $ 154,261

Investment income ratio(1)                               2.94%           3.35%           1.07%
Total return(2)                                          1.73%           7.99%           7.03%

                                                                    SUB-ACCOUNT
                                                    ------------------------------------------

                                                               U.S. LARGE CAP TRUST
                                                    ------------------------------------------
                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    DEC. 31/03      DEC. 31/02      DEC. 31/01
                                                    ----------      ----------      ----------
Units, beginning of year                                5,165           2,818             527
Units issued                                            5,729           3,225           2,658
Units redeemed                                         (1,506)           (878)           (367)
                                                    ---------       ---------       ---------
Units, end of year                                      9,388           5,165           2,818
                                                    =========       =========       =========
Unit value, end of year                             $   13.19       $    9.62       $   12.86

Net assets, end of year                             $ 123,810       $  49,694       $  36,239

Investment income ratio(1)                               0.31%           0.25%           0.30%
Total return(2)                                         37.06%         -25.18%          -2.55%

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                    UTILITIES TRUST
                                                    ----------------
                                                       YEAR ENDED
                                                      DEC. 31/03++
                                                    ----------------
Units, beginning of year                                       -
Units issued                                                 626
Units redeemed                                               (24)
                                                        --------
Units, end of year                                           602
                                                        ========

Unit value, end of year                                 $   9.61

Net assets, end of year                                 $  5,786

Investment income ratio(1)                                  0.00%
Total return(2)                                            34.54%

                                                                  SUB-ACCOUNT
                                                    ------------------------------------------

                                                                  VALUE TRUST
                                                    ------------------------------------------
                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    DEC. 31/03      DEC. 31/02      DEC. 31/01
                                                    ----------      ----------      ----------
Units, beginning of year                               10,345           6,187             761
Units issued                                            5,715           5,628           6,612
Units redeemed                                         (1,190)         (1,470)         (1,186)
                                                    ---------       ---------       ---------
Units, end of year                                     14,870          10,345           6,187
                                                    =========       =========       =========

Unit value, end of year                             $   13.00       $    9.37       $   12.13

Net assets, end of year                             $ 193,282       $  96,909       $  75,081

Investment income ratio(1)                               1.06%           0.71%           0.51%
Total return(2)                                         38.75%         -22.80%           3.42%

++ Fund available in prior year but no activity.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                 SUB-ACCOUNT
                                                    ------------------------------------------
                                                               500 INDEX TRUST
                                                    ------------------------------------------
                                                    YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                    DEC. 31/03      DEC. 31/02      DEC. 31/01
                                                    ----------      ----------      ----------
Units, beginning of year                               17,368           6,896              49
Units issued                                           21,523          14,266           7,196
Units redeemed                                         (4,498)         (3,794)           (349)
                                                    ---------       ---------       ---------
Units, end of year                                     34,393          17,368           6,896
                                                    =========       =========       =========

Unit value, end of year                             $    9.82       $    7.67       $    9.91

Net assets, end of year                             $ 337,825       $ 133,278       $  68,304

Investment income ratio(1)                               0.71%           0.00%           2.26%
Total return(2)                                         28.00%         -22.53%         -12.37%

     (1) These ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

     (2) These ratios represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction in unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

6. RELATED PARTY TRANSACTIONS

Manulife Financial Securities LLC, a registered broker-dealer and wholly owned subsidiary of ManUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of other broker-dealers having distribution agreements with Manulife Financial Securities LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

              The Manufacturers Life Insurance Company of New York
                               Separate Account B

                    Notes to Financial Statements (continued)

6. RELATED PARTY TRANSACTIONS (CONTINUED)

These underwriting and distribution services had been performed by Manufacturers Securities Services LLC ("MSS") before January 1, 2002. MSS is also an indirect wholly owned subsidiary of MFC.

The Company utilizes various services provided by The Manufacturers Life Insurance ("MLI"), a subsidiary of MFC, and its affiliates. Such services include legal, personnel, marketing, investment accounting and other corporate services. Pursuant to an Administrative Services Agreement, and effective for 2001, all intercompany services, except for investment services, are billed through ManUSA to the Company. Pursuant to an Investment Services Agreement, all investment services are billed directly by MLI to the Company.